Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.11

AIRCRAFT LEASE AGREEMENT

Dated as of March 9, 2007

BETWEEN

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

as LESSEE

and

INTERNATIONAL LEASE FINANCE CORPORATION

as LESSOR

Aircraft Make and Model:	New Airbus A319-100

Aircraft Manufacturer’s Serial Number:	Per Estoppel and Acceptance Certificate

Make and Model of Engines:	IAE V2524-A5

Serial Numbers of Engines:	Per Estoppel and Acceptance Certificate

NEW AIRCRAFT NO. 1

ARTICLE 1	SUMMARY OF TRANSACTION	2
1.1	Description of Aircraft	2
1.2	Scheduled Delivery Date and Location	2
1.3	Initial Lease Term	2
1.4	Extension Lease Option	2
1.5	Security Deposit	2
1.6	Transaction Fee	3
1.7	Rent During Lease Term	3
1.8	Reserves	4
1.9	Additional Rent for Excess Airframe and Engine Cycles	4
1.10	Country of Airframe Registration	4
1.11	Agreed Value of Aircraft	5
1.12	LESSOR’s Bank Account	5

ARTICLE 2	DEFINITIONS	6
2.1	General Definitions	6
2.2	Specific Definitions	12

ARTICLE 3	PLACE AND DATE OF DELIVERY	13
3.1	Place and Delivery	13
3.2	Scheduled Delivery Date	13
3.3	Delivery subject to Manufacturer Delivery	13
3.4	No LESSOR Liability	13
3.5	Total Loss of Aircraft prior to Delivery	13
3.6	Cancellation for Delay	13

ARTICLE 4	LEASE TERM AND EXTENSION OPTION	14
4.1	Initial Lease Term	14
4.2	Lease Extension Option	14
4.3	“Lease Term” and “Expiration Date”	14
4.4	“Termination Date”	14

ARTICLE 5	SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS	15
5.1	Security Deposit	15
5.2	Transaction Fee	16

i	TABLE OF CONTENTS

5.3	Rent	16
5.4	Reserves	17
5.5	Additional Rent for Excess Cycles	18
5.6	LESSOR’s Bank Account	18
5.7	Default Interest	19
5.8	No Deductions or Withholdings	19
5.9	Value Added Taxes	20
5.10	Wire Transfer Disbursement Report	20
5.11	Net Lease	20
5.12	Currency Indemnity	21
5.13	LESSOR Performance of LESSEE Obligation	21
5.14	Consideration for Rent and other Accounts	21

ARTICLE 6	INVOLVEMENT WITH AIRCRAFT MANUFACTURER	22
6.1	LESSEE Selection of Aircraft	22
6.2	Participation Agreement	22
6.3	Procurement of BFE	22
6.4	Assignment of Training	22
6.5	LESSEE Inspection of Aircraft	22
6.6	Aircraft at Delivery	22
6.7	Delivery of the Aircraft to LESSEE	23
6.8	LESSEE Acceptance of Aircraft	23

ARTICLE 7	PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS	24
7.1	Pre-Delivery Requirements	24
7.2	Delivery Requirements	25
7.3	Post-Delivery Requirements	26

ARTICLE 8	DISCLAIMERS AND WAIVERS	28
8.1	“As Is, Where Is”	28
8.2	Waiver of Warranty of Description	28
8.3	LESSEE Waiver	29
8.4	Conclusive Proof	29
8.5	No Liability to Repair or Replace	29
8.6	No Waiver	30
8.7	Consideration for Waivers	30

ARTICLE 9	MANUFACTURERS’ AND VENDORS’ WARRANTIES	31
9.1	Warranties	31

ii	TABLE OF CONTENTS

9.2	Reassignment	31
9.3	Warranty Claims	31

ARTICLE 10	OPERATION OF AIRCRAFT	32
10.1	Cost of Operation	32
10.2	Compliance with Laws	32
10.3	Training	32
10.4	No Violation of Insurance Policies	32
10.5	Flight and Airport Charges	32

ARTICLE 11	SUBLEASES	34
11.1	No Sublease without LESSOR Consent	34
11.2	LESSOR Costs	34
11.3	Permitted Sublessees	34
11.4	Any Approved Sublease	34
11.5	Assignment of Sublease	35
11.6	Application of Cape Town Convention	35
11.7	Wet Leases	35
11.8	Continued Responsibility of LESSEE	35

ARTICLE 12	MAINTENANCE OF AIRCRAFT	36
12.1	General Obligation	36
12.2	Specific Engine Requirements	36
12.3	Specific Obligations	38
12.4	Replacement of Parts	39
12.5	Removal of Engines	40
12.6	Removal of APU	40
12.7	Pooling of Engines, APU and Parts	41
12.8	Installation of Engines on other Aircraft	41
12.9	Modifications	42
12.10	Performance of Work by Third Parties	43
12.11	Reporting Requirements	43
12.12	Maintenance Policies and Procedures Manuals	43
12.13	LESSOR Inspection Rights	44

ARTICLE 13	USE OF RESERVES	45
13.1	Airframe Reserves (6 Year Check)	45
13.2	Airframe Reserves (12 Year Check)	45
13.3	Engine Performance Restoration Reserves	45
13.4	Engine LLP Reserves	45

iii	TABLE OF CONTENTS

13.5	Landing Gear Reserves	46
13.6	APU Reserves	46
13.7	Reimbursement	46
13.8	Reimbursement Adjustment	47
13.9	Costs in Excess of Reserves	48
13.10	Reimbursement after Termination Date	48
13.11	Total Loss	48

ARTICLE 14	TITLE AND REGISTRATION	49
14.1	Title to the Aircraft	49
14.2	Registration of Aircraft	49
14.3	Cape Town Convention	49
14.4	Filing of this Lease	50

ARTICLE 15	IDENTIFICATION PLATES	51
15.1	Airframe Identification Plates	51
15.2	Engine Identification Plates	51

ARTICLE 16	TAXES	52
16.1	General Obligation of LESSEE	52
16.2	Exceptions to Indemnity	52
16.3	After-Tax Basis	54
16.4	Timing of Payment	54
16.5	Contests	54
16.6	Refunds	54
16.7	Cooperation in Filing Tax Returns	54
16.8	Survival of Obligations	54

ARTICLE 17	INDEMNITIES	55
17.1	General Indemnity	55
17.2	Exceptions to General Indemnities	56
17.3	After-Tax Basis	57
17.4	Timing of Payment	57
17.5	Subrogation	57
17.6	Notice	57
17.7	Refunds	57
17.8	Defense of Claims	57
17.9	No Double Recovery	57
17.10	Survival of Obligation	57

ARTICLE 18	INSURANCE	58
18.1	Categories of Insurance	58
18.2	Write-back of any Date Recognition Exclusion	58

iv	TABLE OF CONTENTS

18.3	Write-backs of LSW555.D and AVN48C Exclusions	58
18.4	Installation of Third Party Engine	58
18.5	LESSOR Coverage for LESSEE’s Employees	58
18.6	Insurance for Indemnities	59
18.7	Insurance required by Manufacturer	59
18.8	Renewal	59
18.9	Assignment of Rights by LESSOR	59
18.10	Insurance for Wet Lease Operations	59
18.11	Other Insurance	59
18.12	Information	60
18.13	Currency	60
18.14	Grounding of Aircraft	60
18.15	Failure to Insure	60
18.16	Reinsurance	60
18.17	Limit on Hull in favor of LESSEE	61

ARTICLE 19	LOSS, DAMAGE AND REQUISITION	62
19.1	Definitions	62
19.2	Notice of Total Loss	63
19.3	Total Loss of Aircraft or Airframe	63
19.4	Surviving Engine(s)	64
19.5	Total Loss of Engine and not Airframe	64
19.6	Total Loss of APU	65
19.7	Other Loss or Damage	66
19.8	Copy of Insurance Policy	67
19.9	Government Requisition	67

ARTICLE 20	REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE	68
20.1	Representations and Warranties	68
20.2	Covenants	70

ARTICLE 21	REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR	73
21.1	Representations and Warranties	73
21.2	Covenant of Quiet Enjoyment	73

v	TABLE OF CONTENTS

ARTICLE 22	FINANCIAL AND OTHER INFORMATION	75

ARTICLE 23	RETURN OF AIRCRAFT	76
23.1	Date of Return	76
23.2	Last Engine Shop Visits	76
23.3	Technical Report	76
23.4	Return Location	76
23.5	Full Aircraft Documentation Review	77
23.6	Maintenance Policies and Procedures Manuals	77
23.7	Aircraft Inspection	77
23.8	Certificate of Airworthiness Matters	78
23.9	General Condition of Aircraft at Return	79
23.10	Checks Prior to Return	82
23.11	Part Lives	84
23.12	Export and Deregistration of Aircraft	86
23.13	Delay in Return of Aircraft Due to LESSOR Work Requests	87
23.14	LESSEE’s Continuing Obligations	87
23.15	Airport and Navigation Charges	88
23.16	Return Acceptance Receipt	88
23.17	Indemnities and Insurance	88
23.18	Storage	88

ARTICLE 24	ASSIGNMENT	89
24.1	No Assignment by LESSEE	89
24.2	Sale or Assignment by LESSOR	89
24.3	LESSOR’s Lender	90
24.4	LESSEE Cooperation	90
24.5	Advance Consent Under Cape Town Convention	90
24.6	Protections	90

ARTICLE 25	DEFAULT OF LESSEE	92
25.1	LESSEE Notice to LESSOR	92
25.2	Events of Default	92
25.3	LESSOR’s General Rights	94
25.4	Deregistration and Export of Aircraft	95
25.5	Cape Town Convention Remedies	95
25.6	LESSEE Liability for Damages	96
25.7	Waiver of Default	97
25.8	Present Value of Payments	97
25.9	Use of “Termination Date”	97

vi	TABLE OF CONTENTS

ARTICLE 26	NOTICES	98
26.1	Manner of Sending Notices	98
26.2	Notice Information	98

ARTICLE 27	ARBITRATION	99
27.1	Arbitration of Any Dispute	99
27.2	Notice of Arbitration	99
27.3	Rules for Arbitration	99
27.4	Number of Arbitrators	99
27.5	Appointment of Arbitrator by Each Party	99
27.6	Appointment of Lead Arbitrator	99
27.7	Location of Arbitration	99
27.8	Language of Arbitration	99
27.9	Interim Measures of Protection	99
27.10	Substantive Law	100
27.11	Decision	100
27.12	Prevailing Party in Dispute	100
27.13	Waiver	100

ARTICLE 28	GOVERNING LAW AND JURISDICTION	101
28.1	California Law	101
28.2	Non-Exclusive Jurisdiction in California	101
28.3	Protection of Interest in the Aircraft	101
28.4	LESSOR Actions in Certain Jurisdictions	101
28.5	Personal Jurisdiction	101
28.6	Service of Process	101
28.7	Prevailing Party in Dispute	102
28.8	Future Amendments or Agreements	102
28.9	Waiver	102

ARTICLE 29	MISCELLANEOUS	103
29.1	Press Releases	103
29.2	Power of Attorney	103
29.3	LESSOR Performance for LESSEE	103
29.4	LESSOR’s Payment Obligations	103
29.5	Application of Payments	103
29.6	Usury Laws	103
29.7	Delegation by LESSOR	104
29.8	Confidentiality	104

vii	TABLE OF CONTENTS

29.9	Rights of Parties	104
29.10	Further Assurances	104
29.11	Translation of Lease	105
29.12	Use of Word “including”	105
29.13	Headings	105
29.14	Invalidity of any Provision	105
29.15	Negotiation	105
29.16	Time is of the Essence	105
29.17	Amendments in Writing	105
29.18	Consents Not to be Delayed	105
29.19	Counterparts	105
29.20	Delivery of Documents by Fax or E-mail	105
29.21	Entire Agreement	105

EXHIBIT A	AIRCRAFT DESCRIPTION	107

EXHIBIT B	PARTICIPATION AGREEMENT	109

EXHIBIT C	CERTIFICATE OF INSURANCE (FOR LESSOR)	127

EXHIBIT D	BROKERS’ LETTER OF UNDERTAKING (FOR LESSOR)	133

EXHIBIT E	AVIATION AUTHORITY UNDERTAKING LETTER	135

EXHIBIT F	ESTOPPEL AND ACCEPTANCE CERTIFICATE	136

EXHIBIT G	OPINION OF COUNSEL	139

EXHIBIT H	FORM OF POWER OF ATTORNEY	143

EXHIBIT I	FORM OF CAPE TOWN POWER OF ATTORNEY	145

EXHIBIT J	ASSIGNMENT OF RIGHTS (AIRFRAME)	147

EXHIBIT K	ASSIGNMENT OF RIGHTS (ENGINES)	154

EXHIBIT L	RETURN ACCEPTANCE RECEIPT	158

EXHIBIT M	MONTHLY REPORT	163

EXHIBIT N	AIRCRAFT DOCUMENTATION	167

EXHIBIT O	TECHNICAL EVALUATION REPORT	170

viii	TABLE OF CONTENTS

AIRCRAFT LEASE AGREEMENT

THIS AIRCRAFT LEASE AGREEMENT (together with all Exhibits hereto, the “Lease”) is made and entered into as of March 9, 2007.

BETWEEN:

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V., a Mexican company whose principal place of business is at Prolongacion Paseo de la Reforma No. 490, Piso 1 (Edificio GE), Santa Fe Pena Blanca, Del. Alvaro Obregon, Mexico, D.F., Mexico 01210 (“LESSEE”); and

INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation whose principal place of business is at 10250 Constellation Boulevard, 34th Floor, Los Angeles, California 90067, United States of America (“LESSOR”).

1	RECITALS

The subject matter of this Lease is one (1) new Airbus A319-100 aircraft. In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, LESSOR hereby agrees to lease to LESSEE and LESSEE hereby agrees to lease from LESSOR the aircraft and the parties further agree as follows:

ARTICLE 1	SUMMARY OF TRANSACTION

The following is a summary of the lease transaction between LESSEE and LESSOR. It is set forth for the convenience of the parties only and will not be deemed in any way to amend, detract from or simplify the other provisions of this Lease.

1.13 Description of Aircraft

One new Airbus A319-100 aircraft

1.14 Scheduled Delivery Date and Location

In the month of April 2008 in Hamburg, Germany

1.15 Initial Lease Term

10 years

1.16 Extension Lease Option

Two (2) lease extension options of one (1) year each

1.17 Security Deposit

***** payable as follows (in U.S. Dollars):

Payment Date	Amount
Received	*****
Within two (2) business days after execution of the lease	*****
April 1, 2007	*****
May 1, 2007	*****
June 1, 2007	*****
July 1, 2007	*****
August 1, 2007	*****
September 1, 2007	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2	ARTICLE 1 SUMMARY OF TRANSACTION

Payment Date	Amount
October 1, 2007	*****
November 1, 2007	*****
December 1, 2007	*****

1.18 Transaction Fee

***** payable within 2 business days after execution of this Lease

1.19 Rent During Lease Term

Payable monthly in advance and equal to the sum of:

(a)	***** per month expressed in January 2006 U.S. Dollars*

*The above base rent is expressed in January 2006 U.S. Dollars and will increase in accordance with Airbus’s announced escalation rates for the period from and including the 1st day of January 2006 through and including the delivery month of the aircraft, compounded monthly provided, however, that the escalation of such base rent will not exceed a rate of ***** for each whole year following January 2006 or a proportional part of ***** for such lesser periods.

plus

(b)	***** per month

plus

(c) the “LESSEE Customization Costs” amortized over the lease term, together with interest thereon at a rate equal to the prime rate in effect at delivery. The “LESSEE Customization Costs” consist of the cost of (i) all agreed-to BFE (whether buyer-furnished equipment or seller-purchased equipment) paid for by LESSOR in place of or in addition to LESSEE’s baseline BFE for the Aircraft as specified in Exhibit A and (ii) all other agreed-to changes to LESSEE’s baseline specification specified in Exhibit A paid for by LESSOR.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3	ARTICLE 1 SUMMARY TRANSACTION

1.20 Reserves

Type of Reserves	Amount of Reserves

Airframe Reserves (6 Year Check):	***** per calendar month

Airframe Reserves (12 Year Check):	***** per calendar month

Engine Performance Restoration Reserves:	***** per engine flight hour for each engine (payable when the engine is utilized on the aircraft or another aircraft)

Engine LLP Reserves:	***** per engine cycle for each engine (payable when the engine is utilized on the aircraft or another aircraft)

Landing Gear Reserves:	***** per calendar month

APU Reserves:	***** per APU hour (payable when the APU is utilized on the aircraft or another aircraft)

*	All reserves are subject to an annual escalation rate of ***** (compounded yearly) on January 1, 2009 and on each one-year anniversary thereof.

1.21 Additional Rent for Excess Airframe and Engine Cycles

***** each cycle the airframe and ***** for each cycle an engine has operated, calculated as of the end of the lease term, in excess of the maximum number of cycles which would result from an hour/cycle ratio of 1.25 hours to 1 cycles

1.22 Country of Aircraft Registration

United States

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4	ARTICLE 1 SUMMARY OF TRANSACTION

1.23 Agreed Value of Aircraft

An amount equal to ***** of the manufacturer’s list price for the aircraft on the delivery date, which will be decreased by ***** of such amount on each yearly anniversary of the delivery date

1.24 LESSOR’s Bank Account

International Lease Finance Corporation Account No. ***** JPMorgan Chase Bank 270 Park Avenue New York, New York 10017 ABA# *****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5	ARTICLE 1 SUMMARY OF TRANSACTION

ARTICLE 2	DEFINITIONS

Except where the context otherwise requires, the following words have the following meanings for all purposes of this Lease. The definitions are equally applicable to the singular and plural forms of the words. Any agreement defined below or in this Lease includes each amendment, modification, supplement and waiver thereto in effect from time to time.

2.3 General Definitions.

“Aircraft” means the Airframe, two (2) Engines, APU, Parts and Aircraft Documentation, collectively. As the context requires, “Aircraft” may also mean the Airframe, any Engine, the APU, any Part, the Aircraft Documentation or any part thereof individually. For example, in the context of return to LESSOR the term “Aircraft” means the Airframe, Engines, APU, Parts and Aircraft Documentation collectively, yet in the context of LESSEE not creating any Security Interests other than Permitted Liens on the Aircraft, the term “Aircraft” means any of the Airframe, any Engine, the APU, any Part or the Aircraft Documentation individually.

“Aircraft Documentation” means all (a) log books, Aircraft records, manuals and other documents provided to LESSEE in connection with the Aircraft, (b) documents listed in the Estoppel and Acceptance Certificate and Exhibit N and (c) any other documents required to be maintained during the Lease Term and until the Termination Date by the Aviation Authority, LESSEE’s Maintenance Program and this Lease.

“Airframe” means the airframe listed in the Estoppel and Acceptance Certificate executed at Delivery together with all Parts relating thereto (excluding each Basic Engine or engines and the APU).

“Airworthiness Directives” or “ADs” means all airworthiness directives (or equivalent) applicable to the Aircraft issued by any one or more of the Aviation Authority, DGAC, FAA and EASA.

“APU” means (a) the auxiliary power unit of the Aircraft listed in the Estoppel and Acceptance Certificate executed at Delivery, (b) any replacement auxiliary power unit acquired by LESSOR and leased to LESSEE pursuant to Article 19.6 following a Total Loss of the APU and (c) all Parts installed in or on such APU at Delivery (or substituted, renewed or replacement Parts in accordance with this Lease) so long as title thereto is or remains vested in LESSOR in accordance with the terms of Article 12.4.

6	ARTICLE 2 DEFINITIONS

“Aviation Authority” means the Federal Aviation Administration of the Department of Transportation or any successor thereto under the Laws of the United States of America or any Government Entity which under the Laws of the United States of America from time to time has control over civil aviation or the registration, airworthiness or operation of aircraft in the United States of America. If the Aircraft is registered in a country other than the United States of America, “Aviation Authority” means the agency which regulates civil aviation in such other country.

“Aviation Documents” means any or all of the following which at any time may be obtainable from the Aviation Authority: (a) if required, a temporary certificate of airworthiness from the Aviation Authority allowing the Aircraft to be flown after Delivery to the State of Registration, (b) an application for registration of the Aircraft with the appropriate authority in the State of Registration, (c) the certificate of registration for the Aircraft issued by the State of Registration, (d) a Standard Certificate of Airworthiness for the Aircraft specifying transport category (passenger), (e) an air transport license, (f) an air operator’s certificate, (g) such recordation of LESSOR’s title to the Aircraft and interest in this Lease as may be available in the State of Registration and (h) all such other authorizations, approvals, consents and certificates, if any, in the State of Registration as may be required to enable LESSEE lawfully to operate the Aircraft.

“Basic Engine” means, with respect to an Engine, the Engine Manufacturer’s engine modules, components and systems as specified in the Engine Manufacturer’s delivered bill of material for that engine model. The “Basic Engine” does not include the nacelle, installed components related to the Aircraft systems, thrust reversers, quick engine components (QEC), primary exhaust nozzle and any other Parts which are not considered by the Engine Manufacturer to be part of a “basic engine”.

“BFE” means any equipment which is to be provided by the purchaser of the Aircraft (whether actually provided by LESSOR as buyer-furnished equipment or Manufacturer as seller-purchased equipment).

“Business Day” means a day other than a Saturday or Sunday on which the banks in the city where LESSOR’s Bank is located are open for the transaction of business of the type required by this Lease and except in respect of payments of Rent, Mexico City, Mexico.

“Cape Town Convention” means both the Convention and the Protocol.

“Consolidated Text” means the Consolidated Text of the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment.

7	ARTICLE 2 DEFINITIONS

“Convention” means the Convention on International Interests in Mobile Equipment which was adopted on November 16, 2001 at a diplomatic conference held in Cape Town, South Africa as it may be amended from time to time.

“Creditor” means any lessor, owner, bank, lender, mortgagee or other Person which is the owner of or has any interest in an aircraft engine or aircraft operated by LESSEE.

“Creditor Agreement” means the applicable agreement between a Creditor and LESSEE or between Creditors pursuant to which such Creditor owns, leases or has an interest in either an aircraft operated by LESSEE on which an Engine may be installed or in an aircraft engine which may be installed on the Airframe.

“Default” means any event which, upon the giving of notice, the lapse of time and/or a relevant determination, would constitute an Event of Default.

“Delivery” means the delivery of the Aircraft from LESSOR to LESSEE pursuant to Articles 3 and 6.

“Delivery Date” means the date on which Delivery takes place.

“DGAC” means the French Direction Générale de l’Aviation Civile or any successor thereto.

“Dollars”, “$” and “US$” mean the lawful currency of the U.S.

“EASA” means the European Aviation Safety Agency or any successor thereto. Where it is stated in this Lease that a repair station or a repair, overhaul or maintenance facility will be an “EASA-approved” station or facility, such station or facility must be approved by EASA to perform maintenance and repair work on the Aircraft, an Engine or Part submitted to it for maintenance or repair, as applicable.

“Engine” means (a) each of the engines listed on the Estoppel and Acceptance Certificate; (b) any replacement engine acquired by LESSOR and leased to LESSEE pursuant to Article 19.5 following a Total Loss of an Engine; and (c) all Parts installed in or on any of such engines at Delivery (or substituted, renewed or replacement Parts in accordance with this Lease) so long as title thereto is or remains vested in LESSOR in accordance with the terms of Article 12.4.

“Eurocontrol” means the European Organization for the Safety of Air Navigation established by the Convention related to the Co-operation for the Safety of Air Navigation (Eurocontrol) signed on December 13, 1960, as amended.

8	ARTICLE 2 DEFINITIONS

“Engine Manufacturer” means IAE International Engines A.G.

“Event of Default” means any of the events referred to in Article 25.2.

“FAA” means the Federal Aviation Administration of the U.S. Department of Transportation or any successor thereto under the Laws of the U.S. Where it is stated in this Lease that a repair station or a repair, overhaul or maintenance facility will be an “FAA-approved” station or facility, such station or facility must be approved by the FAA to perform maintenance and repair work on the Aircraft, an Engine or Part, as applicable.

“FARs” means the U.S. Federal Aviation Regulations embodied in Title 14 of the U.S. Code of Federal Regulations, as amended from time to time, or any successor regulations thereto.

“Geneva Convention” means the Convention on the International Recognition of Rights in Aircraft signed in Geneva, Switzerland on June 19, 1948.

“Government Entity” means any (a) national, state or local government, (b) board, commission, department, division, instrumentality, court, agency or political subdivision thereof or (c) association, organization or institution of which any of the entities listed in (a) or (b) is a member or to whose jurisdiction any such entity is subject.

“International Registry” means the international registration facilities established for the purposes of the Cape Town Convention.

“JAA” means the Joint Aviation Authorities, an associated body of the European Civil Aviation Conference.

“JARs” means the EASA/JAA regulations, as amended from time to time, or any successor regulations thereto.

“Landing Gear” means the installed main and nose landing gear, components and their associated actuators, side braces and parts.

“Law” means any (a) statute, decree, constitution, regulation, order or any directive of any Government Entity, (b) treaty, pact, compact or other agreement to which any Government Entity is a signatory or party, (c) judicial or administrative interpretation or application of any of the foregoing or (d) any binding judicial precedent having the force of law.

“LESSOR’s Lien” means any Security Interest created by or through LESSOR.

9	ARTICLE 2 DEFINITIONS

“Maintenance Program” means LESSEE’s maintenance program as approved by the Aviation Authority or such other maintenance program as LESSOR may, acting reasonably accept in writing.

“Manufacturer” means Airbus S.A.S. “Mexico” means the United Mexican States.

“MPD” means the then-current Maintenance Planning Document published by Manufacturer and applicable to the Aircraft. With respect to the hour/cycle/calendar time limitation of Parts and inspections, references to the MPD mean the most restrictive limitation set forth therein.

“Overhaul” means the full reconditioning of the Aircraft, an Engine, the APU, Landing Gear, module or Part, as the case may be, in which such equipment has been fully disassembled, cleaned, thoroughly inspected and returned to the highest standard specified by the applicable manufacturer’s manual.

“Part” means any part, component, appliance, system module, engine module, accessory, material, instrument, communications equipment, furnishing, LESSEE-furnished or LESSOR-purchased equipment or other item of equipment (other than complete Engines or engines or the APU) for the time being installed in or attached to the Airframe, any Engine or the APU or which, having been removed from the Airframe, any Engine or the APU, remains the property of LESSOR in accordance with Article 12.4.

“Permitted Lien” means (a) LESSOR’S Liens; (b) Security Interests arising in the ordinary course of LESSEE’s business for Taxes either not yet assessed or, if assessed, not yet due or being contested in good faith in accordance with Article 16.5 or (c) materialmen’s, mechanics’, workmen’s, repairmen’s, employees’ liens or similar Security Interests arising by operation of Law after the Delivery Date in the ordinary course of LESSEE’s business for amounts which are either not yet due or are being contested in good faith by appropriate proceedings (and for which adequate reserves have been made or, when required in order to pursue such proceedings, an adequate bond has been provided) so long as such proceedings do not involve any material likelihood of sale, forfeiture or loss of the Aircraft.

“Person” means any individual, firm, partnership, joint venture, trust, corporation, company, Government Entity, committee, department, authority or any body, incorporated or unincorporated, whether having distinct legal personality or not.

“Prime Rate” means the rate of interest from time to time announced by JPMorgan Chase Bank in New York as its prime commercial lending rate.

10	ARTICLE 2 DEFINITIONS

“Prohibited Country” means any country other than Mexico to which the export and/or use of an Airbus A319-100 aircraft with V2524 engines attached thereto is not permitted under (a) any United Nations sanctions, (b) the Council Regulation (EC) No. 149/2003 which updates and amends Council Regulation (EC) 1334/2000, (c) the United States Export Administration Act 1979 (as amended) or any successor legislation and/or the Export Administration Regulations promulgated thereunder, (d) where applicable, the various regulations administered from time to time by the Office of Foreign Assets Control of the U.S. Treasury Department, (e) any similar or corresponding legislation then in effect in the U.S., the United Kingdom, France, Spain or Germany or (f) any subsequent United Nations Sanctions Orders the effect of which prohibits or restricts the export and/or use of Airbus A319-100 aircraft with V2524 engines attached thereto to such country. Prohibited Country will be defined by applicable regulations as modified, amended or superceded from time to time.

“Protocol” means the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment which was adopted on November 16, 2001 at a diplomatic conference held in Cape Town, South Africa, as it may be amended from time to time.

“Return Check” means the accomplishment of the subsequent “C” check (or equivalent) of the Aircraft in accordance with the MPD (including all non-routine work generated as a result of performance of such MPD tasks) to clear the Aircraft for the next 20 months, 6,000 hours and 4,500 cycles of operation from the Termination Date. For avoidance of doubt, if the inspection interval pursuant to the MPD for a particular task only refers to one or two of the three measurements above (i.e. months, hours or cycles), then only those particular measurements referred to in the MPD will be utilized in determining whether the task must be performed.

“Qualified Performance Restoration” means that the gaspath core major module of an Engine shall have, as a minimum, a Refurbishment accomplished in accordance with the Engine Manufacturer’s current V2500 Maintenance Management Plan recommendations. The gaspath core major module shall consist of the high pressure compressor module, diffuser/combustor group, outer/inner combustion chambers, No. 4 bearing, high pressure turbine stage one nozzle vane group and high pressure turbine module. For the sole purposes of this paragraph, the term “Refurbishment” means the Engine Manufacturer’s definition of a refurbishment as stated in the then-current V2500 Maintenance Management Plan recommendations at the time of the applicable shop visit.

“Security Interest” means any encumbrance or security interest, however and wherever created or arising including (without prejudice to the generality of the foregoing) any right of ownership, security, mortgage, pledge, charge, encumbrance, lease, lien, statutory or other right in rem, hypothecation, title retention, attachment, levy, claim or right of possession or detention.

11	ARTICLE 2 DEFINITIONS

“State of Registration” means the U.S. or such other country or state of registration of the Aircraft as LESSOR may, in its absolute discretion, approve in writing.

“U.S.” or “U.S.A.” means the United States of America.

2.4 Specific Definitions. The following terms are defined in the Articles referenced below:

Terms	Article
Agreed Value	19.1
Airframe Reserves (6 Year Check)	5.4.1
Airframe Reserves (12 Year Check)	5.4.1
APU Reserves	5.4.1
Default Interest	5.7
Delivery Location	3.1
Engine LLP Reserves	5.4.1
Engine Performance Restoration Reserves	5.4.1
Expenses	17.1
Expiration Date	4.3
Extension Lease Term	4.2
FHA Agreement	13.3
Future Agreements	28.8
Indemnitees	17.1
Initial Lease Term	4.1
Landing Gear Reserves	5.4.1
Lease Term	4.1
LESSEE Customization Costs	5.3.1
LESSOR’s Assignee	24.2.1
LESSOR’s Bank	5.6
LESSOR’s Lender	24.3
Modification	12.9.1
Net Total Loss Proceeds	19.1
OEM Parts	1722
Operative Documents	20.1.3
PMA Parts	17.2.2
Rent	5.3.1
Reorganization Transaction	20.7.5
Reorganized Entity	20.2.5
Reserves	5.4.1
Scheduled Delivery Date	3.2
Security Deposit	5.1.1
Taxes	16.1
Termination Date	4.4
Total Loss	19.
Total Loss Date	19.1
Total Loss Proceeds	19.1
Transaction Fee	5.2
Transfer	24.2.1
Waste Expense	13.4

12	ARTICLE 2 DEFINITIONS

ARTICLE 3	PLACE AND DATE OF DELIVERY

3.7 Place of Delivery. LESSOR will deliver the Aircraft to LESSEE at Manufacturer’s facility in Hamburg, Germany or such other place as may be agreed in writing between the parties (the “Delivery Location”).

3.8 Scheduled Delivery Date. As of the date of this Lease, delivery of the Aircraft from Manufacturer to LESSOR and LESSOR to LESSEE is scheduled to occur in the month of April 2008. LESSOR will notify LESSEE from time to time and in a timely manner of the exact date on which LESSOR expects Delivery to take place (the “Scheduled Delivery Date”).

3.9 Delivery subject to Manufacturer Delivery. LESSOR and LESSEE expressly acknowledge that Delivery of the Aircraft to LESSEE is subject to and conditioned upon delivery of the Aircraft by Manufacturer to LESSOR.

3.10 No LESSOR Liability. LESSOR will not be liable for any loss or expense, or any loss of profit, arising from any delay or failure in Delivery to LESSEE unless such delay or failure arises as a direct consequence of the willful misconduct of LESSOR, and in no event will LESSOR be liable for any delay or failure which is caused by any breach or delay on the part of Manufacturer or any BFE supplier.

3.11 Total Loss of Aircraft prior to Delivery. If a Total Loss of the Aircraft occurs prior to Delivery, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit in accordance with Article 5.1.3 and any prepaid Rent.

3.12 Cancellation for Delay. Promptly after LESSOR becomes aware that in Manufacturer’s opinion a delay will cause Delivery to be delayed beyond October 30, 2008, LESSOR will notify LESSEE. By written notice given within ten (10) Business Days after LESSEE’s receipt of such LESSOR notice, either party may by written notice to the other party terminate this Lease and this Lease will terminate on the date of receipt of such notice. In the event of such termination, neither party will have any further liability to the other party except that LESSOR will return to LESSEE the Security Deposit in accordance with Article 5.1.3 and any prepaid Rent, and if LESSOR subsequently collects (at its discretion) from Manufacturer monetary damages as compensation for such delay, LESSOR shall share such compensation (minus any out of pocket costs incurred by LESSOR in pursuing such damages) equally with LESSEE. If neither party gives notice of termination within such ten (10) Business Days, both parties lose all right to terminate under this Article 3.6 unless otherwise agreed in writing by the parties.

13	ARTICLE 3 PLACE AND DATE OF DELIVERY

ARTICLE 4	LEASE TERM AND EXTENSION OPTION

4.5 Initial Lease Term. The term of leasing of the Aircraft will commence on the Delivery Date and continue for an initial lease term of ten (10) years (“Initial Lease Term”).

4.6 Lease Extension Option. So long as no Default or Event of Default has occurred and is continuing hereunder on the date of exercise of the option, LESSEE will have two (2) options to extend the term of the Lease for a period of one (1) year each from the then-existing Expiration Date (the “Extension Lease Term”). In order to exercise an option, LESSEE must give written notice to LESSOR not less than ten (10) months prior to the then-existing Expiration Date of this Lease. Any notice given by LESSEE in accordance herewith will be irrevocable.

4.7 “Lease Term” and “Expiration Date”. “Lease Term” means the term of leasing commencing on the Delivery Date and terminating on the Expiration Date. “Expiration Date” means the date on which LESSEE is required to redeliver the Aircraft to LESSOR in the condition required by this Lease on the last day of the Initial Lease Term or Extension Lease Term, if and as applicable.

4.8 “Termination Date”. If LESSEE returns the Aircraft to LESSOR on the Expiration Date in the condition required by Article 23, then “Termination Date” has the same meaning as “Expiration Date”. If LESSEE does not do so, then “Termination Date” means the date on which the first of the following events occurs:

(a) there is a Total Loss of the Aircraft prior to Delivery pursuant to Article 3.5;

(b) cancellation of this Lease occurs pursuant to Article 3.6;

(c) there is a Total Loss of the Aircraft and payment is made to LESSOR in accordance with Article 19.3;

(d) prior to the Expiration Date, LESSOR repossesses the Aircraft or otherwise terminates this Lease and recovers possession and control of the Aircraft following an Event of Default;

(e) an Event of Default occurs hereunder by LESSEE returning the Aircraft in the condition required by this Lease after the Expiration Date; or

(f) after the Expiration Date, LESSOR repossesses the Aircraft or otherwise terminates this Lease and recovers possession and control of the Aircraft following an Event of Default.

14	ARTICLE 4 LEASE TERM AND EXTENSION OPTION

ARTICLE 5	SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

5.15 Security Deposit.

5.15.1	LESSEE will pay LESSOR a security deposit of ***** for its lease of the Aircraft (the “Security Deposit”). The Security Deposit is payable as follows (in US$):

Payment Date	Amount
Received	*****
Within two (2) Business Days after execution of the Lease	*****
April 1, 2007	*****
May 1, 2007	*****
June 1, 2007	*****
July 1, 2007	*****
August 1, 2007	*****
September 1, 2007	*****
October 1, 2007	*****
November 1, 2007	*****
December 1 2007	*****

5.15.2	The Security Deposit may be commingled with LESSOR’s general funds and any interest earned on such Security Deposit will be for LESSOR’s account. If the Security Deposit is reduced below the required amount by application to meet LESSEE’s unperformed obligations under this Lease, LESSEE will replenish the Security Deposit within ten (10) days after LESSOR’s written demand therefor in accordance with the provisions of Article 26.1. The Security Deposit will serve as security for the performance by LESSEE of its obligations under this Lease and any other agreements between LESSEE and LESSOR or any direct or indirect subsidiary of LESSOR relating to aircraft, engines, aircraft equipment or the extension of credit and may be applied by LESSOR upon the occurrence of an Event of Default hereunder or of a default by LESSEE under any such other agreements.

5.15.3	Upon termination of this Lease in accordance with Article 4.4 other than if an Event

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

15	ARTICLE 5 SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

of Default has occurred and is continuing, LESSOR will return to LESSEE the amount of the Security Deposit then held by LESSOR (so long as no default by LESSEE exists under any other agreement between LESSEE and LESSOR relating to aircraft, engines or aircraft equipment or the extension of credit by LESSOR to LESSEE), without interest, less an amount determined by LESSOR to be a reasonable estimate of the costs, if any, which LESSOR will incur to remedy any unperformed obligations of LESSEE under this Lease, including the correction of any discrepancies from the required condition of the Aircraft on return of the Aircraft.

5.16 Transaction Fee. Within two (2) Business Days after execution of this Lease, LESSEE will pay LESSOR a nonrefundable transaction fee of ***** (the “Transaction Fee”).

5.17 Rent.

5.17.1	LESSEE will pay LESSOR the following amounts monthly in advance as rent for the Aircraft (“Rent”):

Lease Term: Payable monthly in advance and equal to the sum of:

(a)	***** per month expressed in January 2006 U.S. Dollars*

*The above base rent is expressed in January 2006 U.S. Dollars and will increase in accordance with Airbus’s announced escalation rates for the period from and including the 1st day of January 2006 through and including the delivery month of the aircraft, compounded monthly; provided, however, that the escalation of such base rent will not exceed a rate of ***** for each whole year following January 2006 or a proportional part of ***** for such lesser periods.

plus

(b)	***** per month

plus

(c) the “LESSEE Customization Costs” amortized over the Lease Term, together with interest thereon at a rate equal to the Prime Rate in effect at Delivery

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16	ARTICLE 5 SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

The “LESSEE Customization Costs” consist of the cost of (i) all agreed-to BFE (whether buyer-furnished equipment or seller-purchased equipment) paid for by LESSOR in place of or in addition to LESSEE’s baseline BFE for the Aircraft as specified in Exhibit A and (ii) all other agreed-to changes to LESSEE’s baseline specification specified in Exhibit A paid for by LESSOR.

Any increases to the above base rent will be calculated immediately prior to Delivery.

5.17.2

The first payment of Rent during the Lease Term will be paid no later than three (3) Business Days prior to the Scheduled Delivery Date. Each subsequent payment of Rent will be due monthly thereafter no later than the same day of the month as the Delivery Date of the Aircraft except that, if such day is not a Business Day, the Rent will be due on the immediately preceding Business Day. If Delivery occurred on the 29th, 30th or 31st of the month and in any given month during the Lease Term in which a Rent payment is due there is no such corresponding date, Rent will be payable on the last Business Day of such month. In the event that LESSEE has paid the first payment of Rent three (3) Business Days prior to the Scheduled Delivery Date and Delivery is subsequently delayed for a period in excess of ten (10) days, LESSOR shall return such Rent payment to LESSEE at LESSEE’s request, unless LESSOR advises LESSEE in writing that the Aircraft will be delivered in the next seven (7) days from the date of such request.

5.18 Reserves.

5.18.1	LESSEE will pay to LESSOR supplemental Rent, based on LESSEE’s use of the Aircraft during the Lease Term, in the form of the following reserves in the following amounts (individually, “Airframe Reserves (6 Year Check)”, “Airframe Reserves (12 Year Check)”, “Engine Performance Restoration Reserves”, “Engine LLP Reserves”, “Landing Gear Reserves” and “APU Reserves”, and collectively “Reserves”):

Type of Reserves	Amount of Reserves

Airframe Reserves (6 Year Check):	***** per calendar month

Airframe Reserves (12 Year Check):	***** per calendar month
Engine Performance Restoration Reserves:	***** per Engine flight hour for each Engine (payable when the Engine is utilized on the Aircraft or another aircraft)

Engine LLP Reserves:	***** per Engine cycle for each Engine (payable when the Engine is utilized on the Aircraft or another aircraft)

Landing Gear Reserves:	***** per calendar month

APU Reserve:	***** per APU hour (payable when the APU is utilized on the Aircraft or another aircraft)

*	All Reserves are subject to an annual escalation rate of ***** (compounded yearly) on January 1, 2009 and on each one-year anniversary thereof.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

17	ARTICLE 5 SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

5.18.2

All Reserves will be paid on or before the 15th day of the calendar month next following the month in which the Delivery Date occurs and on or before the 15th day of each succeeding calendar month for flying performed during the calendar month prior to payment and for the calendar-based Reserves pertaining to such prior calendar month. All Reserves pertaining to the month in which the Termination Date occurs will be paid on the Termination Date, unless otherwise agreed by the parties.

5.18.3	No interest will accrue or be paid at any time to LESSEE on such Reserves and, subject to LESSOR’s obligations under Article 13, LESSOR may commingle the Reserves with LESSOR’s general funds.

5.19 Additional Rent for Excess Cycles. If on the Termination Date the Airframe or any Engine has operated more cycles than the maximum number of cycles which would result from an hour/cycle ratio of 1.25 hours to 1 cycle over the period of the Lease Term, LESSEE will pay LESSOR as additional Rent ***** for each Airframe cycle and ***** for each Engine cycle the Airframe and any Engine actually operated during the Lease Term in excess of the number of cycles which result from an hour/cycle ratio of 1.25 hours to 1 cycle. A calculation will be made by LESSOR as of the Termination Date and such additional Rent will be due and payable by LESSEE within three (3) Business Days following the date LESSEE receives such calculation, in writing, from LESSOR.

5.20 LESSOR’s Bank Account. The Security Deposit, Transaction Fee, Rent, Reserves and any other payment due under this Lease will be paid by wire transfer of immediately available U.S. Dollar funds to LESSOR’s bank account at:

International Lease Finance Corporation Account No. ***** JPMorgan

Chase Bank 270 Park Avenue New York, New York 10017 ABA# *****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

18	ARTICLE 5 SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

or to such other bank account in the United States as LESSOR may from time to time designate by written notice (“LESSOR’s Bank”). When it is stated in this Lease that an installment of the Security Deposit, the monthly Rent, Reserves or any other payment is due or must be paid or made by LESSEE by a specific date, then such payment actually must be received by LESSOR’s Bank on or before such specific date, even if, in order for such payment to be received by LESSOR’s Bank by such specific date, LESSEE must initiate the wire transfer prior to such specific date.

5.21 Default Interest. If LESSOR’s Bank does not receive the Rent or any other amount on or before the specific date when due, LESSOR will suffer loss and damage the exact nature and amount of which are difficult or impossible to ascertain. LESSEE will pay LESSOR as supplemental Rent (by way of agreed compensation and not as a penalty) interest on any due and unpaid amounts payable by LESSEE under this Lease. Interest will be calculated at a per annum rate (based on a 360 day year) which is equal to ***** plus the Prime Rate in effect on the date on which the amount was originally due for the period from the date the amount originally was due through the date the amount actually is received at LESSOR’s Bank or, in the case of LESSOR’s performance of LESSEE’s obligations hereunder, from the date of payment by LESSOR through the date of LESSEE’s repayment to LESSOR (“Default Interest”). Default Interest will accrue on a day-to-day basis and be compounded monthly.

5.22 No Deductions or Withholdings. All payments by LESSEE under this Lease, including the Security Deposit, Transaction Fee, Rent, Reserves, Default Interest, fees, indemnities or any other item, will be made in full without any deduction or withholding whether in respect of set-off, counterclaim, duties, or Taxes (as defined in Article 16) imposed in the State of Registration or any jurisdiction from which such payments are made unless LESSEE is prohibited by Law from doing so, in which event LESSEE will gross up the payment amount such that the net payment received by LESSOR after any deduction or withholding equals the amounts called for under this Lease. LESSEE will also do all of the following:

(a) Ensure that the deduction or withholding does not exceed the minimum amount legally required;

(b) Pay to the relevant Government Entities within the period for payment permitted by applicable Law the full amount of the deduction or withholding (including the full amount of any deduction or withholding from any additional amount paid pursuant hereto) unless the same is being reasonably contested in good faith by LESSEE in accordance with applicable Law so long as such contest poses no likelihood of seizure or impairment of, or the imposition of a Security Interest on, the Aircraft or any other property of LESSOR; and

(c) Furnish to LESSOR within thirty (30) days after each payment a certified copy of an official receipt of the relevant Government Entities involved, if available, or other evidence of payment reasonably accepted by LESSOR for all amounts so deducted or withheld.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

19	ARTICLE 5 SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

5.23 Value Added Taxes. The Rent and other amounts payable by LESSEE under this Lease are exclusive of any value added tax or similar tax or duty.

5.24 Wire Transfer Disbursement Report. At the time of each Rent or other payment, LESSEE will advise LESSOR (including by way of a reference included in a bank transfer instruction that is available to LESSOR) in writing of the payment being made by LESSEE and the allocation of such payment to the Security Deposit, Rent, Reserves, Default Interest and other charges. Notwithstanding the allocation set forth in LESSEE’s report, in the event LESSEE is in default under this Lease, LESSOR will have complete discretion to allocate LESSEE’s payments as LESSOR determines.

5.25 Net Lease.

5.25.1	This Lease is a net lease and LESSEE’s obligation to pay Rent and make other payments in accordance with this Lease will be absolute and unconditional under any and all circumstances and regardless of other events, including the following:

(a) any right of set-off, counterclaim, recoupment, defense or other right (including any right of reimbursement) which LESSEE may have against LESSOR, Manufacturer, the Engine Manufacturer or any other person for any reason, including any claim LESSEE may have for the foregoing;

(b) unavailability or interruption in use of the Aircraft for any reason, including a requisition thereof or any prohibition or interference with or other restriction against LESSEE’s use, operation or possession of the Aircraft (whether by Law or otherwise), any defect in title, airworthiness, merchantability, fitness for any purpose, condition. design, specification or operation of any kind or nature of the Aircraft, the ineligibility of the Aircraft for any particular use or trade or for registration under the Laws of an jurisdiction or Total Loss of the Aircraft;

(c) insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against LESSOR, LESSEE, Manufacturer, the Engine Manufacturer or any other Person;

(d) invalidity or unenforceability or lack of due authorization of or other defect in this Lease;

(e) failure or delay on the part of any party to perform its obligations under this Lease; or

(f) any other circumstance which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of LESSEE hereunder.

5.25.2	Nothing in Article 5.11 will be construed to limit LESSEE’s rights and remedies in the event of LESSOR’s breach of its warranty of quiet enjoyment set forth in Article 21.2 or to limit LESSEE’s rights and remedies to pursue in a court of law any claim it may have against LESSOR or any other Person.

20	ARTICLE 5 SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

5.26 Currency Indemnity. If under any applicable Law, whether as a result of a judgment against LESSEE or the liquidation of LESSEE or for any other reason, any payment hereunder is required to be made or recovered in a currency other than Dollars then, to the extent that the payment (when converted into Dollars at the “rate of exchange” on the date of payment or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable Law) falls short of the amount payable under this Lease, LESSEE will as a separate and independent obligation, fully indemnify LESSOR against the amount of the shortfall. If the amount received by LESSOR upon converting the payment into Dollars exceeds the amount payable under this Lease, LESSOR will remit such excess to LESSEE. For the purposes of this paragraph “rate of exchange” means the rate at which LESSOR is able on the relevant date to purchase Dollars in New York or London (at LESSOR’s option) with such other currency.

5.27 LESSOR Performance of LESSEE Obligation. If LESSEE fails to make any payment under this Lease to a third party in connection with the Aircraft or fails to perform any other obligation required under this Lease, LESSOR may (but is not required to) at its election, after the expiry of any applicable cure or similar period and without waiver of its rights perform such obligation and/or pay such amount unless the same is being reasonably contested in good faith by LESSEE in accordance with applicable Law so long as such contest poses no likelihood of seizure or impairment of, or the imposition of a Security Interest on, the Aircraft or any other property of LESSOR.

5.28 Consideration for Rent and other Amounts. The amount of the Rent and other payments contained in this Lease are in consideration of LESSEE’s waiver of warranties and acceptance of the disclaimers and LESSEE’s provision of indemnities set forth in Articles 8 and 17, respectively, and the other provisions of this Lease.

21	ARTICLE 5 SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

ARTICLE 6	INVOLVEMENT WITH AIRCRAFT MANUFACTURER

6.9 LESSEE Selection of Aircraft. LESSEE ACKNOWLEDGES THAT THE DESCRIPTION OF THE AIRCRAFT SET FORTH IN THIS LEASE IS BASED UPON INFORMATION SUPPLIED BY MANUFACTURER. LESSEE COVENANTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER, REPAIRER OR SERVICING AGENT OF THE AIRCRAFT.

6.10 Participation Agreement. LESSEE has the right to inspect the Aircraft during the manufacture process and to attend and observe the acceptance tests of the Aircraft pursuant to the terms of a Participation Agreement to be entered into between LESSEE and LESSOR in the form set forth in Exhibit B.

6.11 Procurement of BFE. LESSOR will procure all BFE for the Aircraft in accordance with the Aircraft specification set forth in Exhibit A. With respect to any additional BFE not part of such specifications, LESSOR and LESSEE agree to use commercially reasonable efforts to procure such BFE under the supplier contract of LESSOR or LESSEE which provides the most favorable pricing, unless LESSOR is prohibited from doing so or unless any such change could cause, in LESSOR’s reasonable opinion, a delay in Delivery of the Aircraft.

6.12 Assignment of Training. LESSOR agrees to give LESSEE a product support allowance as set forth in Appendix 3 of the Participation Agreement to be entered into between LESSEE and LESSOR in the form set forth in Exhibit B. If LESSEE fails to take Delivery of the Aircraft when tendered in accordance with Article 6.7, LESSEE will immediately pay to LESSOR an amount equal to the Dollar value of any goods or services used under the Participation Agreement.

6.13 LESSEE Inspection of Aircraft. During the course of final assembly of the Aircraft, and at Delivery, LESSEE will have its own representative present to inspect the Aircraft and to ensure its conformity with LESSEE’s needs and the terms of this Lease. LESSEE will have ground inspection and acceptance flight rights with respect to the Aircraft. LESSEE acknowledges that, as between LESSEE and LESSOR, in accepting the Aircraft LESSEE is relying on its own inspection and knowledge of the Aircraft in determining whether the Aircraft meets the requirements of this Lease.

6.14 Aircraft at Delivery. At Delivery, the Aircraft will be as set forth in Exhibit A, as such description may be modified by any change requests agreed to among LESSEE, LESSOR

22	ARTICLE 6 INVOLVEMENT WITH AIRCRAFT MANUFACTURER

and Manufacturer (which will be reflected in amendment(s) to this Lease). In the event of any discrepancies, LESSEE and LESSOR will cooperate in good faith with one another and with Manufacturer and the Engine and other manufacturers, as applicable, in order to arrive at a mutually acceptable resolution of any such discrepancies.

6.15 Delivery of the Aircraft to LESSEE. Subject to LESSEE having performed all of the conditions precedent to Delivery set forth in this Lease (or LESSOR’s waiver of one or more of such conditions precedent), immediately following delivery of the Aircraft from Manufacturer to LESSOR, LESSOR will deliver the Aircraft to LESSEE at the Delivery Location. Upon tender of the Aircraft by LESSOR to LESSEE in the condition required by Article 6.6, LESSEE will accept the Aircraft and the date of tender by LESSOR to LESSEE will be deemed to be the Delivery Date for all purposes under this Lease, including the commencement of LESSEE’s obligation to pay Rent hereunder. However, nothing in this Lease will obligate LESSOR to deliver the Aircraft to LESSEE if LESSEE has not complied with the conditions contained in Articles 7.1 and 7.2.

6.16 LESSEE Acceptance of Aircraft. If LESSEE fails to (a) comply with its obligations set forth in the Participation Agreement pursuant to Article 6.2, (b) comply with the conditions contained in Articles 7.1 and 7.2 so as to allow Delivery to take place immediately following delivery of the Aircraft by Manufacturer to LESSOR or (c) take delivery of the Aircraft when properly tendered for delivery by LESSOR in the condition required hereunder, LESSEE will indemnify LESSOR for all out-of-pocket costs and expenses incurred by LESSOR as a result thereof including (without limitation) any payments other than the purchase price which LESSOR becomes obliged to make to Manufacturer which result directly from LESSEE’s failure to comply with said conditions.

23	ARTICLE 6 INVOLVEMENT WITH AIRCRAFT MANUFACTURER

ARTICLE 7	PRE-DELIVERY. DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS

7.4 Pre-Delivery Requirements. LESSEE will do each of the following prior to the Scheduled Delivery Date of the Aircraft within the time frames set forth below:

7.4.1	Within one (1) month after execution of this Lease or such other period as the parties shall agree, LESSEE will deliver to LESSOR each of the following:

(a) copies of resolutions of the Board of Directors of LESSEE or other written evidence of appropriate action, duly certifying and authorizing the lease of the Aircraft hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or persons authorized to execute and deliver documents on behalf of LESSEE hereunder. Such resolutions or other written evidence must also specifically grant the individual executing this Lease on behalf of LESSEE with the authority and power to commit and bind LESSEE to the arbitration clause contained in Article 27 under the Laws of Mexico;

(b) a letter from the Aviation Authority in the form and substance of Exhibit E (if available); and

(c) an opinion of counsel in substantially the form and substance of Exhibit G such as LESSOR accepts from third party legal counsel in Mexico in the course of LESSOR’s business.

7.4.2	At least seven (7) days prior to the Scheduled Delivery Date, LESSEE will have delivered to LESSOR a Certificate of Insurance and Brokers’ Letter of Undertaking substantially in the same form as Exhibits C and D evidencing insurance of the Aircraft in accordance with this Lease from the Delivery Date.

7.4.3	At least three (3) Business Days prior to the Scheduled Delivery Date, LESSEE will do each of the following:

(a) pay to LESSOR the first monthly installment of Rent in accordance with Article 5.3.7;

(b) to the extent required, provide LESSOR with documents evidencing that LESSEE has obtained any necessary licenses for the importation and ferrying of the Aircraft into Mexico and that all applicable customs duties and sales taxes in respect

24	ARTICLE 7 PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS

of the Aircraft, if any, have been discharged by LESSEE (or arrangements satisfactory to LESSOR have been made for obtaining or paying for the same), such that at return of the Aircraft to LESSOR no additional fees, duties or taxes will be payable in order to export the Aircraft from Mexico;

(c) provide LESSOR with documents reasonably requested by LESSOR evidencing the issuance of each approval, license and consent, if any, which may be required in connection with the remittance to LESSOR of any amount payable under this Lease or the performance by LESSEE of any of its obligations hereunder (including without limitation any exchange control approval);

(d) provide LESSOR with a copy of such Aviation Documents as may be available prior to the Scheduled Delivery Date;

(e) provide LESSOR with a power of attorney empowering LESSEE’s representative, who may be an officer or employee of LESSEE, to accept the Aircraft on behalf of LESSEE;

(f) provide LESSOR with a power of attorney in substantially the form of Exhibit H;

(g) provide LESSOR with a power of attorney for purposes of the Cape Town Convention in the form of Exhibit I; and

(h) provide LESSOR with such other documents as LESSOR may reasonably request.

7.5 Delivery Requirements. On the Delivery Date of the Aircraft, each of the following will occur:

7.5.1	LESSEE will execute and deliver to LESSOR an Estoppel and Acceptance Certificate in the form of Exhibit F covering the Aircraft and effective as of the Delivery Date.

7.5.2	If not previously done, LESSEE and LESSOR will sign an amendment or supplement to Exhibit A evidencing all agreed-to changes to the specification of the Aircraft.

7.5.3	LESSEE will deliver a certificate signed by an officer of LESSEE stating all of the following:

(a) the representations and warranties contained in Article 20 are true and

25	ARTICLE 7 PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS

accurate on and as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date); and

(b) no Default or Event of Default has occurred and is continuing or will result from LESSEE’s lease of the Aircraft hereunder.

7.5.4	LESSEE’s counsel will deliver an opinion confirming the matters set forth in the opinion of counsel described in Article 7.1 and advising that all filing and other requirements described in the earlier opinion of counsel have been met or will be met (if permitted by Law) upon or immediately following Delivery.

7.5.5	If any Creditor Agreement provides that such Creditor will or may obtain any right, title or interest in an Engine which is installed on such Creditor’s aircraft, LESSEE will deliver to LESSOR an engines cooperation agreement in form and substance acceptable to LESSOR which is executed by LESSEE and LESSEE’s Creditors (as defined therein).

7.5.6	LESSEE and LESSOR will execute assignments of Manufacturer and Engine Manufacturer rights in the form and substance of Exhibits J and K, respectively, subject to the manufacturers’ consents, if and as applicable.

7.5.7	LESSEE will deliver to LESSOR a copy of such Aviation Documents as have not been previously delivered which are available.

7.6 Post-Delivery Requirements.

7.6.1	Within seven (7) days after Delivery, if not previously provided, LESSEE will do each of the following:

(a) procure registration of the Aircraft in the register of aircraft of the State of Registration showing LESSOR as the owner and provide evidence of the same to LESSOR;

(b) cause the interests of LESSOR in the Aircraft (including in the Engines, if possible), this Lease and the other Operative Documents to be registered in the International Registry to the fullest extent such interests may be registered, including by consenting to or causing such registration via a “designated entry point” (as such term is defined in the Cape Town Convention) in the United States;

(c) provide LESSOR with copies of all Aviation Documents not previously delivered; and

26	ARTICLE 7 PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS

(d) if the Aircraft could not be registered at Delivery, provide LESSOR with a follow-up opinion of counsel advising that the Aircraft has been registered in the State of Registration and that all necessary filings have been made.

7.6.2	Within one (1) month after Delivery, LESSEE will provide LESSOR with a Technical Evaluation Report for the Aircraft in the form and substance of Exhibit O, as revised.

27	ARTICLE 7 PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS

ARTICLE 8	DISCLAIMERS AND WAIVERS

ANY COMMITMENT OR COVENANT ON THE PART OF LESSOR REGARDING THE CONDITION OF THE AIRCRAFT EXPIRES AFTER DELIVERY AND THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS ARTICLE 8 REGARDING THE CONDITION OF THE AIRCRAFT WILL THEN APPLY. THUS, FROM AND AFTER THE TIME OF LESSEE’S ACCEPTANCE OF THE AIRCRAFT AND EXECUTION OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE, AS BETWEEN LESSOR AND LESSEE:

8.8 “As Is, Where Is”. LESSEE AGREES THAT IT IS LEASING THE AIRCRAFT “AS IS, WHERE IS”. LESSEE UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT NEITHER LESSOR NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES HAVE MADE OR WILL BE DEEMED TO HAVE MADE ANY TERM, CONDITION, REPRESENTATION, WARRANTY OR COVENANT EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) AS TO, AND LESSEE HEREBY WAIVES ANY EXPRESS OR IMPLIED WARRANTY OR COVENANT (WHETHER STATUTORY OR OTHERWISE) AS TO (a) THE CAPACITY, AGE, AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONFORMITY TO THE PROVISIONS OF THIS LEASE, DESCRIPTION. CONDITION (WHETHER OF THE AIRCRAFT, ANY ENGINE, ANY PART THEREOF OR THE AIRCRAFT DOCUMENTATION), DESIGN, WORKMANSHIP, MATERIALS, MANUFACTURE, CONSTRUCTION, OPERATION, DESCRIPTION, STATE, MERCHANTABILITY, PERFORMANCE, FITNESS FOR ANY PARTICULAR USE OR PURPOSE (INCLUDING THE ABILITY TO OPERATE OR REGISTER THE AIRCRAFT OR USE THE AIRCRAFT DOCUMENTATION IN ANY OR ALL JURISDICTIONS) OR SUITABILITY OF THE AIRCRAFT OR ANY PART THEREOF, OR THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, KNOWN OR UNKNOWN, APPARENT OR CONCEALED, EXTERIOR OR INTERIOR, (b) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS, (c) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE OR (d) ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND EXTINGUISHED.

8.9 Waiver of Warranty of Description. LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE’S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS LESSEE

28	ARTICLE 8 DISCLAIMERS AND WAIVERS

MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION AND ANY AND ALL RIGHTS IT MAY HAVE TO THE REMEDIES SET FORTH IN SECTIONS 10508 THROUGH 10522 OF THE CALIFORNIA COMMERCIAL CODE. EVEN IF AT ANY TIME AFTER DELIVERY, THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION SUBSTANTIALLY IMPAIRS THE VALUE AND UTILITY OF THE AIRCRAFT AND EITHER (i) LESSEE ACCEPTED THE AIRCRAFT BASED ON A REASONABLE ASSUMPTION THAT THE NONCONFORMITY WOULD BE CURED AND IT WAS NOT SEASONABLY CURED OR (ii) LESSEE ACCEPTED THE AIRCRAFT WITHOUT DISCOVERING THE NONCONFORMITY BUT LESSEE’S ACCEPTANCE OF THE AIRCRAFT WAS REASONABLY INDUCED EITHER BY LESSORS ASSURANCES OR BY THE DIFFICULTY OF DISCOVERING ANY DEFECT PRIOR TO ACCEPTANCE, LESSEE AGREES NOT TO LOOK TO LESSOR FOR DAMAGES OR RELIEF ARISING OUT OF THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL INVALIDATE ANY AGREEMENT BETWEEN LESSOR AND MANUFACTURER TO RECTIFY DISCREPANCIES DISCOVERED PRIOR TO DELIVERY.

8.10 LESSEE Waiver. LESSEE HEREBY WAIVES AS BETWEEN ITSELF AND LESSOR AND AGREES NOT TO SEEK TO ESTABLISH OR ENFORCE ANY RIGHTS OR REMEDIES, EXPRESS OR IMPLIED (WHETHER STATUTORY, IN CONTRACT OR TORT OR UNDER ANY STRICT LIABILITY OR OTHER THEORY) AGAINST LESSOR OR THE AIRCRAFT RELATING TO ANY OF THE MATTERS MENTIONED IN ARTICLES 8.1 OR 8.2, REGARDLESS OF THE NEGLIGENCE, ACTIVE OR PASSIVE OR ANY OTHER TYPE, OF LESSOR.

8.11 Conclusive Proof. DELIVERY BY LESSEE TO LESSOR OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE’S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED THE AIRCRAFT AND ENGINES AND (a) EACH IS AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR AND (b) THE AIRCRAFT AND ENGINES AND THE AIRCRAFT DOCUMENTATION ARE WITHOUT DEFECT (WHETHER OR NOT DISCOVERABLE AT DELIVERY) AND IN EVERY WAY SATISFACTORY TO LESSEE.

8.12 No Liability to Repair or Replace. LESSOR will not be liable for any expense in repairing or replacing any item of the Aircraft or be liable to supply another aircraft or any item in lieu of the Aircraft or any Part thereof if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use.

29	ARTICLE 8 DISCLAIMERS AND WAIVERS

8.6 No Waiver. Nothing in this Article 8 or elsewhere in this Lease will be deemed to be a waiver by LESSEE of any rights it may have against Manufacturer, the Engine Manufacturer or any other Person.

8.7 Consideration for Waivers. LESSEE’s waiver of warranties and acceptance of the disclaimers expressly set forth in this Article 8 are made in consideration of (a) LESSEE’s rights hereunder to inspect the Aircraft, (b) LESSOR’s assignment to LESSEE of any existing and assignable warranties of Manufacturer and the Engine Manufacturer and (c) the amount of the Rent and other payments contained in this Lease.

30	ARTICLE 8 DISCLAIMERS AND WAIVERS

ARTICLE 9	MANUFACTURERS’ AND VENDORS’ WARRANTIES

9.4 Warranties. As set forth in Article 7.2.6, at Delivery LESSOR will assign to LESSEE for the duration of the Lease Term the benefit of all warranties and indemnities given to LESSOR by Manufacturer and the Engine Manufacturer. Effective on the Delivery Date, all other assignable vendor warranties with respect to the Aircraft are hereby assigned by LESSOR to LESSEE.

9.5 Reassignment. On the Termination Date, the benefit of any warranty assigned by LESSOR to LESSEE pursuant to Articles 7.2.6 and 9.1 will be reassigned automatically to LESSOR or its designee except to the extent of any amounts received by LESSOR and due to LESSEE as a result of out of pocket costs incurred by LESSEE as a result of such claims. At LESSOR’s election, LESSEE’s rights under such warranties (including LESSEE’s claims and rights to payment thereunder) will revert to LESSOR during any period in which an Event of Default is continuing. Similarly, any additional warranties received by LESSEE from Manufacturer, the Engine Manufacturer and any other vendor or repair facility for work performed on the Aircraft, Engine or any Part during the Lease Term will be automatically assigned by LESSEE to LESSOR or its designee on the Termination Date except to the extent of any amounts received by LESSOR and due to LESSEE as a result of out of pocket costs incurred by LESSEE as a result of such claims. LESSEE at its own cost and expense will do all such things and execute such documents as may be required for these purposes.

9.6 Warranty Claims. LESSEE will diligently and promptly pursue any valid claims it may have against Manufacturer and others under such warranties with respect to the Aircraft.

31	ARTICLE 9 MANUFACTURERS’ AND VENDORS’ WARRANTIES

ARTICLE 10	OPERATION OF AIRCRAFT

10.6 Costs of Operation. LESSEE will pay all costs incurred in the operation of the Aircraft during the Lease Term and until the Termination Date, for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, movement and operation of the Aircraft.

10.7 Compliance with Laws. Except as otherwise explicitly provided in this Lease, LESSEE agrees throughout the Lease Term and until the Termination Date to maintain operational control of the Aircraft and use the Aircraft in accordance with applicable Laws of the State of Registration and of any country, state, territory or municipality into or over which LESSEE may operate. LESSEE will not employ, suffer or cause the Aircraft to be used in any business which is forbidden by Law or in any manner which may render it liable to condemnation, destruction, seizure, or confiscation by any authority. LESSEE will not permit the Aircraft to fly to any airport or country if so doing would cause LESSEE or LESSOR to be in violation of any Law applicable to either of them or the Aircraft, except as may be reasonably required to preserve the Aircraft or the safety, well being or life of passengers or crew; provided, however, in such case, LESSEE shall immediately notify LESSOR and undertake its best efforts to remove the Aircraft from such airport or country as soon as reasonably possible.

10.8 Training. LESSEE will not use the Aircraft for testing or for training of flight crew members other than LESSEE crew members and will not use the Aircraft for training any more than it utilizes for training the other aircraft in its fleet.

10.9 No Violation of Insurance Policies. LESSEE will not use or permit the Aircraft to be used in any manner or for any purpose which is not covered by the insurance policies LESSEE is required to carry and maintain as set forth in this Lease. LESSEE will not carry any goods of any description excepted or exempted from such policies or do any other act or permit to be done anything which could reasonably be expected to invalidate or limit any such insurance policies.

10.10 Flight and Airport Charges.

10.10.1

LESSEE will pay promptly when due all airport or enroute navigation charges (including Eurocontrol charges), navigation service charges, landing fees and all charges due and payable by LESSEE for the use of or for services provided at any airport, whether in respect of the Aircraft or any other aircraft of LESSEE, unless

32	ARTICLE 10 OPERATION OF AIRCRAFT

the same is being reasonably contested in good faith by LESSEE in accordance with applicable Law, so long as such contest poses no likelihood of seizure or impairment of, or the imposition of a Security Interest on, the Aircraft or any other property of LESSOR.

10.10.2	If requested in writing by LESSOR (but not more frequently than twice annually, unless a Default or Event of Default shall have occurred and be continuing), LESSEE will provide LESSOR with a list of the airports to which LESSEE regularly operates the Aircraft or its other aircraft (in the event that the operation of such other aircraft may reasonably be expected to give rise to a lien on the Aircraft for landing, navigation, parking, storage or similar charges). LESSEE hereby authorizes Eurocontrol (if applicable) or another aviation authority or airport or creditor claiming or threatening to claim a Security Interest in the Aircraft to confirm the status of LESSEE’s payments to such creditor in respect of navigation, landing, parking, storage and similar charges for the Aircraft and its other aircraft, to the extent that the failure to make any payment in respect of such other aircraft has or might give rise to a Security Interest in the Aircraft, as and when requested by LESSOR.

33	ARTICLE 10 OPERATION OF AIRCRAFT

ARTICLE 11	SUBLEASES

11.9 No Sublease without LESSOR Consent. LESSEE WILL NOT SUBLEASE OR PART WITH POSSESSION OF THE AIRCRAFT (EXCEPT FOR MAINTENANCE AND REPAIR) AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (NOT TO BE UNREASONABLY WITHHELD) AND IN ACCORDANCE WITH SUCH REQUIREMENTS AS MAY FROM TIME TO TIME BE AGREED IN WRITING BETWEEN LESSOR AND LESSEE. NO SUBLEASING OF AN ENGINE WILL BE PERMITTED.

11.10 LESSOR Costs. LESSEE will indemnify LESSOR on demand for all reasonable out-of-pocket expenses (including legal fees) incurred in connection with LESSOR’s assessment of the subleasing proposal (whether or not LESSOR’s consent to such sublease is ultimately given) and implementation of the sublease.

11.11 Permitted Sublessees. LESSOR hereby acknowledges that upon a request by LESSEE for a sublease in accordance with this Article 11 to one of the following entities, LESSOR shall consent to such sublease, such consent not to be unreasonably withheld or delayed: TACA International Airlines, S.A.; Lineas Aereas Costarricenses, S.A.; AVIATECA, S.A.; TACA Costa Rica, S.A.; and Trans American Airlines, S.A. (d/b/a TACA PERU); provided, however, that at the time of such consent such entity has not suffered such a material deterioration in its condition such that a sublease to it would reasonably be expected to result in the operation or maintenance of the Aircraft in contravention of one or more terms of this Lease, and that nothing herein shall limit the terms and requirements otherwise set forth in this Article 11.

11.12 Any Approved Sublease. Any sublease approved by LESSOR will be for a term no greater than the remaining Lease Term. The applicable sublease agreement will contain provisions consistent with this Lease protecting LESSOR’s title to the Aircraft, providing appropriate LESSOR disclaimers and indemnities, regarding the maintenance and repair standards for the Aircraft and concerning the insurances which will be carried by the sublessee and the circumstances which constitute a Total Loss of the Aircraft. Any such sublease will be subject and subordinate to this Lease. LESSOR will have an opportunity to review the proposed sublease agreement in advance in order to determine that it meets the requirements of this Article 11.4. In its sole discretion, LESSOR may require an opinion of counsel in connection with such sublease, including LESSOR’s right to repossess the Aircraft in the event of an Event of Default hereunder and LESSEE’s and LESSOR’s rights to repossession in the case of an event of default under such sublease. LESSEE will not amend the terms of any approved sublease agreement without the prior written consent of LESSOR, which will not be unreasonably withheld.

34	ARTICLE 11 SUBLEASES

11.13 Assignment of Sublease. Any approved sublease will be assigned to LESSOR as security. LESSEE will deliver the original counterpart of the sublease to LESSOR and make any filings necessary to protect LESSOR’s security interest.

11.14 Application of Cape Town Convention. At LESSOR’s request, LESSEE will cause such sublease and LESSEE’s assignment of such sublease to LESSOR to be registered in the International Registry to the fullest extent such interests may be registered. In addition, LESSEE will obtain in favor of LESSOR a power of attorney from the approved sublessee for purposes of the Cape Town Convention in the form of Exhibit I.

11.15 Wet Leases. The wet leasing of the Aircraft during the Lease Term (in which LESSEE and its crews retain operational control of the Aircraft) will not be considered a sublease of the Aircraft and will be permitted without LESSOR’s consent, provided that (a) the Aircraft remains registered in the State of Registration, (b) the Aircraft will neither be based in nor operated in or to a Prohibited Country, (c) LESSEE provides LESSOR with either a certified copy of the applicable provisions from the wet lease agreement or an officer’s certificate confirming that LESSEE or the wet lessee will be responsible for maintaining the primary passenger, baggage and cargo liability insurance relating to operation under the wet lease unless LESSEE shall be responsible under the Wet Lease for maintaining the same and (d) LESSEE complies with Article 18.10.

11.16 Continued Responsibility of LESSEE. LESSEE will continue to be responsible for performance of its obligations under this Lease during any period of sublease or wet lease.

35	ARTICLE 11 SUBLEASES

ARTICLE 12	MAINTENANCE OF AIRCRAFT

12.14 General Obligation. During the Lease Term and until the Termination Date, LESSEE alone has the obligation, at its expense, to maintain and repair the Aircraft, Engines, APU and all of the Parts (a) in accordance with the Maintenance Program, (b) in accordance with the rules and regulations of the Aviation Authority, (c) in accordance with Manufacturer’s type design, (d) in accordance with any other regulations or requirements necessary in order to maintain a valid Certificate of Airworthiness for the Aircraft and meet the requirements at all times during the Lease Term and upon return of the Aircraft to LESSOR for issuance of a Standard Certificate of Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 (except during those periods when the Aircraft is undergoing maintenance or repairs as required or permitted by this Lease and to the extent in conflict with the requirements of the Aviation Authority) and (e) in the same manner and with the same care as used by LESSEE with respect to similar aircraft and engines operated by LESSEE and without in any way discriminating against the Aircraft as compared to such other aircraft.

12.15 Specific Engine Requirements.

12.15.1	No Engine will remain in an unserviceable condition for more than three (3) months, unless engine restoration or repair is ongoing and has not been suspended or delayed without reasonable cause and LESSEE is using commercially reasonable efforts to cause such Engine to be returned to service.

12.15.2	When replacing Parts in an Engine, LESSEE will use original equipment manufacturer parts (“OEM Parts”). If LESSEE wishes to replace Parts in an Engine with parts which are not OEM Parts, LESSEE must obtain approval from LESSOR before such parts are installed, such approval not to be unreasonably withheld or delayed. If given, LESSOR’s approval will generally be given only for the installation of parts manufactured in accordance with FAR Part 21.303 (or its EASA equivalent) (“PMA Parts”) which are consumable parts such as brackets, gaskets and seals. The use of stationary and high energy rotating PMA Parts in the gaspath will not be approved by LESSOR. Any proposed repair to an OEM Part or PMA Part in an Engine which has been approved by an FAA Designated Engineering Representative (DER) must also be approved by LESSOR prior to performance of the repair, such LESSOR approval not to be unreasonably withheld or delayed.

36	ARTICLE 12 MAINTENANCE OF AIRCRAFT

12.15.3	LESSEE will not discriminate against the Engines with respect to build standards and life-limited Part replacements. Without limiting the foregoing, at any shop visit during which a Qualified Performance Restoration is performed, LESSEE will

(a) build the Engine life-limited Parts to at least 6,000 cycles remaining and

(b) perform, at a minimum, a workscope sufficient to allow such Engine to achieve at least 10,000 hours and 6,000 cycles of operation following such shop visit.

12.15.4	With respect to the last Engine shop visit of an Engine prior to return of the Aircraft, LESSEE will submit to LESSOR at least thirty (30) days in advance the intended workscope of such shop visit, unless the shop visit is unscheduled, in which case LESSEE will immediately notify LESSOR and the workscope will be submitted to LESSOR as soon as it is available. If LESSOR requests, LESSEE will perform additional work at such shop visit at LESSOR’s cost; provided, however, that in the event that through no fault of LESSEE such work delays the return of the Aircraft to LESSOR or causes the Engine to be removed from LESSEE’s revenue service for a period in excess of the period the Engine would have been removed from revenue service had such additional work not been ordered, Article 23.13 shall be applicable and LESSEE and LESSOR will negotiate in good faith to expedite the return and minimize the costs incurred by the parties.

12.15.5	LESSEE will not enter into any Engine maintenance cost per flight hour, power-by-the-hour or similar agreement with the Engine Manufacturer or any other Engine maintenance facility or organization without LESSOR’s prior written consent, which consent will not be unreasonably withheld or delayed. LESSEE will be responsible at its cost for performing all work necessary to meet the return conditions with respect to the Engines set forth in Article 23 even if such work is not covered by LESSEE’s Engine maintenance agreement. Without limiting the foregoing, any such Engine maintenance agreement will provide that:

(a) LESSOR will receive and retain the Engine Performance Restoration Reserves paid by LESSEE with respect to an Engine until an Engine shop visit has been completed and the applicable Engine has been released to LESSEE;

(b) LESSEE will pay the Engine maintenance facility directly for any costs in excess of the amount reimbursable from the Engine Performance Restoration Reserves, including any differential between the hourly Engine Performance Restoration Reserves payable by LESSEE to LESSOR and the hourly rates charged by the Engine maintenance facility; and

(c) LESSEE will pay the Engine maintenance facility directly for any services provided by the Engine maintenance facility over and above repair of the Engines, such as trend monitoring, spare engines or spare parts.

37	ARTICLE 12 MAINTENANCE OF AIRCRAFT

12.16 Specific Obligations. Without limiting Article 12.1, LESSEE agrees that such maintenance and repairs will include but will not be limited to the specific items set forth in this Article 12.3.

12.16.1	LESSEE will perform all routine and non-routine maintenance work in accordance with the Maintenance Program.

12.16.2	LESSEE will perform all applicable Airworthiness Directives, all mandatory service bulletins of Manufacturer, the Engine Manufacturer and other vendors or manufacturers of Parts incorporated on the Aircraft and all other service bulletins which must be performed in order to maintain the warranties on the Aircraft, Engines, APU and Parts.

12.16.3	LESSEE will incorporate in the Aircraft all other service bulletins of Manufacturer, the Engine Manufacturer and other vendors which LESSEE schedules to adopt during the Lease Term for the rest of its Airbus A319 aircraft fleet. It is the intent of the parties that, in terms of service bulletin compliance (including method of compliance) and other maintenance matters, the Aircraft not be discriminated against in comparison to the rest of LESSEE’s fleet of similar aircraft unless LESSEE’s exclusion of the Aircraft is reasonable and occurs during the last year of the Lease Term.

12.16.4	LESSEE’s Maintenance Program for the Aircraft will include a corrosion prevention and control program as recommended by Manufacturer and all discrepancies will be corrected in accordance with the recommendations of Manufacturer and the Structural Repair Manual. In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by Manufacturer.

12.16.5	If LESSEE performs structural inspections or tasks on its Airbus A319 fleet on a sampling basis, then all such structural inspections or tasks will be performed on the Aircraft. LESSEE will provide LESSOR with written summaries of the sampling programs involving or affecting the Aircraft.

12.16.6	All Aircraft Documentation will be in English or regularly translated into English and in an up-to-date status.

12.16.7

All hard-time, time-controlled, time-tracked and life-limited Parts which are installed on the Aircraft will have an FAA Form 8130-3 evidencing the airworthiness of such Part at the time of most recent installation on the Aircraft. In the case of life-limited Parts, the documentation will also state the total hours and

38	ARTICLE 12 MAINTENANCE OF AIRCRAFT

cycles since new. In the case of hard-time, time-controlled or time-tracked Parts, the documentation will also state the time since last Overhaul or refurbishment, will have a reference to the relevant section of the Component Maintenance Manual under which the Part was Overhauled or refurbished, as applicable, and will identify the FAA-approved repair agency which performed the last Overhaul or refurbishment.

12.16.8	All Parts other than those referred to in Article 12.3.7 installed on the Aircraft will have FAA-acceptable or EASA-acceptable documentation demonstrating that such Parts were airworthy at the time of most recent installation on the Aircraft.

12.16.9	All repairs and Modifications and the addition, removal or replacement of equipment, systems or components will be properly documented in accordance with the rules and regulations of the Aviation Authority and reflected in the Aircraft Documentation, including Manufacturer’s manuals as required by such rules and regulations. In addition, all repairs to the Aircraft will be accomplished in accordance with Manufacturer’s Structural Repair Manual (or FAA-approved data supported by FAA Form 8110-3 or 8100-9). All Modifications will also be accomplished in accordance with FAA-approved data.

12.17 Replacement of Parts.

12.17.1	LESSEE, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered unfit or beyond economical repair (BER) for use for any reason. In the ordinary course of maintenance, service, repair, Overhaul or testing, LESSEE may remove any Part provided that LESSEE replaces such Part as promptly as practicable. All replacement Parts will (a) be owned by LESSEE free and clear of all Security Interests (except Permitted Liens) of any kind or description (or, if not owned by LESSEE, LESSEE guarantees to LESSOR such title and clearance of all Security Interests), (b) be in airworthy condition and of at least equivalent model, service bulletin and modification status and have a value and utility at least equal to the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof and (c) meet the requirements of Articles 12.3.7 or 12.3.8, as applicable. So long as a substitution meets the requirements of the Maintenance Program and Aviation Authority, LESSEE may substitute for any Part a part that does not meet the requirements of the foregoing sentence if a complying Part cannot be procured or installed within the available ground time of the Aircraft and as soon as practicable having due regard to LESSEE’s operations, the noncomplying part is removed and replaced by a complying Part. Any replacement Parts will also comply with the requirements set forth in Article 12.2.2.

39	ARTICLE 12 MAINTENANCE OF AIRCRAFT

12.17.2	All Parts removed from the Aircraft will remain the property of LESSOR and subject to this Lease no matter where located, until such time as such Parts have been replaced by Parts (which have been incorporated or installed in or attached to the Aircraft) which meet the requirements for replacement Parts specified above and title to such replacement Parts has passed to LESSOR under the Laws of the State of Registration and the lex situs. To the extent permitted by the Laws of the State of Registration and the lex situs, it is the intent of LESSOR and LESSEE that without further act and immediately upon any replacement Part becoming incorporated, installed or attached to the Aircraft as above provided, (a) title to the removed Part will thereupon vest in LESSEE, free and clear of all rights of LESSOR, (b) title to the replacement Part will thereupon vest in LESSOR free and clear of all rights of LESSEE and (c) such replacement Part will become subject to this Lease and be deemed to be a Part hereunder to the same extent as the Parts originally incorporated or installed in or attached to the Aircraft.

12.18 Removal of Engines.

12.18.1	If an Engine is removed for testing, service, repair, maintenance, Overhaul work, alterations, modifications or any other reason, title to such Engine will at all times remain vested in LESSOR.

12.18.2	LESSEE will be entitled to remove any of the Engines from the Aircraft and install another engine or engines on the Aircraft, provided that LESSEE complies with each of the following obligations:

(a) the insurance requirements set forth in Article 18 and Exhibit C are in place;

(b) LESSEE ensures that the identification plates referred to in Article 15 are not removed from any Engine upon such Engine being detached from the Aircraft; and

(c) title to the Engine remains with LESSOR free from all Security Interests (except Permitted Liens) regardless of the location of the Engine or its attachment to or detachment from the Aircraft.

12.19 Removal of APU.

12.19.1	If the APU is removed for testing, service, repair, maintenance, Overhaul work, alterations, modifications or for any other reason, title to the APU will at all times remain vested in LESSOR.

40	ARTICLE 12 MAINTENANCE OF AIRCRAFT

12.19.2	LESSEE will be entitled to remove the APU from the Aircraft and install another auxiliary power unit on the Aircraft, provided that LESSEE complies with each of the following obligations:

(a) the insurance requirements set forth in Article 18 and Exhibit C are in place; and

(b) title to the APU remains with LESSOR free from all Security Interests (except Permitted Liens) regardless of the location of the APU or its attachment to or detachment from the Aircraft.

12.20 Pooling of Engines, APU and Parts. With LESSOR’s prior written consent, not to be unreasonably withheld or delayed, LESSEE may subject the Engines, APU and Parts to normal interchange or pooling agreements with responsible international, scheduled commercial air carriers customary in the airline industry and entered into by LESSEE in the ordinary course of its business with respect to its entire Airbus A319 fleet so long as (a) in the case of pooling of an Engine or the APU, such Engine or APU is returned to LESSEE within two (2) months, (b) no transfer of title to the Engine or APU occurs, (c) all other terms of this Lease continue to be observed with respect to the Engines, APU or Parts, including Articles 8, 10, 12, 14, 15, 16, 17, 18 and 19 and (d) LESSEE continues to be fully responsible to LESSOR for the performance of all of its obligations hereunder.

12.21 Installation of Engines on other aircraft. Any Engine removed from the Aircraft may be installed on another aircraft in LESSEE’s fleet which utilizes engines of the same type as the Engine only if one of the situations described in this Article 12.8 exists:

12.21.1	LESSEE or LESSOR has title to such other aircraft free and clear of all Security Interests (except Permitted Liens).

12.21.2	LESSEE, LESSOR and all of the Creditors of LESSEE of such aircraft enter into an engines cooperation, recognition of rights or similar agreement in form and substance acceptable to LESSOR acting reasonably in which each party agrees to recognize one another’s rights in the engines. LESSEE will reimburse LESSOR and LESSOR’s Lender for their reasonable attorneys’ fees and reasonable documented costs in negotiating and finalizing engine cooperation agreement arrangements with LESSEE and its Creditors.

12.21.3

Such other aircraft is subject to a Creditor Agreement (but no other Security Interests except Permitted Liens) which by its terms expressly or effectively states that such Creditor and its successors and assigns will not acquire any right, title or interest in any Engine by reason of such Engine being installed on such aircraft. LESSEE hereby agrees that if LESSOR’s title to an Engine is in fact impaired under any such Creditor Agreement, such impairment will be a Total Loss of such Engine and the

41	ARTICLE 12 MAINTENANCE OF AIRCRAFT

provisions of Article 19.5 will apply. To the extent another Creditor Agreement contains such provisions, then LESSOR hereby agrees for the benefit of the Creditor of such Creditor Agreement that neither LESSOR nor its successors or assigns will acquire or claim any right, title or interest in any engine in which LESSEE or another Creditor has an interest as a result of such engine being installed on the Airframe nor any right, title or interest in any airframe of such Creditor on which an Engine is installed.

12.22 Modifications.

12.22.1	No modification, alteration or addition to or removal from the Aircraft (“Modification”) expected to cost over ***** or deviation from the Aircraft’s original type design or configuration will be made without the prior written consent of LESSOR, which consent will not be unreasonably withheld or delayed. Airworthiness Directives, Manufacturer’s service bulletins and other mandatory orders and service bulletins, compliance with which are required under this Lease, will not constitute “Modifications” and will not require LESSOR consent.

12.22.2	LESSOR may review LESSEE’s proposed designs, plans, engineering drawings and diagrams, and flight and maintenance manual revisions for any proposed Modification. If requested by LESSOR, LESSEE will furnish LESSOR (at LESSEE’s expense) with such documents in final form and any other documents required by Law, as a result of such Modification. All modifications incorporated on the Aircraft will be properly documented in the Aircraft Documentation as required by and shall, if required, be approved by the FAA and the Aviation Authority. All Modifications will also be accomplished in accordance with FAA and Aviation Authority-approved data. All major modifications will be supported by an STC FAA Form 8100-9 or FAA Form 8110-3.

12.22.3	Notwithstanding any other provision of this Lease, no modification will be made which has the effect of decreasing the utility or value of the Aircraft or invalidating any warranty applicable to the Aircraft.

12.22.4	No modification will be made by LESSEE if an Event of Default exists and is continuing hereunder.

12.22.5

Unless otherwise agreed by LESSOR in writing, all permanent or structural modifications will forthwith become a part of the Aircraft and LESSEE relinquishes to LESSOR all rights and title thereto. However, all temporary and non-structural modifications will remain the property of LESSEE and, at LESSOR’s request and LESSEE’s cost, will be removed from the Aircraft prior to return of the Aircraft, with

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

42	ARTICLE 12 MAINTENANCE OF AIRCRAFT

LESSEE restoring the Aircraft to the condition it was in prior to the modification in a manner cosmetically acceptable to LESSOR acting reasonably. Notwithstanding the foregoing, no such removal will be permitted without LESSOR’s permission after the occurrence of an Event of Default hereunder and immediately upon the occurrence and during the continuance of an Event of Default hereunder, without the requirement of any further act or notice, all right, title and interest in such modifications will immediately vest in LESSOR unless and until such Event of Default is cured to LESSOR’s reasonable satisfaction.

12.22.6	LESSOR will bear no liability for the cost of modifications of the Aircraft whether in the event of grounding or suspensions of certification, or for any other cause.

12.23 Performance of Work by Third Parties.

12.23.1	All off-wing maintenance and repair work on an Engine, the APU and the Landing Gear must be performed by an FAA-approved repair station unless otherwise approved in advance by LESSOR.

12.23.2	Whenever maintenance or repair work on the Airframe or on-wing maintenance or repair work on an Engine or the APU will be performed by a Person other than LESSEE, such Person must be an FAA-approved repair station.

12.24 Reporting Requirements.

12.24.1	Commencing with a report furnished ten (10) days after the end of the calendar month in which Delivery occurs, LESSEE will furnish to LESSOR a Monthly Report in English in the form attached hereto as Exhibit M. Each Monthly Report will be furnished within ten (10) days after the end of each calendar month, except that the Monthly Report pertaining to the last month (or any portion thereof) of flying will be furnished to LESSOR on the Termination Date.

12.24.2	On each anniversary of the Delivery Date, following each twenty (20)-month period during the Lease Term, LESSEE will provide LESSOR with a Technical Evaluation Report for the Aircraft in the form and substance of Exhibit O, as revised.

12.24.3	From time to time, LESSEE will provide LESSOR with such other technical information or documents as LESSOR may reasonably request.

12.25 Maintenance Policies and Procedures Manuals. At LESSOR’s request for the purposes of demonstrating to LESSOR how the Aircraft has been maintained, LESSEE at reasonable times without disruption of its operations and not more often that once annually, provide LESSOR, at LESSOR’s cost (unless an Event of Default has occurred and is continuing),

43	ARTICLE 12 MAINTENANCE OF AIRCRAFT

with on site access to its Maintenance Program, general maintenance manual, general policies and procedures manual, maintenance exposition manual, general engineering manual, or their equivalents, and any other related controlled documentation which affects the Aircraft. Recognizing that LESSEE’s maintenance policies and procedures manuals are proprietary to LESSEE, LESSOR agrees that no copies of the same will be made without the consent of the LESSEE and that the same will be only utilized as set forth in this Article 12.12 and Article 23.6.

12.26 LESSOR Inspection Rights.

12.26.1	At any time (subject to Article 12.13.4), LESSOR and/or its authorized agents or representatives (which may be Manufacturer or the Engine Manufacturer) will have the right to inspect and take photographs of the Aircraft and review the Aircraft Documentation.

12.26.2	LESSEE will give LESSOR reasonable written notice before the Aircraft undergoes any “C” or equivalent check.

12.26.3	If the Aircraft is at a third party maintenance facility, LESSEE will use reasonably efforts to cause such facility to allow LESSOR and/or its authorized agents or representatives (which may be Manufacturer or the Engine Manufacturer) to inspect and take photographs of the Aircraft and review the Aircraft Documentation, notwithstanding the fact that LESSEE (as the party opening the work order) is considered the “customer” of such facility, subject, in each case, to the rules, regulations and conditions of such maintenance facility and compliance by LESSOR and/or its authorized representatives or agents therewith.

12.26.4	LESSOR will provide LESSEE with reasonable notice prior to any inspection by LESSOR and/or its authorized agents or representatives (which may be Manufacturer or the Engine Manufacturer) and will coordinate with LESSEE and/or any applicable third party maintenance facility so as to cause minimum practical disturbance to the operation or maintenance of the Aircraft or the personnel of LESSEE or the applicable third party maintenance facility.

12.26.5	In the event that LESSOR disagrees with or otherwise disputes any information provided by LESSEE with respect to the Aircraft (unless LESSOR reasonably believes that LESSEE would not provide the information), LESSEE expressly authorizes and consents to allowing Manufacturer, the Engine Manufacturer and their field service representatives to provide LESSOR with information about the condition and maintenance of the Aircraft (including the Aircraft Documentation) on an ongoing basis. Manufacturer, the Engine Manufacturer and their field service representatives may report their findings and provide documentation to LESSOR without the need for any further notice to or authorization from LESSEE.

12.26.6	LESSOR will have no duty to make any inspection of the Aircraft and will not incur any liability or obligation by reason of (and LESSEE’s indemnity obligations pursuant to Article 17 will apply notwithstanding) LESSOR and/or its authorized agents or representatives making or not making any such inspection or by reason of any reports LESSOR receives regarding the Aircraft.

44	ARTICLE 12 MAINTENANCE OF AIRCRAFT

ARTICLE 13	USE OF RESERVES

13.12 Airframe Reserves (6 Year Check). LESSOR will reimburse LESSEE the Airframe Reserves (6 Year Check) that have accrued in such account from Delivery to the commencement date of the “6Y” check for which reimbursement is requested. For the avoidance of doubt, the reimbursement shall remain subject to Article 16.1.

13.13 Airframe Reserves (12 Year Check). In the event that LESSEE performs a “12Y” check on the Aircraft (including as part of a Return Check pursuant to Article 23.10.1), LESSOR will reimburse LESSEE ***** of the Airframe Reserves (12 Year Check) and Airframe Reserves (6 Year Check) that have accrued and remain in such accounts on the commencement date of the “12Y” check for which reimbursement is requested. For the avoidance of doubt, the reimbursement shall remain subject to Article 16.1.

13.14 Engine Performance Restoration Reserves. LESSOR acknowledges that LESSEE has entered into a maintenance cost per flight hour agreement with the Engine Manufacturer (the “FHA Agreement”). LESSEE acknowledges that it is required under this Lease to pay to LESSOR the Engine Performance Restoration Reserves even if the Engines are placed under the FHA Agreement. With respect to each Engine, LESSOR will reimburse LESSEE from the Engine Performance Restoration Reserves as follows.

13.14.1	For the first Qualified Performance Restoration that occurs following Delivery, LESSOR will reimburse LESSEE an amount equal to the total hours that such Engine has accumulated during the Lease Term times ***** per Engine flight hour.

13.14.2	For the second Qualified Performance Restoration that occurs following Delivery, LESSOR will reimburse LESSEE an amount equal to the amount present (at the time of removal of the Engine) in the particular Engine Performance Restoration Reserves account for such Engine.

13.14.3	For the avoidance of doubt, the reimbursements shall remain subject to Article 16.1.

13.15 Engine LLP Reserves. LESSOR will reimburse LESSEE from the Engine LLP Reserves for an Engine for the actual out-of-pocket materials cost without overhead, mark-up or profit factor, and reduced by the amount of any “Waste Expense” (if applicable), associated with the replacement of life-limited Parts in such Engine during completed Engine shop visits (i.e. heavy maintenance visits), with work performed for all other causes excluded, including those causes set forth in Article 13.8. “Waste Expense” means the product of (a) the number of unused cycles on a life-limited Part that is in excess of ***** of such part’s approved life when

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

45	ARTICLE 13 USE OF RESERVES

new, at the time such life-limited Part is removed for replacement, multiplied by (b) the quotient of the cost of the new replacement life-limited Part divided by the number of cycles which constitutes the approved life of such life-limited Part. Subject to Article 16.1 and excluding exchange, material markup and outside vendor fees, and handling, packaging and shipping charges, reimbursement for replacement of life-limited Parts in an Engine will be made up to the amount in the Engine LLP Reserves applicable to such Engine at the time of removal of such Engine.

13.16 Landing Gear Reserves. LESSOR will reimburse LESSEE ***** of the Landing, Gear Reserves that have accrued in such account from Delivery to the commencement date of the Overhaul of the Landing Gear for which reimbursement is requested. For the avoidance of doubt, the reimbursement shall remain subject to Article 16.1.

13.17 APU Reserves. LESSOR will reimburse LESSEE from the APU Reserves for the actual cost of a completed medium or heavy repair workscope in accordance with the APU manufacturer’s approved manuals, with work performed for all other causes excluded, including those causes set forth in Article 13.8. Subject to Article 16.1 and excluding exchange, material markup and outside vendor fees, and handling, packaging and shipping charges, reimbursement will be made up to the amount in the APU Reserves at the time of removal of the APU.

13.18 Reimbursement.

13.18.1	LESSEE will be entitled to reimbursement from the Reserves after the work is completed and the Airframe, Engine, Landing Gear or APU, as applicable, has left the repair agency, by submitting reasonable evidence (which shall include the items below) of performance of such work and, if requested by LESSOR, an invoice from LESSEE to LESSOR for LESSEE’s reimbursement claim within six (6) months after completion of the work. If LESSEE seeks reimbursement from the Reserves for work performed by LESSEE, such work will be charged at LESSEE’s out-of-pocket and unburdened labor and material costs. LESSEE may only seek reimbursement from the Airframe Reserves one time in any calendar year.

13.18.2	For the Airframe, reasonable evidence of performance includes a list of all routine and non-routine tasks performed with corresponding references to the MPD and an itemized labor and materials report.

13.18.3

For an Engine and the APU, reasonable evidence of performance includes (a) an original invoice from LESSEE to LESSOR for LESSEE’s reimbursement claim, (b) a description of the reason for removal, (c) the date of removal and the aircraft removed from (which may be the Aircraft), (d) the total hours and cycles at the time

46	ARTICLE 13 USE OF RESERVES

of removal, (e) the hours and cycles since last shop visit, (f) a full description of the final workscope, (g) a description of the type of maintenance performed (including on each module, if applicable), (h) complete disk records for the Engine both prior to and after the shop visit, (i) a shop findings report, (j) a copy of any test cell performance data, (k) an on and off log of Parts (configuration listing) tracked by LESSEE and the repair facility, (l) a current service bulletin and Airworthiness Directive listing, (m) written verification from the repair facility that the Engine or APU has been released and shipped from the repair facility back to LESSEE, (n) the status of all warranty claims and (o) an itemization of all concessions, warranty credits or other credits which have been or will be provided for work accomplished on the Engine or APU during the applicable shop visit (or, if none, a written statement from LESSEE stating that it has not received and does not have pending any such concessions, warranty credits or other credits).

13.18.4	For the Landing Gear, reasonable evidence of performance includes (i) a release tag from the overhaul facility and all associated build records, including traceability on all life-limited parts, and (ii) the total calendar time, hours and cycles on the Landing Gear both prior to and after the Overhaul.

13.19 Reimbursement Adjustment.

13.19.1	By way of example, among the exclusions from reimbursement are work or items:

(a) resulting from repairs actually covered by LESSEE’s or a third party’s insurance (deductibles being for the account of LESSEE and not reimbursable) or covered by warranties to the extent of recovery by LESSEE under such insurance or warranties; or

(b) required as a result of an Airworthiness Directive, manufacturer’s service bulletin (unless approved in advance by LESSOR, which approval will not be unnecessarily withheld or delayed), negligence, non-routine or non-scheduled maintenance, faulty maintenance or installation, improper operations, misuse, accident, incident, ingestion (foreign object damage) or other accidental cause.

13.19.2

All invoices subject to reimbursement from LESSOR will be reduced (by adjustment between LESSEE and LESSOR retroactively if necessary) by the actual amounts received by LESSEE on account of such work from responsible third parties or other sources, such as insurance proceeds, manufacturer’s warranties, guarantees, concessions and credits (including, with respect to Engines, credits due to life remaining on any removed Engine Parts). Notwithstanding anything to the

47	ARTICLE 13 USE OF RESERVES

contrary herein, in the event that any accident, incident, injection incident or other accidental cause necessitates a repair and during such repair the workscope performed results in performance restoration to the Engine or installation of LLPs with more life remaining, the performance of such workscope may be claimed by LESSEE from the Engine Performance Restoration Reserves and/or Engine LLP Reserves.

13.20 Costs in Excess of Reserves. LESSEE will be responsible for payment of all costs in excess of the amounts reimbursed hereunder. If on any occasion the available balance in the Airframe Reserves, Engine Performance Restoration Reserves for a particular Engine, Engine LLP Reserves for a particular Engine, Landing Gear Reserves or APU Reserves (at the time of the structural check, in the case of the Airframe, or at the time of removal, in the case of an Engine, the Landing Gear and the APU) is insufficient to satisfy a claim for reimbursement in respect of the Airframe, such Engine, the Landing Gear or the APU, as applicable, the shortfall may not be carried forward or made the subject of any further claim for reimbursement.

13.21 Reimbursement after Termination Date. LESSEE may not submit any invoice for reimbursement from the Reserves after the Termination Date unless on or prior to such date LESSEE has notified LESSOR in writing that such outstanding invoice will be submitted after the Termination Date and the anticipated amount of such invoice. So long as LESSEE has provided such notice to LESSOR, LESSEE may then submit such outstanding invoice at any time within six (6) months after the Termination Date. Subject to the foregoing, any balance remaining in the Reserves on the Termination Date, including termination on account of a Total Loss of the Aircraft, will be retained by LESSOR.

13.22 Total Loss. Upon receipt by LESSOR of the Agreed Value and all other amounts then due by LESSEE, LESSOR shall return to LESSEE ***** of all amounts then held by LESSOR as reserves. In the event of a Total Loss and payment of the Agreed Value in accordance with the terms of this Article 13.11, LESSEE agrees that no invoices to LESSOR will be reimbursed.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

48	ARTICLE 13 USE OF RESERVES

ARTICLE 14	TITLE AND REGISTRATION

14.5 Title to the Aircraft. Title to the Aircraft will be and remain vested in LESSOR. LESSOR and LESSEE intend this Lease to be a “true lease”. LESSEE will have no right, title or interest in the Aircraft except as provided in this Lease.

14.6 Registration of Aircraft. LESSEE at its sole cost and expense will (a) register and maintain registration of the Aircraft in the name of LESSOR at the register of aircraft in the State of Registration and (b) from time to time take all other steps then required by Law (including the Geneva Convention or the Cape Town Convention if and as applicable) or as LESSOR may reasonably request to protect and perfect LESSOR’s interest in the Aircraft and this Lease in the State of Registration or in any other jurisdictions in or over which LESSEE may operate the Aircraft.

14.7 Cape Town Convention. If the Cape Town Convention has been or is ratified or made applicable in the United States or Mexico, then:

14.7.1	LESSOR may elect to cause the interests of LESSOR in this Lease, the other Operative Documents and the Aircraft (including in the Engines) to be registered in the International Registry to the fullest extent such interests may be registered. At LESSOR’s request, LESSEE will provide reasonable assistance and cooperation to LESSOR in order to procure such registration, including consenting to or causing such registration to be made, at LESSOR’s election, as a prospective international interest or an international interest and via a designated entry point (as such terms are used in the Cape Town Convention).

14.7.2	At LESSOR’s request, LESSEE will perform such additional acts and execute and deliver such agreements and instruments as may be reasonably determined by LESSOR to be necessary or appropriate to (a) protect and perfect LESSOR’s interest in the Aircraft, this Lease and the other Operative Documents under the Cape Town Convention and (b) enhance the enforceability of the commercial agreements of LESSEE and LESSOR under the Cape Town Convention to the greatest extent permitted by the Cape Town Convention. Actions to be requested by LESSOR may include entering into amendments to this Lease or the other Operative Documents as are necessary to constitute a prospective international interest or an international interest under the Cape Town Convention.

14.7.3	Unless LESSEE obtains LESSOR’s prior written consent, LESSEE undertakes that it will not consent to or permit any Person other than LESSOR and LESSEE (as

49	ARTICLE 14 TITLE AND REGISTRATION

permitted under this Lease) to make any International Registry filings (including prospective filings) under the Cape Town Convention in relation to this Lease, the other Operative Documents or the Aircraft (including the Engines).

14.7.4	LESSEE will be responsible for all costs and expenses arising out of the requirements of this Article 14.3.

14.8 Filing of this Lease. To the extent permitted by Law and in accordance with the requirements of the Law from time to time, LESSEE at its sole cost and expense will cause this Lease to be kept, filed, recorded and refiled or rerecorded in the State of Registration and in any other offices necessary to protect LESSOR’s rights hereunder.

50	ARTICLE 14 TITLE AND REGISTRATION

ARTICLE 15	IDENTIFICATION PLATES

LESSOR will affix and LESSEE will at all times maintain on the Airframe and each Engine the identification plates containing the following legends or any other legend requested by LESSOR in writing:

15.3 Airframe Identification Plates.

Location:	One to be affixed to the Aircraft structure above the forward entry door adjacent to and not less prominent than that of Manufacturer’s data plate and another in a prominent place on the flight deck.

Size:	No smaller than 2” x 3”.

Legend:	“THIS AIRCRAFT IS OWNED BY INTERNATIONAL LEASE FINANCE CORPORATION.

MANUFACTURER’S SERIAL NO: {MSN of Aircraft, if known}

OWNER’S ADDRESS:

INTERNATIONAL LEASE FINANCE CORPORATION 10250 Constellation Boulevard, 34th Floor Los Angeles, California 90067, U.S.A. Fax: (310) 788-1990”

15.4 Engine Identification Plates.

Location:	The legend on the plate must be no less prominent than the Engine data plate and must be visible. Size: No smaller than 1” x 4”.

Legend:	“THIS ENGINE IS OWNED BY INTERNATIONAL LEASE FINANCE CORPORATION, LOS ANGELES, CALIFORNIA, USA.”

51	ARTICLE 15 IDENTIFICATION PLATES

ARTICLE 16	TAXES

16.9 General Obligation of LESSEE. Except as set forth in Article 16.2, LESSEE agrees to pay promptly when due, and to indemnify and hold harmless LESSOR on a full indemnity basis from, all license and registration fees and all taxes, fees, levies, imposts, duties, charges, deductions or withholdings of any nature (including without limitation any value added, franchise, transfer, sales, gross receipts, use, business, excise, turnover, personal property, stamp or other tax) together with any assessments, penalties, fines, additions to tax or interest thereon, however or wherever imposed (whether imposed upon LESSEE, LESSOR, on all or part of the Aircraft, the Engines or otherwise), by any Government Entity or taxing authority in the U.S., Mexico or any foreign country or by any international taxing authority (including the City or County of Los Angeles), upon or with respect to, based upon or measured by any of the following (collectively, “Taxes”):

(a) the Aircraft, Engines, APU or any Parts;

(b) the use, operation or maintenance of the Aircraft or carriage of passengers or freight during the Lease Term and until the Termination Date;

(c) this Lease, the payments due hereunder and the terms and conditions hereof; and

(d) the ownership, financing, delivery, import or export, return, sale, payment of Total Loss Proceeds or other disposition of the Aircraft.

16.10 Exceptions to Indemnity. The indemnity provided for in Article 16.1 does not extend to any of the following Taxes:

(a) Taxes imposed by the U.S. or the State of California or the City or County of Los Angeles on the gross or net income, gross receipts, gains, profits, capital or net worth of LESSOR;

(b) Taxes attributable to the period prior to Delivery or after the Termination Date;

(c) Taxes attributable to LESSOR’s gross negligence, willful misconduct or breach of this Lease or any other agreement, document or instrument entered into and/or delivered in connection herewith by or between LESSOR and LESSEE (unless such breach was caused by an act or omission by LESSEE);

52	ARTICLE 16 TAXES

(d) Taxes imposed upon LESSOR by any jurisdiction which would have been imposed upon LESSOR had LESSOR and LESSEE not entered into and consummated the transactions contemplated by this Lease and other Taxes imposed upon LESSOR as a result of any past, present or future activities of LESSOR in the jurisdiction imposing any such Taxes which are unrelated to the transactions contemplated by this Lease;

(e) Taxes imposed upon LESSOR as a result of a sale, assignment, transfer or other disposition, whether voluntary or involuntary, by LESSOR or any Person claiming by or through LESSOR of all or any part of its interest in or to the Aircraft and/or this Lease unless, in each case, such sale, assignment, transfer or other disposition occurs pursuant to (i) Article 11, 12 or 19 of this Lease or (ii) the exercise of remedies pursuant to Article 25 of this Lease;

(f) Taxes attributable to a LESSOR’s Lien, to the extent that such Taxes would not have arisen or been assessed in the absence of a LESSOR’s Lien;

(g) Taxes or additional or incremental Taxes and penalties or interest thereon that would not have been imposed but for a failure of LESSOR to provide, following a reasonable request therefor, information necessary for LESSEE to complete and file any tax return or request an otherwise legally available exemption or which result from any failure by LESSOR to file any return which LESSOR is required by Law to file in respect of any such Tax; but only if such information was reasonably available to LESSOR and, in the case of certificates, documentation or other evidence requiring disclosure of knowledge of factual information (such as the location of an Aircraft) that is known to LESSEE but not readily ascertainable by such LESSOR, only if LESSEE provides such information to LESSOR in a timely manner and at LESSEE’s cost;

(h) Without limiting LESSOR’s right to pursue payment from LESSEE for a particular Tax under this Article 16 or Article 25.6, Taxes for which LESSOR actually receives payment from LESSEE for under any provision of this Lease and the payment of which would otherwise constitute a double recovery;

(i) Taxes which are not yet due or are being contested in good faith by LESSOR or any Person claiming by or through LESSOR by appropriate proceedings, during the pendency of such proceedings; or

(j) Taxes which constitute the normal operating expense or overhead of LESSOR.

53	ARTICLE 16 TAXES

16.11 After-Tax Basis. The amount which LESSEE is required to pay with respect to any Taxes indemnified against under Article 16.1 is an amount sufficient to restore LESSOR on an after-tax basis to the same position LESSOR would have been in had such Taxes not been incurred.

16.12 Timing of Payment. Any amount payable to LESSOR pursuant to this Article 16 will be paid within ten (10) Business Days after receipt of a written demand therefor from LESSOR accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable; provided, however, that such amount need not be paid by LESSEE prior to the earlier of (a) the date any Tax is payable to the appropriate Government Entity or taxing authority or (b) in the case of amounts which are being contested by LESSEE in good faith or by LESSOR pursuant to Article 16.5, the date such contest is finally resolved.

16.13 Contests. If a claim is made against LESSOR for Taxes with respect to which LESSEE is liable for a payment or indemnity under this Lease, LESSOR will promptly give LESSEE notice in writing of such claim; provided, however, that LESSOR’s failure to give notice will not relieve LESSEE of its obligations hereunder except to the extent such failure materially impairs or precludes LESSEE’s ability to contest the claim or results in penalties, interest or additions to Taxes which are attributable to such delay. So long as (a) a contest of such Taxes does not involve any likelihood of the sale, forfeiture or loss of the Aircraft or any interest therein, (b) if LESSOR so requests, LESSEE has provided LESSOR with an opinion of independent tax counsel that a reasonable basis exists for contesting such claim and (c) adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted, then LESSOR at LESSEE’s written request will in good faith, with due diligence and at LESSEE’s expense, contest (or permit LESSEE to contest in the name of LESSEE or LESSOR) the validity, applicability or amount of such Taxes.

16.14 Refunds. Upon receipt by LESSOR of a refund of all or any part of any Taxes (including any deductions or withholdings referred to in Article 5.8) which LESSEE has paid, LESSOR will pay to LESSEE the net amount of such Taxes refunded.

16.15 Cooperation in Filing Tax Returns. LESSEE and LESSOR will cooperate with one another in providing information which may be reasonably required to fulfill each party’s tax filing requirements and any audit information request arising from such filing.

For the avoidance of doubt, LESSEE will for purposes of the calculation and its payment of the Mexican assets tax (including without limitation Article 25 of the Assets Tax Law Regulation), elect to treat its rights on the Aircraft pursuant to this Lease as an “asset”.

16.16 Survival of Obligations. The representations, warranties, indemnities and agreements of LESSEE provided for in this Article 16 will survive the Termination Date.

54	ARTICLE 16 TAXES

ARTICLE 17	INDEMNITIES

17.11 General Indemnity. Except as set forth in Article 17.2, LESSEE agrees to indemnify and hold harmless LESSOR and its officers, directors, employees, agents and shareholders (individually an “Indemnitee” and collectively “Indemnitees”) from any and all liabilities, obligations, losses, damages, fines, penalties, claims, actions, suits, costs, disbursements and expenses (including legal fees, costs and related expenses) of every kind and nature (collectively “Expenses”) which are imposed on, incurred by or asserted against any Indemnitee or the Aircraft by any Person other than LESSEE and which are in any way relating to, based on or arising out of any of the following:

(a) the operation, possession, use, non-use, control, leasing, subleasing, maintenance, storage, overhaul, testing or inspections of the Aircraft, any Engine, the APU or any Part (whether by LESSEE, any sublessee or any other Person) during the Lease Term and until the Termination Date (including the acceptance flights at return), whether or not the same is in compliance with the terms of this Lease, including without limitation claims for death, personal injury, property damage, other loss or harm to any Person and claims relating to any Laws, including without limitation environmental control, noise and pollution laws, rules or regulations;

(b) fuel, airport or enroute navigation charges (including Eurocontrol charges), navigation service charges, landing fees and all charges payable for the use of or for services provided at any airport, whether in respect of the Aircraft or any other aircraft of LESSEE, during the Lease Term and until the Termination Date;

(c) the manufacture, design, acceptance, rejection, delivery, return, sale after an Event of Default, import, export, condition, repair, modification, servicing, rebuilding, enforcement of warranties whether in LESSOR’s or LESSEE’s name, customer support, product support, information or training provided by Manufacturer and other vendors, airworthiness, registration, reregistration, performance, sublease, merchantability, fitness for use, substitution or replacement of the Aircraft, an Engine, the APU or any Part under this Lease or other transfer of use or possession of the Aircraft, an Engine, the APU or any Part, including under a pooling or interchange arrangement prior to the Termination Date, including without limitation latent and other defects, whether or not discoverable and patent, trademark or copyright infringement;

55	ARTICLE 17 IDEMNITIES

(d) the prevention or attempt to prevent the arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft, or in securing the release of the Aircraft; or

(e) as a consequence of any Default or Event of Default by LESSEE, without duplication of remedies or recovery.

The foregoing indemnity by LESSEE is intended to include and cover any Expense to which an Indemnitee may be subject (in contract, tort, strict liability or under any other theory) regardless of the negligence, active or passive or any other type, of such Indemnitee, so long as such Expense does not fall within any of the exceptions listed in Article 17.2.

17.12 Exceptions to General Indemnities. The indemnity provided for in Article 17.1 will not extend to Expenses of any Indemnitee to the extent resulting from or arising out of any of the following:

(a) Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to have resulted from the willful misconduct of such Indemnitee;

(b) Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to be attributable to acts or events which occur after the Termination Date and return of the Aircraft to LESSOR in the condition required hereunder, but in any such case only to the extent not attributable to acts or omissions of LESSEE;

(c) Expenses representing Taxes, it being acknowledged that the terms of Article 16 apply exclusively to LESSEE’s indemnity obligations with respect to Taxes;

(d) Expenses due to the breach by LESSOR of its covenant of quiet enjoyment pursuant to Article 21.2 (except to the extent covered by the insurances LESSEE is required to carry pursuant to Article 18);

(e) Expenses which constitute ordinary and usual operating or overhead expenses of LESSOR or any other Indemnitee; or

(f) Expenses attributable to a sale, assignment, transfer or other disposition, whether voluntary or involuntary, by LESSOR or any Indemnitee of all or any part of its interest in or to the Aircraft and/or this Lease unless, in each case, such sale, assignment, transfer or other disposition occurs pursuant to (i) Article 11, 12 or 19 of this Lease or (ii) the exercise of remedies pursuant to Article 25 of this Lease.

56	ARTICLE 17 IDEMNITIES

17.13 After-Tax Basis. The amount which LESSEE will be required to pay with respect to any Expense indemnified against under Article 17.1 will be an amount sufficient to restore the Indemnitee, on an after-tax basis, to the same position such Indemnitee would have been in had such Expense not been incurred.

17.14 Timing of Payment. It is the intent of the parties that each Indemnitee will have the right to indemnification for Expenses hereunder as soon as a claim is made and as soon as an Expense is incurred, whether or not such claim is meritorious and whether or not liability is established (but subject to Article 17.8). LESSEE will pay an Indemnitee for Expenses pursuant to this Article 17 within ten (10) Business Days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity.

17.15 Subrogation. Upon the payment in full of any indemnity pursuant to this Article 17 by LESSEE, LESSEE will be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been made.

17.16 Notice. Each Indemnitee and LESSEE will give prompt written notice one to the other of any liability of which such party has knowledge for which LESSEE is, or may be, liable under Article 17.1; provided, however, that failure to give such notice will not terminate any of the rights of Indemnitees under this Article 17 except to the extent that LESSEE has been materially prejudiced by the failure to provide such notice.

17.17 Refunds. If any Indemnitee obtains a recovery of all or any part of any amount which LESSEE has paid to such Indemnitee, such Indemnitee will pay to LESSEE the net amount recovered by such Indemnitee.

17.18 Defense of Claims. Unless a Default or Event of Default has occurred and is continuing, LESSEE and its insurers will have the right (in each such case at LESSEE’s sole expense) to investigate or, provided that LESSEE or its insurers have not reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, defend or compromise any claim covered by insurance for which indemnification is sought pursuant to Article 17.1 and each Indemnitee will cooperate with LESSEE or its insurers with respect thereto. If LESSEE or its insurers are retaining attorneys to handle such claim, such counsel must be reasonably satisfactory to the Indemnitees. If not, the Indemnitees will have the right to retain counsel of their choice at LESSEE’s expense.

17.19 No Double Recovery. Without limiting LESSOR’s right to pursue payment from LESSEE for a particular Expense under both this Article 17 and Article 25.6, LESSOR will not be entitled to actually receive payment from LESSEE for the same Expense twice.

17.20 Survival of Obligation. Notwithstanding anything in this Lease to the contrary, the provisions of this Article 17 will survive the Termination Date and continue in full force and effect notwithstanding any breach by LESSOR or LESSEE of the terms of this Lease, the termination of the lease of the Aircraft to LESSEE under this Lease or the repudiation by LESSOR or LESSEE of this Lease.

57	ARTICLE 17 INDEMNITIES

ARTICLE 18	INSURANCE

18.18 Categories of Insurance. Throughout the Lease Term and until the Termination Date, LESSEE will, at its own expense, effect and maintain in full force and effect the types of insurance and amounts of insurance (including deductibles) described in Exhibit C through such brokers and with such insurers as may be acceptable to LESSOR, such acceptance not to be unreasonably withheld or delayed, in London or New York or such other insurance markets as mutually agreed upon by the parties.

18.19 Write-back of any Date Recognition Exclusion. In the event any of LESSEE’s insurances (either the primary insurance or the reinsurance) contain any date recognition exclusion clause or similar clause excluding from such insurance coverage damage to any property (including the Aircraft) or death or injury to any person on account of accidents, incidents or occurrences caused by date recognition or other Year 2000-related problems, LESSEE at its cost will obtain for the benefit of itself, and LESSOR the broadest write-back available in the London or U.S. insurance market with respect to such exclusion.

18.20 Write-backs of LSW555.D and AVN48C Exclusions. In the event that a write-back of the exclusions (losses due to causes such as dirty bombs, electromagnetic weapons, radioactive contamination and chemical, biological and/or biochemical hazards) to the standard London policy forms LSW555.D and, if issued, AVN48C becomes available at commercially reasonable terms, LESSEE at its cost will obtain for the benefit of itself and LESSOR the broadest write-back available in the London or U.S. insurance market with respect to such exclusions to the extent and with policy limits consistent with general market practices applicable to similarly situated carriers or, if greater, as maintained in respect of any other aircraft of like make and model in LESSEE’s fleet.

18.21 Installation of Third Party Engine. If LESSEE installs an engine not owned by LESSOR on the Aircraft, either (a) LESSEE’s hull insurance on the Aircraft will automatically increase to such higher amount as is necessary in order to satisfy both LESSOR’s requirement to receive the Agreed Value in the event of a Total Loss and the amount required by the third party engine owner or (b) separate additional insurance on such engine will attach in order to satisfy separately the requirements of the LESSEE to such third party engine owner.

18.22 LESSOR Coverage for LESSEE’s Employees. LESSOR and the other additional insureds will be covered under LESSEE’s legal liability insurance for death or injury to LESSEE’s employees.

58	ARTICLE 18 INSURANCE

18.6 Insurance for Indemnities. The insurance referred to in Article 18.1 will in each case include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 17 and LESSEE will maintain such insurance of the indemnities for a period of two (2) years following the Termination Date.

18.7 Insurance required by Manufacturer. During the Lease Term, LESSEE will carry any insurance required by Manufacturer in connection with the assignment of any Manufacturer warranties, customer support or product support to LESSEE.

18.8 Renewal. From time to time when reasonably requested by LESSOR, LESSEE will confirm to LESSOR regarding the status of the renewal or replacement of LESSEE’s insurance. Prior to or on the expiration or termination date of any insurance required hereunder, LESSEE will provide LESSOR with fax or e-mail confirmation from LESSEE’s insurance brokers that such insurance has been renewed or has been replaced in a manner consistent with the requirements hereof and that certificates of insurance evidencing the renewal or replacement of such insurance and complying with Exhibit C will be issued on the termination date of the prior certificate. Within seven (7) days after such renewal, LESSEE will furnish its brokers’ certificates of insurance to LESSOR.

18.9 Assignment of Rights by LESSOR. If LESSOR assigns all or any of its rights under this Lease or otherwise disposes of any interest in the Aircraft to any other Person, LESSEE will, upon written request, procure that such Person, in each case as permitted by this Lease, hereunder be added as loss payee and/or additional assured in the policies effected hereunder and, if applicable substituted as Loss Payee under the hull insurance and enjoy the same rights and insurance enjoyed by LESSOR under such policies. LESSOR will nevertheless continue to be covered by such policies.

18.10 Insurance for Wet Lease Operations. In the event LESSEE is performing wet lease operations with the Aircraft pursuant to Article 11.7 and the wet lessee is carrying the primary passenger, baggage cargo liability insurance with respect to the flights, then such insurance will meet the requirements of Exhibit C, including with respect to the amounts of coverage, naming of LESSOR as an additional insured and inclusion of the other endorsements described in Exhibit C. Moreover, LESSEE will at all times carry contingent passenger, baggage and cargo liability insurances for such flights. Prior to commencement of wet lease operations for a particular wet lessee, LESSOR will receive certificates of insurance from the insurance brokers for LESSEE and, if applicable, the wet lessee evidencing such coverages.

18.11 Other Insurance. In the event of a material change in standard market practices with respect to air carriers similarly situated to LESSEE occurs following Delivery, LESSOR may, acting reasonably and upon consultation with LESSEE’s designated brokers and other

59	ARTICLE 18 INSURANCE

LESSORS of Aircraft within LESSEE’s fleet from time to time by notice to LESSEE require LESSEE at LESSEE’s expense to effect such other insurance or such variations to the terms of the existing insurance as may then be customary in the airline industry for aircraft of the same type as the Aircraft operated by carriers similarly situated to LESSEE and at the time commonly available in the insurance market on commercially reasonable terms.

18.12 Information. LESSEE will provide LESSOR with any information reasonably requested by LESSOR from time to time concerning the insurance maintained with respect to the Aircraft or in connection with any claim being made or proposed to be made thereunder, except for information regarding insurance premiums and the level of insurance LESSEE has obtained above the requirements of this Lease, so long as such level is not in violation of this Lease.

18.13 Currency. All proceeds of insurance pursuant to this Lease will be payable in Dollars except as may be otherwise agreed by LESSOR.

18.14 Grounding of Aircraft. If at any time any of the insurance required pursuant to this Lease will cease to be in full force and effect, LESSEE will forthwith ground the Aircraft and keep the Aircraft grounded until such time as such insurance is in full force and effect again.

18.15 Failure to Insure. If at any time LESSEE fails to maintain insurance in compliance with this Article 18, LESSOR will be entitled but not bound to do any of the following (without prejudice to any other rights which it may have under this Lease by reason of such failure):

(a) to pay any premiums due or to effect or maintain insurance satisfactory to LESSOR or otherwise remedy such failure in such manner as LESSOR considers appropriate (and LESSEE will upon demand reimburse LESSOR in full for any amount so expended in that connection); or

(b) at any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), proceed to and remain at any airport designated by LESSOR, until such failure is remedied to LESSOR’s satisfaction.

18.16 Reinsurance. Any reinsurance will be maintained with reinsurers and brokers acceptable to LESSOR, acting reasonably. Such reinsurance will contain each of the following terms and will in all other respects (including amount) be satisfactory to LESSOR:

(a) the same terms as the original insurance;

(b) a cut-through and assignment clause satisfactory to LESSOR, acting reasonably; and

(c) payment will be made notwithstanding (i) any bankruptcy, insolvency, liquidation or dissolution of any of the original insurers and/or (ii) that the original insurers have made no payment under the original insurance policies.

60	ARTICLE 18 INSURANCE

18.17 Limit on Hull in favor of LESSEE. LESSEE may carry hull all risks or hull war and allied perils on the Aircraft in excess of the Agreed Value (which is payable to LESSOR) only to the extent such excess insurance which would be payable to LESSEE in the event of a Total Loss does not exceed ***** of the Agreed Value and only to the extent that such additional insurance will not prejudice the insurances required in this Lease or the recovery by LESSOR thereunder. LESSEE agrees that it will not create or permit to exist any liens or encumbrances over the insurances, or its interest therein, except as constituted by this Lease.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

61	ARTICLE 18 INSURANCE

ARTICLE 19	LOSS, DAMAGE AND REQUISITION

Throughout the Lease Term and until the Termination Date, LESSEE will bear all risk of loss, theft, damage and destruction to the Aircraft.

19.10 Definitions. In this Article 19 and this Lease:

“Agreed Value” means an amount equal to ***** of the Manufacturer’s list price for the Aircraft on the Delivery Date, based upon the invoice provided by Manufacturer; provided, however, that the Agreed Value will be decreased by ***** of such amount on each yearly anniversary of the Delivery Date.

“Net Total Loss Proceeds” means the Total Loss Proceeds actually received by LESSOR following a Total Loss, less any reasonable legal and other out-of-pocket expenses, taxes or duties incurred by LESSOR in connection with the collection of such proceeds.

“Total Loss” means any of the following in relation to the Aircraft, Airframe, any Engine or the APU and “Total Loss Date” means the date set forth in parenthesis after each Total Loss:

(a) destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason (the date such event occurs or, if not known, the date on which the Aircraft, Airframe, Engine or APU was last heard of);

(b) actual, constructive, compromised, arranged or agreed total loss (the earlier of the date on which the loss is agreed or compromised by the insurers or forty five (45) days after the date of notice to LESSEE’s brokers or insurers claiming such total loss);

(c) requisition of title, confiscation, forfeiture or any compulsory acquisition or other similar event (the date on which the same takes effect);

(d) sequestration, detention, seizure or any similar event for more than forty five (45) consecutive days (the earlier of the date on which insurers make payment on the basis of a total loss or the date of expiration of such period);

(e) requisition for use for more than one hundred eighty (180) consecutive days, except as set forth in Article 19.9 (the earlier of the date on which the insurers make payment on the basis of a total loss or the date of expiration of such period);

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

62	ARTICLE 19 LOSS, DAMAGE AND REQUISITION

(f) in the case of an Engine, the event described in Article 12.8.3 (the date on which the same takes effect);

(g) any sale of the Aircraft in connection with Eurocontrol or other navigation or airport charges (the date on which the sale occurs);

(h) any sale of the Aircraft in connection with a LESSEE bankruptcy, whether by an administrator, trustee or court (the date on which the intent to sell the Aircraft becomes known); or

(i) any other occurrence not permitted under this Lease which deprives LESSEE of use or possession for a period of sixty (60) consecutive days or longer (the 60th day of such period).

“Total Loss Proceeds” means the proceeds of any insurance or any compensation or similar payment arising in respect of a Total Loss.

19.11 Notice of Total Loss. LESSEE will notify LESSOR in writing within two (2) Business Days after a Total Loss Date of the Aircraft, Airframe, any Engine or the APU.

19.12 Total Loss of Aircraft or Airframe. If the Total Loss of the Aircraft or Airframe occurs during the Lease Term, the following will occur:

19.12.1	After the Total Loss Date and until receipt by LESSOR of the Agreed Value and all other amounts then due under this Lease, LESSEE will continue to pay Rent and the parties will perform all of their other obligations under this Lease.

19.12.2	On the date which is the earlier of the following dates:

(a) the date on which the Total Loss Proceeds of the Aircraft or the Airframe are paid by LESSEE’s insurance underwriters or brokers and

(b) the date which falls thirty (30) days after the Total Loss Date,

LESSEE will pay to LESSOR an amount equal to the sum of:

(a) the Agreed Value and

(b) all other amounts then due and payable by LESSEE under this Lease, less an amount equal to the Net Total Loss Proceeds received by LESSOR by such date.

63	ARTICLE 19 LOSS, DAMAGE AND REQUISITION

19.12.3	LESSOR will apply the Net Total Loss Proceeds and any amounts received from LESSEE pursuant to Article 19.3.2 as follows:

(a) first, in discharge of any unpaid Rent and any other amounts accrued and unpaid up to the date of LESSOR’s receipt of the Agreed Value;

(b) second, in discharge of the Agreed Value; and

(c) third, payment of the balance, if any, to LESSEE.

19.12.4	Upon receipt by LESSOR of all monies payable by LESSEE in Article 19.3, provided no Default or Event of Default has occurred and is continuing, this Lease will terminate except for LESSEE’s obligations under Articles 10.5, 16 and 17 which survive the Termination Date.

FOR AVOIDANCE OF DOUBT, THE AGREED VALUE OF THE AIRCRAFT WILL BE PAYABLE TO LESSOR PURSUANT TO THIS ARTICLE 19.3 WHEN A TOTAL LOSS OF THE AIRFRAME OCCURS EVEN IF THERE HAS NOT BEEN A TOTAL LOSS OF AN ENGINE, ENGINES OR THE APU.

19.13 Surviving Engine(s). If a Total Loss of the Airframe occurs and there has not been a Total Loss of an Engine or Engines, then, provided no Default or Event of Default has occurred and is continuing, at the request of LESSEE (subject to agreement of relevant insurers) and on receipt of all monies due under Article 19.3 and payment by LESSEE of all airport, navigation and other charges on the Aircraft, LESSOR will transfer all its right, title and interest in the surviving Engine(s) to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to freedom from any LESSOR’s Lien.

19.14 Total Loss of Engine and not Airframe.

19.14.1

Upon a Total Loss of any Engine not installed on the Airframe or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe, LESSEE will replace such Engine as soon as reasonably possible by duly conveying to LESSOR title to another engine from LESSEE (or another Person with a net worth at least equal to that of LESSEE) (a) free and clear of all Security Interests (except Permitted Liens) of any kind or description, (b) in airworthy condition and of the same or improved model, service bulletin and modification status and having

64	ARTICLE 19 LOSS, DAMAGE AND REQUISITION

a value and utility at least equal to the Engine which sustained the Total Loss, (c) not older (by reference to serial number or manufacture date) than the older of the two Engines delivered by LESSOR to LESSEE with the Aircraft on the Delivery Date, and (d) in the same or better operating condition as the Engine which sustained a Total Loss, including time in service, hours and cycles since new and hours and cycles available to the next inspection, Overhaul or scheduled or anticipated removal. Such replacement engine will be an “Engine” as defined in this Lease and the Engine which sustained such Total Loss will cease to be an “Engine”.

19.14.2	LESSEE agrees at its own expense to take such action as LESSOR may reasonably request in order that any such replacement Engine becomes the property of LESSOR and is leased hereunder on the same terms as the destroyed Engine. LESSEE’s obligation to pay Rent will continue in full force and effect, but an amount equal to the Net Total Loss Proceeds received by LESSOR with respect to such destroyed Engine will, subject to LESSOR’s right to deduct therefrom any amounts then due and payable by LESSEE under this Lease, be paid to LESSEE.

19.14.3	Notwithstanding Articles 19.5.1 and 19.5.2, if at the time of a Total Loss of an Engine not installed on the Aircraft or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe, LESSOR and LESSEE are parties to a spare engine lease pursuant to which LESSOR is leasing a spare engine to LESSEE of the same model and type as the Engine which has suffered such Total Loss, LESSOR will receive from LESSEE the replacement cost of the Engine instead of accepting a replacement engine. One (1) of such LESSOR spare engines will then be substituted under this Lease for the Engine which suffered such Total Loss and the applicable spare engine lease will terminate.

19.15 Total Loss of APU.

19.15.1

Upon a Total Loss of the APU when not installed on the Airframe or a Total Loss of the APU while installed on the Airframe not involving a Total Loss of the Airframe, LESSEE will replace such APU as soon as reasonably possible by duly conveying or causing to be conveyed to LESSOR title to another auxiliary power unit (a) free and clear of all Security Interests (except Permitted Liens) of any kind or description, (b) in airworthy condition and of the same or improved model, service bulletin and modification status and having a value and utility at least equal to the APU which sustained the Total Loss, (c) not older (by reference to serial number or manufacture date) than the APU delivered by LESSOR to LESSEE with the Aircraft on the Delivery Date and (d) in the same or better operating condition as the APU which sustained the Total Loss, including time in service, hours and cycles since new and hours and cycles available to the next inspection, Overhaul or

65	ARTICLE 19 LOSS, DAMAGE AND REQUISITION

scheduled or anticipated removal. Such replacement auxiliary power unit will be the “APU” as defined in this Lease and the auxiliary power unit which sustained such Total Loss will cease to be the “APU”.

19.15.2	LESSEE agrees at its own expense to take such action as LESSOR may reasonably request in order that any such replacement APU becomes the property of LESSOR and is leased hereunder on the same terms as the destroyed APU. LESSEE’s obligation to pay Rent will continue in full force and effect, but an amount equal to the Net Total Loss Proceeds received by LESSOR with respect to such destroyed APU will, subject to LESSOR’s right to deduct therefrom any amounts then due and payable by LESSEE under this Lease, be paid to LESSEE.

19.16 Other Loss or Damage.

19.16.1	If the Aircraft or any Part thereof suffers loss or damage not constituting a Total Loss of the Aircraft or the Airframe or any Engine or the APU, all the obligations of LESSEE under this Lease (including payment of Rent) will continue in full force.

19.16.2	In the event of any loss or damage to the Aircraft or Airframe which does not constitute a Total Loss of the Aircraft or the Airframe, or any loss or damage to an Engine or the APU which does not constitute a Total Loss of such Engine or the APU, LESSEE will at its sole cost and expense fully and with reasonable promptness repair the Aircraft, Engine or APU in order that the Aircraft, Engine or APU is placed in an airworthy condition and substantially the same condition as it was prior to such loss or damage. All repairs will be performed in a manner which preserves and maintains all warranties and service life policies to the same extent as they existed prior to such loss or damage. LESSEE will notify LESSOR forthwith of any loss, theft or damage to the Aircraft for which the cost of repairs is estimated to exceed *****, together with LESSEE’s proposal and timetable for carrying out the repair. In the event that LESSOR does not agree with LESSEE’s proposal for repair, LESSOR will so notify LESSEE within two (2) Business Days after its receipt of such proposal. LESSEE and LESSOR will then consult with Manufacturer and LESSEE and LESSOR agree to accept as conclusive, and be bound by, Manufacturer’s directions or recommendations as to the manner in which to carry out such repairs. If Manufacturer declines to give directions or recommendations, LESSEE will carry out the repairs in accordance with the directions of LESSOR. If the Aircraft is airworthy or the Engine or APU serviceable notwithstanding the loss or damage, LESSEE will repair such Aircraft, Engine or APU, as the case may be, within the time frame reasonably established by LESSOR given the circumstances.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

66	ARTICLE 19 LOSS, DAMAGE AND REQUISITION

19.17 Copy of Insurance Policy. Promptly after the occurrence of a partial loss or Total Loss of the Aircraft, an Engine or the APU, LESSEE will provide LESSOR with a copy of LESSEE’s insurance policy, provided, however, that LESSEE may redact from such copy the commercial terms of its arrangement with the insurer.

19.18 Government Requisition. If the Aircraft, Airframe, any Engine or the APU is requisitioned for use by any Government Entity, LESSEE will promptly notify LESSOR of such requisition. All of LESSEE’s obligations hereunder will continue as if such requisition had not occurred. So long as no Default or Event of Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity will be paid over to or retained by LESSEE. If a Default or Event of Default has occurred and is continuing, all payments received by LESSEE or LESSOR from such Government Entity may be used by LESSOR to satisfy any obligations owing by LESSEE.

67	ARTICLE 19 LOSS, DAMAGE AND REQUISITION

ARTICLE 20	REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

20.3 Representations and Warranties. LESSEE represents and warrants the following to LESSOR as of the date of execution of this Lease and as of the Delivery Date:

20.3.1	Status. LESSEE is a company validly existing and in good standing under the Laws of Mexico. It has the power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

20.3.2	Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other Government Entity is required for the valid authorization, execution, delivery and performance by LESSEE of this Lease, except as will have been duly effected as of the Delivery Date.

20.3.3	Binding. LESSEE’s Board of Directors has authorized LESSEE to enter into this Lease, any Side Letters hereto and any other documentation in connection with the leasing of the Aircraft from LESSOR (collectively, the “Operative Documents”) and perform its obligations under the Operative Documents. This Lease and the other Operative Documents have been duly executed and delivered by LESSEE and represent the valid and binding obligations of LESSEE, enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors’ rights. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate.

20.3.4	No Breach. The execution and delivery of the Operative Documents, the consummation by LESSEE of the transactions contemplated in this Lease and compliance by LESSEE with the terms and provisions hereof do not and will not contravene any Law applicable to LESSEE, or result in any breach of or constitute any default under or result in the creation of any Security Interest upon any property of LESSEE, pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, charter, by-law or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate.

68	ARTICLE 20 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

20.3.5	Filings. Except for any filing or recording that may be required with the Aviation Authority, no filing or recording of any instrument or document (including the filing of any financial statement) is necessary under the Laws of the State of Registration or of Mexico in order for this Lease to constitute a valid and perfected lease of record relating to the Aircraft.

20.3.6	Translation or Notarization. None of the Lease or any other Operative Document needs to be translated, notarized, legalized, apostilled or consularized as a condition to the legality, validity, filing, enforceability or admissibility in evidence thereof.

20.3.7	Licenses. LESSEE holds all licenses, certificates and permits from applicable Government Entities in Mexico and/or the United States for the conduct of its business as a certificated air carrier and performance of its obligations under this Lease.

20.3.8	No Suits. There are no suits, arbitrations or other proceedings pending or to LESSEE’s knowledge threatened before any court or administrative agency against or affecting LESSEE which, if adversely determined, would have a material adverse effect on LESSEE or its ability to perform under this Lease, except as described in the filings provided to LESSOR pursuant to Article 22.

20.3.9	No Withholding. Under the Laws of Mexico, LESSEE will not be required to deduct any withholding or other Tax from any payment it may make under this Lease.

20.3.10	No Restrictions on Payments. Under the Laws of Mexico, there are no present restrictions on LESSEE making the payments required by this Lease.

20.3.11	General Obligations. The obligations of LESSEE under this Lease are direct, general and unconditional obligations of LESSEE and rank or will rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of LESSEE, with the exception of such obligations as are mandatorily preferred by Law.

20.3.12	No Sovereign Immunity. LESSEE, under the Laws of Mexico or of any other jurisdiction affecting LESSEE, is subject to private commercial law and suit. Neither LESSEE nor its properties or assets is entitled to sovereign immunity under any such Laws. LESSEE’s performance of its obligations hereunder constitute commercial acts done for commercial purposes.

20.3.13	Tax Returns. All necessary returns have been delivered by LESSEE to all relevant taxation authorities in the jurisdiction of its formation and LESSEE is not in default in the payment of any taxes due and payable.

69	ARTICLE 20 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

20.3.14	No Material Adverse Effect. LESSEE is not in default under any agreement to which it is a party or by which it may be bound which would have a material adverse effect on LESSEE’s ability to perform under this Lease.

20.3.15	No Default or Event of Default under this Lease. At the time of execution of this Lease, no Default or Event of Default has occurred and is continuing and the financial statements provided to LESSOR pursuant to Article 22 fairly present the financial condition of LESSEE.

20.4 Covenants. LESSEE covenants to LESSOR that it will comply with the following throughout the entire Lease Term:

20.4.1	Licensing. LESSEE will hold all required licenses, certificates and permits from applicable Government Entities in Mexico and/or the United States for the conduct of its business as a certificated air carrier and performance of its obligations under this Lease. LESSEE will advise LESSOR promptly in the event any such licenses, certificates or permits are cancelled, terminated, revoked or not renewed.

20.4.2	Payments. If at any time any such restrictions may be applicable, LESSEE will obtain all certificates, licenses, permits, exemptions and other authorizations which are from time to time required for the making of the payments required by this Lease on the dates and in the amounts and currency which are stipulated in this Lease, and will maintain the same in full force and effect for so long as the same will be required.

20.4.3	Sovereign Immunity. LESSEE, under the Laws of Mexico or of any other jurisdiction affecting LESSEE, will continue to be subject to private commercial law and suit. Neither LESSEE nor its properties or assets will be entitled to sovereign immunity under any such Laws. LESSEE’s performance of its obligations hereunder will constitute commercial acts done for commercial purposes. LESSEE will advise LESSOR promptly of any change in the foregoing.

20.4.4	Information about Suits. LESSEE will promptly give to LESSOR a notice in writing of any suit, arbitration or proceeding before any court, administrative agency or Government Entity which, if adversely determined, would materially adversely affect LESSEE’s ability to perform under this Lease.

70	ARTICLE 20 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

20.4.5	Restrictions on Mergers. LESSEE will not consolidate with or merge into any other Person or sell, convey, lease, or otherwise transfer all or substantially all of its assets (whether in one transaction or a series of transactions) to any Person (a “Reorganization Transaction”), unless:

(a) the Person formed by such consolidation or surviving such merger, or the Person who acquires by sale, conveyance, transfer, or lease all or substantially all of LESSEE’s assets (the “Reorganized Entity”) has a net worth and financial capacity which are reasonably sufficient to meet (i) all obligations of LESSEE under the Operative Documents, (ii) all obligations of LESSEE under all other agreements between LESSEE and LESSOR concerning the leasing or financing of aircraft or the extension, restructuring or rescheduling of credit, and (iii) the other obligations of the Reorganized Entity on a going forward basis;

(b) the Reorganized Entity (i) executes and delivers to LESSOR an agreement, in form and substance reasonably satisfactory to LESSOR, containing an assumption by the Reorganized Entity of the due and punctual performance and observance of all of LESSEE’s obligations under the Operative Documents, and (ii) makes such filings and recordings, including any filing or recording with the FAA or any filing under the Uniform Commercial Code, as are necessary to evidence such Reorganization Transaction and all filings necessary in order to preserve and protect the rights of LESSOR as owner of the Aircraft and lessor under this Lease;

(c) (i) such transaction shall not create a Default, (ii) no Event of Default shall exist immediately after such transaction, and (iii) the benefits of Section 1110 of the U.S. Bankruptcy Code available to LESSOR immediately prior to such Reorganization Transaction shall not be adversely affected as a result of such Reorganization Transaction;

(d) the Reorganized Entity delivers to LESSOR:

(i) a certificate, signed on its behalf by a responsible officer, stating that all the conditions precedent set forth in the foregoing clauses of this Article 20.2.5 have been fulfilled, and

(ii) an opinion of counsel for LESSEE or for the Reorganized Entity, from counsel and in form and substance reasonably satisfactory to LESSOR, stating that [A] the agreements entered into to effect the assumption agreement referenced in Article 20.2.5(b) have been duly authorized, executed, and delivered by the Reorganized Entity and that they (and the Operative Documents so assumed) constitute legal, valid, and binding obligations of the Reorganized Entity, enforceable in accordance with their terms (to the same extent as the Operative Documents so assumed were enforceable against LESSEE immediately prior to such Reorganization Transaction), and [B] containing such other matters as LESSOR reasonably requests.

71	ARTICLE 20 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

Upon effecting any such Reorganization Transaction, the Reorganized Entity shall succeed to all the obligations of LESSEE and shall succeed to, shall be substituted for, and may exercise every right and power of LESSEE under the Operative Documents, with the same effect as if the Reorganized Entity had been named as LESSEE therein. No such Reorganization Transaction shall have the effect of releasing LESSEE (or any Reorganized Entity) from any of its liabilities under the Operative Documents. LESSEE shall pay all reasonable out-of-pocket expenses of LESSOR (including but not limited to its reasonable attorneys’ fees) in respect of such transfer.

20.4.6	Restriction on Relinquishment of Possession. LESSEE will not, without the prior consent of LESSOR, deliver, transfer or relinquish possession of the Aircraft except in accordance with the provisions of this Lease, including Articles 11 and 12.

20.4.7	No Security Interests. LESSEE will not create or agree to or permit to arise any Security Interest (other than Permitted Liens) on or with respect to the Aircraft, title thereto or any interest therein. LESSEE will forthwith, at its own expense, take all action as may be necessary to discharge or remove any such Security Interest if it exists at any time unless the same results from an act or omission of LESSOR or LESSOR’s Lender. LESSEE will within twenty-four (24) hours after becoming aware of the existence of any such Security Interest give written notice thereof to LESSOR.

20.4.8	Representations to Other Parties. LESSEE will not represent or hold out LESSOR as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft.

72	ARTICLE 20 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

ARTICLE 21	REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR

21.3 Representations and Warranties. LESSOR represents and warrants the following to LESSEE as of the date of execution of the Lease and as of the Delivery Date and ALL OTHER WARRANTIES, EXPRESS OR IMPLIED HAVE BEEN WAIVED IN ACCORDANCE WITH ARTICLE 8:

21.3.1	Corporate Status. LESSOR is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of California. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

21.3.2	Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any U.S. Government Entity is required for the valid authorization, execution, delivery and performance by LESSOR of this Lease.

21.3.3	Binding. This Lease and the other Operative Documents have been duly authorized, executed and delivered by LESSOR and represent the valid and binding obligations of LESSOR, enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors’ rights.

21.3.4	No Breach. The execution and delivery of the Operative Documents, the consummation by LESSOR of the transactions contemplated in this Lease and compliance by LESSOR with the terms and provisions hereof do not and will not contravene any Law applicable to LESSOR, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, charter, by-law or other agreement or instrument to which LESSOR is a party or by which LESSOR or its properties or assets may be bound or affected.

21.4 Covenant of Quiet Enjoyment. So long as no Default or Event of Default has occurred and is continuing hereunder, LESSOR covenants that during the Lease Term neither LESSOR nor any Person lawfully claiming by or through LESSOR will interfere with or otherwise disturb LESSEE’s quiet, peaceful use, possession and enjoyment of the Aircraft in accordance with the terms of this Lease. LESSOR further agrees that LESSOR will procure that

73	ARTICLE 21 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR

any Person taking title to the Aircraft granted by LESSOR during the Lease Term shall provide to LESSEE a covenant of quiet enjoyment similar to that set forth in the immediately prior sentence.

74	ARTICLE 21 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR

ARTICLE 22	FINANCIAL AND OTHER INFORMATION

LESSEE agrees to furnish each of the following to LESSOR:

(a) within forty-five (45) days after the end of each fiscal quarter of LESSEE, three (3) hard copies of the unaudited consolidated financial statements (including a balance sheet and profit and loss statement) prepared for such quarter in accordance with generally accepted accounting principles in Mexico;

(b) within ninety (90) days after the end of each fiscal year of LESSEE, three (3) hard copies of the audited consolidated financial statements (including a balance sheet and profit and loss statement) prepared as of the close of such fiscal year in accordance with generally accepted accounting principles in Mexico;

(c) promptly after distribution, three (3) hard copies of all reports and financial statements which LESSEE sends or makes available to its creditors and other aircraft lessors; and

(d) from time to time, such other reasonable information as LESSOR may reasonably request concerning the location, condition, use and operation of the Aircraft or the financial condition of LESSEE; and

Notwithstanding the foregoing, if at any time LESSEE shall be required to file or otherwise furnish financial statements substantially equivalent to those required to be furnished hereunder to any governmental agency of the state of Registration and such financial statements are available, at no unreasonable effort and no charge on the internet, the furnishing of the same by LESSEE shall be deemed to satisfy the requirements of this Article.

75	ARTICLE 22 FINANCIAL AND OTHER INFORMATION

ARTICLE 23	RETURN OF AIRCRAFT

23.19 Date of Return. LESSEE is obligated to return the Aircraft, Engines, APU, Parts and Aircraft Documentation to LESSOR on the Expiration Date, unless a Total Loss of the Aircraft occurred prior to the Expiration Date and this Lease was terminated early in accordance with Article 19.3. If an Event of Default occurs hereunder by LESSEE failing to return the Aircraft on the Expiration Date or if an Event of Default occurs prior to or after the Expiration Date and LESSOR repossesses the Aircraft, the return requirements set forth in this Article 23 nonetheless must be met on the date the Aircraft is actually returned to LESSOR or repossessed by LESSOR.

23.20 Last Engine Shop Visits. With respect to the last Engine shop visit of an Engine prior to return of the Aircraft, LESSEE will submit to LESSOR at least thirty (30) days in advance the intended workscope of such shop visit, unless the shop visit is unscheduled, in which case LESSEE will promptly notify LESSOR and the workscope will be submitted to Lessor as soon as it is available. If LESSOR requests, LESSEE will perform additional work at such shop visit at LESSOR’s cost.

23.21 Technical Report. No later than six (6) months prior to the Expiration Date (and in an updated form at return of the Aircraft), LESSEE will provide LESSOR with a Technical Evaluation Report in the form and substance of Exhibit O, as revised, and, in addition upon LESSOR’s request, will make copies available of (a) drawings of the interior configuration of the Aircraft both as it presently exists and as it will exist at return, (b) an Airworthiness Directive status list, (c) a service bulletin incorporation list, (d) rotable tracked, hard-time and life-limited component listings, (e) a list of modifications, alterations and repairs, (f) interior material burn certificates, (g) the Maintenance Program, (h) the complete workscopes for the checks, inspections and other work to be performed prior to return, (i) a forecast of the checks, inspections and other work to be performed within eighteen (18) months after return of the Aircraft, (j) a list of all no-charge service bulletin kits with respect to the Aircraft which were ordered by LESSEE from Manufacturer or the Engine Manufacturer, (k) current Engine disk sheets, (l) last Engine shop visit reports, (m) takeoff and cruise trend reports for the last nine (9) months and (n) any other data which is reasonably requested by LESSOR.

23.22 Return Location. LESSEE at its expense will return the Aircraft, Engines, APU, Parts and Aircraft Documentation to LESSOR at Aeromantenimiento. S.A. in El Salvador or another FAA-approved maintenance facility at a location mutually agreed to by LESSEE and LESSOR.

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23.5 Full Aircraft Documentation Review. For the period commencing at least one (1) month prior to the proposed redelivery date and continuing until the date on which the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE will provide for the review of LESSOR and/or its representative all of the Aircraft records and historical documents described in Exhibit N in one central room with access to telephone, photocopy, fax and Internet connections at the Aircraft return location.

23.6 Maintenance Policies and Procedures Manuals. At return of the Aircraft and at LESSOR’s request for the purposes of bridging and demonstrating to the next operator and its aviation authority how the Aircraft has been maintained, LESSEE will provide LESSOR with access to its Maintenance Program, general maintenance manual, general policies and procedures manual, maintenance exposition manual, general engineering manual, or their equivalents, and any other related controlled documentation which affects the Aircraft. Recognizing that LESSEE’s maintenance policies and procedures manuals are proprietary to LESSEE, LESSOR agrees that no copies of the same will be made without the consent of LESSEE (not to be unreasonably withheld or delayed) and that the same will be only utilized as set forth in Article 12.12 and this Article 23.6.

23.7 Aircraft Inspection.

23.7.1	During the maintenance checks performed prior to the proposed redelivery and at the actual return of the Aircraft, LESSOR and/or its representatives will have an opportunity to observe functional and operational system checks, perform a visual inspection of the Aircraft (taking into account the Aircraft type, age, use and other known factors with respect to the Aircraft) and perform a full inspection of the Aircraft Documentation (including records and manuals), all to LESSOR’s reasonable satisfaction. Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to return of the Aircraft.

23.7.2	Prior to the Aircraft acceptance flight described in Article 23.7.3, with LESSOR and/or LESSOR’s representatives present, LESSEE will conduct a systems functional and operational inspection of the Aircraft in accordance with Manufacturer’s checklist procedures.

23.7.3

Immediately prior to redelivery of the Aircraft, LESSEE will carry out for LESSOR and/or LESSOR’s representatives an Aircraft acceptance flight in accordance with Manufacturer’s standard flight operation check flight procedures or, if agreed to in writing by LESSOR, in accordance with an airline acceptance flight procedure, either of which will be for not less than two (2) hours and not more than three (3)

77	ARTICLE 23 RETURN OF AIRCRAFT

hours. Flight costs and fuel will be furnished by and at the expense of LESSEE. Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to return of the Aircraft.

23.7.4	To the extent that the ground inspection and acceptance flight extend beyond the Expiration Date, the Lease Term will be deemed to have been automatically extended and the obligations of LESSEE hereunder (including Article 23.14.3) will continue on a day-to-day basis until the Aircraft is accepted by LESSOR executing the Return Acceptance Receipt in the form of Exhibit L.

23.8 Certificate of Airworthiness Matters.

23.8.1	The Aircraft will possess a current Certificate of Airworthiness issued by the Aviation Authority (although this Certificate of Airworthiness may later be replaced by an Export Certificate of Airworthiness or equivalent if requested by LESSOR pursuant to Article 23.12). In addition, even if LESSEE must perform engineering, maintenance and repair work on the Aircraft beyond the requirements of Article 12, the Aircraft at return must be in the condition required in order to meet the requirements for issuance of a U.S. Standard Certificate of Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 and, in addition, to meet the operating requirements of FAR Part 121 (to the extent such requirement was met at Delivery) and FAR Part 129, with no restrictions imposed.

23.8.2	At LESSOR’s request, LESSEE at its cost will demonstrate that the Aircraft meets the requirements for issuance of the U.S. Standard Certificate of Airworthiness for transport category aircraft specified in Article 23.8.1 by delivering to LESSOR at LESSOR’s option either an actual U.S. Standard Certificate of Airworthiness (if the Aircraft is to be registered in the U.S.) or a letter acceptable to LESSOR signed by an FAA Designated Airworthiness Representative (DAR) or another Person acceptable to LESSOR stating that the DAR or such Person has inspected the Aircraft and Aircraft Documentation (including records and manuals) and has found that the Aircraft meets the requirements for issuance of a U.S. Standard Certificate of Airworthiness for transport category aircraft in accordance with FAR Part 21 and, in addition, meets the operating requirements of FAR Part 121 (to the extent such requirement was met at Delivery) and FAR Part 129, with no restrictions imposed.

23.8.3

If the Aircraft is to be registered in a country other than in the U.S. after return from LESSEE, LESSOR may in its sole discretion waive the requirements of Article 23.8.2 and instead require that LESSEE at its expense (to the extent such expense is no greater than that which LESSEE would have incurred pursuant to

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Articles 23.8.1 and 23.8.2, with any additional expenses being for LESSOR’s account) put the Aircraft in a condition to meet the requirements for issuance of a Certificate of Airworthiness of the aviation authority of the next country of register.

23.9 General Condition of Aircraft at Return.

23.9.1	The Aircraft, Engines, APU and Parts will have been maintained and repaired in accordance with the Maintenance Program, the rules and regulations of the Aviation Authority and this Lease.

23.9.2	If any Part installed on the Airframe, any Engine or the APU at return was not installed at Delivery, then such Part will have met the requirements of Article 12.4.1 at the time of installation.

23.9.3	The requirements of Article 12.2.2 will have been met with respect to the installation of PMA Parts and OEM Parts in the Engines during the Lease Term. Without limiting the foregoing, all stationary high energy Parts in the gaspath of the Engines will be OEM Parts.

23.9.4	Aircraft Documentation (including records and manuals) will have been maintained in English and in an up-to-date status, in accordance with the rules and regulations of the Aviation Authority and the FAA and this Lease and in a form necessary in order to meet the requirements of Article 23.8.1. The records and historical documents set forth in Attachment 1 of Exhibit L will be in English. If LESSEE subscribes to Manufacturer’s on-line data access services, LESSEE must nonetheless return the Aircraft manuals with all current revisions provided by Manufacturer in CD, microfilm or other format acceptable to LESSOR.

23.9.5	All hard-time, time-controlled, time-tracked and life-limited Parts which are installed on the Aircraft will have an FAA Form 8130-3 evidencing the airworthiness of such Part at the most recent time of installation on the Aircraft. In the case of life-limited Parts, the documentation will also state the total hours and cycles since new. In the case of hard-time, time-controlled or time-tracked Parts, the documentation will also state the time since last Overhaul or refurbishment, will have a reference to the relevant section of the Component Maintenance Manual under which the Part was Overhauled or refurbished, as applicable, and will identify the FAA-approved repair agency or EASA-approved repair agency, as applicable, which performed the last Overhaul or refurbishment.

23.9.6	All Parts other than those referred to in Article 23.9.5 installed on the Aircraft will have FAA-acceptable documentation demonstrating that such Parts were airworthy at the most recent time of installation on the Aircraft.

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23.9.7	The Aircraft will be in the same working order and condition as at Delivery (subject to the other provisions of this Article 23, reasonable wear and tear from normal flight operations excepted), with all pilot discrepancies and deferred maintenance items cleared on a terminating action basis.

23.9.8	The Aircraft will be airworthy (conform to type design and be in a condition for safe operation), with all Aircraft equipment, components and systems operating in accordance with their intended use and within limits approved by Manufacturer, the Aviation Authority and FAA.

23.9.9	The Aircraft interior (including cabin and windows) and exterior will be clean, with all compartments free of foreign objects. The Aircraft will be substantially free of dirt, grease, fluids, stains, grime, cracks, tears and rips, consistent with worldwide commercial airline standards for used aircraft at completion of a heavy maintenance check.

23.9.10	No special or unique Manufacturer, Engine Manufacturer or Aviation Authority inspection or check requirements which are specific to the Aircraft or Engines (as opposed to all aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment, components and systems.

23.9.11	All repairs to the Aircraft will have been accomplished in accordance with Manufacturer’s Structural Repair Manual (or FAA-approved data supported by FAA Form 8110-3 or 8100-9) for the Aircraft.

23.9.12	All major modifications will also be accomplished in accordance with FAA-approved data supported by a supplemental type certificate, FAA Form 8110-3 or 8100-9.

23.9.13	The Aircraft will be returned with LESSOR’s Engines and APU installed and with the same equipment as at Delivery, subject only to those replacements, additions and Modifications permitted under this Lease. To the extent LESSEE performed a Modification which cost in excess of ***** and LESSOR did not approve such Modification in accordance with Article 12.9.1, LESSOR may require LESSEE to return the Aircraft in its original condition prior to such Modification.

23.9.14

All Airworthiness Directives which are issued prior to the date of return of the Aircraft and require compliance by means of terminating action prior to return of the Aircraft to LESSOR or within 6 months after the Termination Date will have been complied with on the Aircraft on a terminating action basis at LESSEE’s cost. Airworthiness Directives which require compliance by means other than terminating

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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action prior to return of the Aircraft or 6 months after Return to LESSOR, will have been performed to the highest level of accomplishment possible other than terminating action. If, after using commercially reasonable efforts, LESSEE is unable to acquire the material, parts or components necessary to accomplish such Airworthiness Directive, LESSEE will pay to LESSOR upon return of the Aircraft the estimated cost of terminating such Airworthiness Directive. If the estimated cost cannot be mutually agreed upon by LESSEE and LESSOR, LESSEE and LESSOR will each obtain an estimate from a reputable FAA- approved maintenance facility (unaffiliated with LESSEE or LESSOR) and the estimated cost will be the average of the two estimates.

23.9.15	All Modifications which must be performed prior to the date of return of the Aircraft or within 6 months after the Termination Date in order to meet the FAA requirements for FAR Part 121 (to the extent such requirement was met at Delivery) and FAR Part 129 operations will have been incorporated on the Aircraft at LESSEE’s cost.

23.9.16	The Aircraft will be in compliance with Manufacturer’s Corrosion Prevention and Control Program (CPCP) specified for the model type by Manufacturer and LESSEE will provide LESSOR with documentation substantiating such compliance.

23.9.17	If any waivers, deviations, dispensations, alternate means of compliance, extensions or carry-overs with respect to maintenance or operating requirements, repairs or Airworthiness Directives are granted by the Aviation Authority or permitted by the Maintenance Program, LESSEE at its sole cost and expense will nonetheless perform such maintenance or operating requirements, repairs or Airworthiness Directives as if such waivers, deviations, dispensations, alternate means of compliance, or extensions or carry-overs did not exist.

23.9.18	The Aircraft will be free from any Security Interest except LESSOR’s Liens and no circumstance will have so arisen whereby the Aircraft is or could become subject to any Security Interest or right of detention or sale in favor of the Aviation Authority, any airport authority, Eurocontrol or any other authority or Government Entity.

23.9.19

All no-charge vendor and Manufacturer’s service bulletin kits received by LESSEE for the Aircraft but not installed thereon will be on board the Aircraft as cargo. All no-charge vendor and Manufacturer’s service bulletin kits ordered by LESSEE but not yet received will, upon receipt by LESSEE and at LESSEE’s cost, be forwarded as instructed by LESSOR. At LESSOR’s request, any other service bulletin kit which LESSEE ordered specifically for the Aircraft and paid for will also be delivered to LESSOR on board the Aircraft, but LESSOR will reimburse LESSEE for its actual out-of-pocket costs for such kit, unless LESSEE purchased such kit as part of its

81	ARTICLE 23 RETURN OF AIRCRAFT

implementation of a service bulletin on its fleet of aircraft of the same type as the Aircraft but had not yet installed such kit on the Aircraft, in which case such kit will be furnished free of charge to LESSOR.

23.9.20	The Aircraft will be free of any leaks found to be outside of maintenance manual limits and any damage resulting therefrom. All repairs will have been performed on a permanent basis in accordance with the applicable manufacturer’s instructions unless no such permanent repair is available.

23.9.21	The Aircraft fluid reservoirs (including oil, oxygen, hydraulic and water) will be serviced to full and the waste tank serviced in accordance with Manufacturer’s instructions. Fuel tanks will be at least as full as at Delivery.

23.10 Checks Prior to Return. Immediately prior to return of the Aircraft to LESSOR, LESSEE at its expense will do each of the following:

23.10.1	LESSEE will have the Return Check performed by an FAA-approved repair facility. LESSEE also agrees to perform during the Return Check any other work reasonably requested by LESSOR (and not otherwise required under this Lease) and LESSOR will reimburse LESSEE for performing such LESSOR-requested work based on LESSEE’s out-of-pocket and unburdened labor and material costs. In the event that LESSEE exercises any extension option with respect to the Initial Lease Term, and the next consecutive check due on the Aircraft pursuant to the MPD (regardless of whether or not such check would have fallen during the Lease Term) is a “12Y” check, then LESSEE will accomplish the “12Y” check (including all lesser checks) as described in the MPD.

23.10.2	LESSEE will perform an internal and external corrosion inspection and correct any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual. In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by Manufacturer.

23.10.3

LESSEE will remove LESSEE’s exterior markings, including all exterior paint, by stripping (or, at LESSOR’S option, pneumatically sanding) the paint from the fuselage, empennage, wings and Engine cowlings, and clean, reseal, refinish, prepare (including application of alodine or another corrosion inhibitor) and prime the surfaces to be painted, all in accordance with Manufacturer’s and paint manufacturer’s recommendations. LESSEE will then repaint the fuselage, empennage, wings and Engine cowlings in the colors and logo specified by LESSOR. Such painting will be accomplished in such a manner as to result in a uniformly smooth and cosmetically acceptable aerodynamic surface. All external placards, signs and markings will be properly attached, free from damage, clean and

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legible. Notwithstanding the foregoing, in the event that the cost of painting the Aircraft in the logo and colors specified by LESSOR exceeds the then-current cost of painting the Aircraft in the logo and colors in which it was painted at Delivery, then LESSOR will reimburse LESSEE for any such excess cost. After painting, the Aircraft will be weighed.

23.10.4	LESSEE will clean the exterior and interior of the Aircraft.

23.10.5	If reasonably required by LESSOR, LESSEE will repaint by touch-up the interior of the Aircraft, including flight deck, and replace missing, broken or illegible placards.

23.10.6	In accordance with Article 23.9.11, LESSEE will permanently repair damage to the Aircraft that exceeds Manufacturer’s limits and replace any non-flush structural patch repairs installed on the Aircraft with permanent flush-type repairs, in each case with no further inspection requirements unless a permanent flush-type repair is unavailable.

23.10.7	With LESSOR and/or its representatives present, LESSEE will perform a full and complete hot and cold section videotape borescope on each Engine and its modules in accordance with Manufacturer’s aircraft maintenance manual.

23.10.8	If the Engine historical and technical records and/or condition trend monitoring data of any Engine indicate an acceleration in the rate of deterioration in the performance of an Engine, LESSEE will correct, to LESSOR’s reasonable satisfaction, such conditions which are determined to be causing such accelerated rate of deterioration.

23.10.9	With LESSOR and/or its representatives present, LESSEE will accomplish a power assurance run on the Engines in accordance with Manufacturer’s aircraft maintenance manual Task 71-00-00-710-013 Test No. 11 “High Power Assurance Test” (or any subsequent equivalent replacement thereof). LESSEE will record the Engine power assurance test conditions and results on the Return Acceptance Receipt.

23.10.10	LESSEE will provide evidence to LESSOR’s reasonable satisfaction that the Engine historical and technical records, borescope inspection, trend monitoring and power assurance run do not reveal any condition which would cause the Engines or any module to be unserviceable, beyond serviceable limits or serviceable with an increased frequency of inspection or with calendar time, flight hour or flight cycle restrictions under the Manufacturer’s aircraft maintenance manual. LESSEE will correct any discrepancies in accordance with the guidelines set out by the Engine Manufacturer which may be discovered during such inspection.

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23.10.11	In the event the Engine historical and technical records, borescope inspection, trend monitoring and other checks specified in Article 23.10.9 result in a dispute regarding the conformity of an Engine with the requirements of this Article 23, LESSEE and LESSOR will consult with the Engine Manufacturer and follow the Engine Manufacturer’s recommendations (including the accomplishment of an Engine test cell operational check if so recommended) with regard to determining if such Engine complies with the requirements of this Article 23 and the manner in which any discrepancies from the requirements of this Article 23 will be rectified.

23.10.12	With LESSOR and/or its representatives present, LESSEE will perform an APU condition test in accordance with Manufacturer’s aircraft maintenance manual and a complete hot and cold section videotape borescope on the APU. LESSEE will provide evidence to LESSOR’s reasonable satisfaction that the APU condition test and borescope inspection do not reveal any condition which would cause the APU to be unserviceable, beyond serviceable limits or serviceable with an increased frequency of inspection or with calendar time, flight hour or flight cycle restrictions. LESSEE will correct any discrepancies in accordance with the guidelines set out by the APU manufacturer which may be discovered during such test or inspections. If such APU is serviceable with an increased frequency of inspection or with calendar time, flight hour or flight cycle restrictions, LESSOR agrees to discuss with LESSEE in good faith for a resolution that compensates LESSOR for such deficiency and avoid or minimize any delays in return of the Aircraft to LESSOR.

23.10.13	If the APU historical and technical records and/or condition trend monitoring data indicate an acceleration in the rate of deterioration in the performance of the APU, LESSEE will correct, to LESSOR’s reasonable satisfaction, such conditions which are determined to be causing such accelerated rate of deterioration.

23.11 Part Lives. At return, the condition of the Aircraft will be as follows:

23.11.1	The Aircraft will have zero (0) hours consumed since the Return Check (excluding hours consumed on the acceptance flight).

23.11.2	Each Engine will meet all of the following:

(a) Each Engine will have at least 4,000 hours and 3,500 cycles remaining to operate until its next anticipated removal (based on a review of the Engine historical and technical records, borescope inspection results, power assurance run results, trend monitoring data and the other checks specified in Articles 23.10.7, 23.10.8, 23.10.9 and 23.10.10).

84	ARTICLE 23 RETURN OF AIRCRAFT

(b) If any module of an Engine is returned with hours accumulated on such module since the last performance restoration of such module, LESSEE will pay LESSOR an amount equal to the hours accumulated on such module times then-current Engine Manufacturer performance restoration rate for such module, based on Engine Manufacturer’s estimated mean time between performance restoration for such module.

(c) Each Engine will have a remaining hot day takeoff EGT margin sufficient to permit the operation of such Engine for the hours and cycles set forth in the preceding subparagraph (based on a review of the Engine historical and technical records, borescope inspection results, power assurance run results, trend monitoring data and the other checks specified in Articles 23.10.7, 23.10.8, 23.10.9 and 23.10.10).

(d) The Engine historical and technical records, borescope inspection, trend monitoring, power assurance run and other checks specified in Articles 23.10.7, 23.10.8, 23.10.9 and 23.10.10 indicate that the Engine should operate for the hours and cycles set forth in Article 23.11.2(a).

(e) Each Part of an Engine which has a life-limit will have at least 4,000 cycles remaining to operate until its next removal per the Engine Manufacturer’s limit.

(f) No life-limited Part of an Engine will have more hours and cycles consumed than such Engine’s data plate.

23.11.3	The APU will have not more than 2,000 APU hours consumed since the last APU manufacturer’s medium or heavy repair workscope. If the APU has life-limited Parts, the cycles remaining on the most restricted life-limited Part will be a minimum of 3,000 APU cycles at return.

In addition, to the extent there are life-limited Parts in the APU, then, for each such life-limited Part, LESSEE will pay LESSOR an amount equal to the product of (a) the quotient obtained by dividing (i) the cycles consumed on each such life-limited Part within the APU since new by (ii) the total life of each such life-limited Part, multiplied by (b) the replacement cost of the applicable life-limited Part, all as determined by the APU manufacturer’s then-current data.

23.11.4	Each leg of the Landing Gear will have at least 7 years remaining pursuant to the MPD until the next scheduled Overhaul.

23.11.5	Each Part of the Airframe, Engine or APU which has a hard time limit pursuant to the MPD will have the greater of (a) at least 50% of such hard time Part’s full allotment of

85	ARTICLE 23 RETURN OF AIRCRAFT

hours and cycles or (b) 6,000 hours and 5,000 cycles remaining to operate until its next scheduled Overhaul or scheduled removal pursuant to the MPD. However, if such hard time Part’s full allotment of hours and cycles between Overhauls pursuant to the MPD is less than 6,000 hours and 5,000 cycles, then such hard time Part will be returned with zero (0) hours and zero (0) cycles out of Overhaul.

23.11.6	Each life-limited Part of the Airframe or APU will have the greater of (a) at least 50% of such life-limited Part’s full allotment of hours and cycles or (b) 6,000 hours and 5,000 cycles remaining to operate until its next scheduled replacement pursuant to the MPD. However, if such life-limited Part’s full allotment of hours and cycles remaining to operate pursuant to the MPD is less than 6,000 hours and 5,000 cycles, then such life-limited Part will be returned with 100% of its total approved hours and cycles remaining.

23.11.7	No life-limited Part of the Airframe will have more hours and cycles consumed than the total hours and cycles of the Airframe.

23.11.8	No life-limited Part of the APU will have more hours and cycles consumed than the hours and cycles of the APU.

23.11.9	Each Part which has a calendar time limit will have 20 months remaining to operate until removal pursuant to the MPD. If a Part with a calendar time limit has a total approved calendar time remaining pursuant to the MPD of less than 20 months, then such Part will be returned with 100% of its total approved calendar time remaining until removal.

23.11.10	No Part (excluding the life-limited Parts which are covered by Articles 23.11.2(e), 23.11.2(f), 23.11.6, 23.11.7 and 23.11.8) will have total hours or total cycles since new greater than one hundred fifteen percent (115%) of that of the Airframe and, with respect to all such Parts as a group, such Parts will have an average total time since new no greater than that of the Airframe.

23.11.11	Each Landing Gear tire and brake will have fifty percent (50%) of its total wear remaining to its next Overhaul.

23.12 Export and Deregistration of Aircraft. At LESSOR’s request, LESSEE at its cost will (a) provide an Export Certificate of Airworthiness or its equivalent from the State of Registration so that the Aircraft can be exported to the country designated by LESSOR, (b) assist with deregistration of the Aircraft from the register of aircraft in the State of Registration, (c) assist with arranging for prompt confirmation of such deregistration to be sent by the registry in the State of Registration to the next country of registration and (d) perform any other

86	ARTICLE 23 RETURN OF AIRCRAFT

acts reasonably required by LESSOR in connection with the foregoing. If any Aircraft work which LESSEE is not otherwise required to perform hereunder, including engineering, is required in order to obtain such Export Certificate of Airworthiness, LESSEE will perform such work and LESSOR will reimburse LESSEE for such work at LESSEE’s out-of-pocket expenses.

23.13 Delay in Return of Aircraft Due to LESSOR Work Requests. LESSEE will not be required to pay Rent to LESSOR for any whole days that return of the Aircraft to LESSOR is delayed solely as a result of LESSOR’s requests that additional work be performed over and above the work necessary to place the Aircraft in the condition required by this Article 23, and in the event associated costs other than additional Rent are incurred, such as additional insurance, LESSOR shall reimburse reasonable costs associated therewith.

23.14 LESSEE’s Continuing Obligations. In the event that LESSEE does not return the Aircraft to LESSOR on the Expiration Date and in the condition required by this Article 23 for any reason (whether or not the reason is within LESSEE’s control), but subject to Article 23.13:

23.14.1	the obligations of LESSEE under this Lease will continue in full force and effect on a day-to-day basis until such return. This will not be considered a waiver of LESSEE’s Event of Default or any right of LESSOR hereunder.

23.14.2	Until such return, the Agreed Value will be an amount equal to the Agreed Value on the day the Aircraft should have been returned to LESSOR pursuant to this Lease.

23.14.3	Without limiting LESSOR’s rights and remedies under Article 25 and except for a delay in return of the Aircraft for the reason set forth in Article 23.13, until such time as the Aircraft is redelivered to LESSOR and put into the condition required by this Article 23, instead of paying the Rent specified in Article 5.3, LESSEE will pay twice the amount of Rent in effect on the Expiration Date for each day from the scheduled Expiration Date until the Termination Date. In determining the applicable normal Rent per day that will be doubled for purposes of this calculation, the monthly Rent payable under Article 5.3.1 will be prorated based on the actual number of days in the applicable month. Payment will be made upon presentation of LESSOR’s invoice.

23.14.4	LESSOR may elect, in its sole and absolute discretion, to accept the return of the Aircraft prior to the Aircraft being put in the condition required by this Article 23 and thereafter have any such non-conformance corrected at such time as LESSOR may deem appropriate (but within ninety (90) days following the return of the Aircraft) and at commercial rates then-charged by the Person selected by LESSOR to perform such correction. Any direct expenses incurred by LESSOR for such correction will be payable by LESSEE within fifteen (15) days following the submission of a written statement by LESSOR to LESSEE, identifying the items corrected and setting forth the expense of such corrections. LESSEE’s obligation to pay such amounts will survive the Termination Date.

87	ARTICLE 23 RETURN OF AIRCRAFT

23.15 Airport and Navigation Charges. LESSEE will ensure that at return of the Aircraft any and all airport, navigation and other charges which give rise or may if unpaid give rise to any lien, right of detention, right of sale or other Security Interest in relation to the Aircraft, Engine, APU or any Part have been paid and discharged in full and will at LESSOR’s request produce evidence thereof satisfactory to LESSOR, except to the extent being contested in good faith provided LESSEE shall have agreed in writing to pay any such charges determined pursuant to such contest to be due and owing to the relevant authorities, and provided that there is no likelihood of the placement of any Security Interest on or seizure of the Aircraft, Engine, APU or any Part.

23.16 Return Acceptance Receipt. Upon return of the Aircraft in accordance with the terms of this Lease, LESSEE will prepare and execute two (2) Return Acceptance Receipts in the form and substance of Exhibit L and LESSOR will countersign and return one such Return Acceptance Receipt to LESSEE. In addition, LESSEE and LESSOR will execute a Lease Termination for filing with the FAA evidencing termination of this Lease.

23.17 Indemnities and Insurance. The indemnities and insurance requirements set forth in Articles 17 and 18, respectively, will apply to Indemnitees and LESSOR’s representatives during return of the Aircraft, including the ground inspection and acceptance flight. With respect to the acceptance flight, LESSOR’s representatives will receive the same protections as LESSOR on LESSEE’s Aviation and Airline General Third Party Liability Insurance.

23.18 Storage. At LESSOR’s request, LESSEE will continue to lease the Aircraft under this Lease for a period not to exceed thirty (30) days. During this period, LESSEE will have no obligations under this Lease except, at LESSOR’s cost, to park and store the Aircraft in accordance with Manufacturer’s recommended short term storage program at one of LESSEE’s principal maintenance facilities in Mexico and to maintain all insurance on the Aircraft. LESSEE will not utilize the Aircraft for any reason during this period.

88	ARTICLE 23 RETURN OF AIRCRAFT

ARTICLE 24	ASSIGNMENT

24.7 No Assignment by LESSEE. NO ASSIGNMENT, NOVATION, TRANSFER, MORTGAGE OR OTHER CHARGE MAY BE MADE BY LESSEE OF ANY OF ITS RIGHTS OR OBLIGATIONS WITH RESPECT TO THE AIRCRAFT, ANY ENGINE OR PART, OR THIS LEASE.

24.8 Sale or Assignment by LESSOR.

24.8.1	Subject to LESSEE’s rights pursuant to this Lease, LESSOR may at any time and without LESSEE’s consent sell, assign or transfer its rights, interest and obligations hereunder or with respect to the Aircraft (a “Transfer”) to a third party (“LESSOR’s Assignee”).

Notwithstanding the foregoing, no Transfer shall: (i) be made to an entity which is not solvent at the time of and immediately after giving effect to such Transfer; (ii) be made to an air carrier or subsidiary of an air carrier that conducts substantial business in Mexico and is in direct competition with LESSEE; (iii) result in any increase in or to or the imposition of additional obligations or liabilities on the part of LESSEE that are not de minimis, (iv) restrict or diminish LESSEE’s rights in and to the Aircraft pursuant to this Lease; (v) be made to a Person having a net worth of less than ***** at the time of such Transfer; (vi) be made unless and until the purchaser, assignee or transferee shall have (a) provided LESSEE with a covenant of quiet use and enjoyment equivalent to that required under this Lease and (b) agreed in writing, in favor of LESSEE that (1) in the case of a Transfer not constituting solely a Transfer by way of security, it shall be bound by and from and after the date of transfer perform all obligations of “LESSOR” under this Lease and (2) in the case of any Transfer, that, to the extent it holds any moneys under the Lease, it shall hold, apply, invest, disburse, reimburse and return such moneys in accordance with the applicable provisions of the LEASE.

24.8.2	The term “LESSOR” as used in this Lease means the lessor of the Aircraft at the time in question. In the event of the sale of the Aircraft and transfer of LESSOR’s rights and obligations under this Lease, LESSOR’s Assignee will become “LESSOR” of the Aircraft under this Lease and the transferring party (the prior “LESSOR”) will be relieved of all liability to LESSEE under this Lease for obligations arising on and after the date the Aircraft is sold. LESSEE will acknowledge and accept LESSOR’s Assignee as the new “LESSOR” under this Lease and will look solely to LESSOR’s Assignee for the performance of all LESSOR obligations and covenants under this Lease arising on and after the Aircraft sale date.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

89	ARTICLE 24 ASSIGNMENT

24.9 LESSOR’s Lender. Subject to LESSEE’s rights pursuant to this Lease, LESSOR may at any time and without LESSEE’s consent grant security interests over the Aircraft and assign the benefit of this Lease to a lender (“LESSOR’s Lender”) as security for LESSOR’s obligations to LESSOR’s Lender. Accordingly, if LESSOR’s Lender requires, as a condition to providing financing, any nonsubstantive modification of this Lease, LESSEE agrees to enter into an agreement so modifying this Lease.

24.10 LESSEE Cooperation. Subject to LESSEE’s rights under this Lease otherwise, on request by LESSOR, LESSOR’s Assignee or LESSOR’s Lender, LESSEE will execute all such documents (such as a lease assignment agreement) as LESSOR, LESSOR’s Assignee or LESSOR’s Lender may reasonably require to acknowledge LESSEE’s obligations under this Lease and obtain LESSEE’s acknowledgment that LESSOR is not in breach of the Lease. LESSEE will provide all other reasonable assistance and cooperation to LESSOR, LESSOR’s Assignee and LESSOR’s Lender in connection with any such sale or assignment or the perfection and maintenance of any such security interest, including, at LESSOR’s sole cost and expense, making all necessary filings and registrations in the State of Registration and providing, at LESSOR’s sole cost and expense, all opinions of counsel with respect to matters reasonably requested by LESSOR, LESSOR’s Lender or LESSOR’s Assignee. LESSOR will pay or reimburse LESSEE for its reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) in reviewing documents required by LESSOR, LESSOR’s Assignee or LESSOR’s Lender or performing any other obligations under this Article 24.

24.11 Advance Consent Under Cape Town Convention. For the purpose of Article 33(1) of the Convention and Article XV of the Protocol (combined for ease of reference in Article 46(1) of the Consolidated Text), LESSEE hereby consents in advance to the transfer of the associated rights and related international interests in respect of any assignment or sale by LESSOR or the granting of any Security Interest by LESSOR in accordance with Articles 24.2 or 24.3. For the avoidance of doubt, no additional consent by LESSEE will be required in connection with any such assignment of associated rights and the related international interests pursuant to the Cape Town Convention. Any filings made on the International Registry pursuant to the Cape Town Convention in connection herewith, shall be made at LESSOR’s sole cost and expense.

24.12 Protections.

24.12.1	LESSOR will obtain for the benefit of LESSEE an acknowledgment from any LESSOR’s Assignee or LESSOR’s Lender that, so long as no Default or Event of

90	ARTICLE 24 ASSIGNMENT

Default has occurred and is continuing hereunder, neither such Person nor any other Person lawfully claiming by or through such Person will interfere with or otherwise disturb LESSEE’s quiet, peaceful use and enjoyment of the Aircraft.

24.12.2	If a financing for the Aircraft is in place at Delivery or LESSOR finances the Aircraft after Delivery, then the term “LESSOR” in the provisions of this Lease relating to disclaimer, title and registration, indemnity and insurance contained in Articles 8, 14, 17 and 18, respectively, or with respect to Article 20.2.8, will be deemed in addition to LESSOR to include LESSOR’s Assignee, LESSOR’s Lender and associated parties, if applicable. Also, if the Aircraft was previously financed but such financing was no longer in place at the time of Delivery of the Aircraft to LESSEE, the term “LESSOR” in the provisions of this Lease described in this Article 24.6.2 will be deemed to include the former lender and associated parties.

24.12.3	If LESSOR sells the Aircraft after Delivery, subject to conformity of such sale with the provisions of this Article 24, then the disclaimer and indemnity provisions contained in Articles 8 and 17 will continue to be applicable after the sale to International Lease Finance Corporation and, if applicable, the parties referred to in Article 24.6.2. For a period of two (2) years after such sale or assignment and at LESSEE’s cost, LESSEE will continue to name LESSOR and the parties referred to in Article 24.6.2, if applicable, as additional insureds under the Aviation and Airline General Third Party Liability Insurance specified in Exhibit C.

91	ARTICLE 24 ASSIGNMENT

ARTICLE 25	DEFAULT OF LESSEE

25.10 LESSEE Notice to LESSOR. LESSEE will promptly notify LESSOR if LESSEE becomes aware of the occurrence of any Default or Event of Default.

25.11 Events of Default. The occurrence of any of the following will constitute an Event of Default and material breach of this Lease by LESSEE:

(a) LESSEE fails to take delivery of the Aircraft when properly tendered and otherwise obligated to do so under the terms of this Lease;

(b) LESSEE fails to make a Rent or other payment due hereunder in the manner and by the date provided in this Lease and fails to make such payment within three (3) Business Days after such payment is due (following any applicable grace period otherwise provided under this Lease);

(c) LESSEE fails to obtain or maintain the insurance required by Article 18;

(d) LESSEE fails to return the Aircraft to LESSOR on the Expiration Date in accordance with Article 23;

(e) LESSEE fails to observe or perform any of its other obligations hereunder and fails to cure the same within fifteen (15) days after receipt of written notice thereof to LESSEE. If such failure cannot by its nature be cured within fifteen (15) days, LESSEE will have the reasonable number of days necessary to cure such failure (not to exceed a period of sixty (60) days) so long as it uses diligent and best efforts to do so;

(f) any representation or warranty of LESSEE in this Lease proves to be untrue in any material respect when made and, if available, LESSEE has not cured the same within thirty (30) days unless there can be no reasonable expectation that the same can be cured within such period;

(g) the registration of the Aircraft is cancelled other than as a result of an act or omission of or attributable to LESSOR;

(h) LESSEE abandons the Aircraft or Engines;

92	ARTICLE 25 DEFAULT OF LESSEE

(i) LESSEE or an approved sublessee no longer has unencumbered control (other than Permitted Liens) or possession of the Aircraft or Engines, except as otherwise permitted by this Lease;

(j) LESSEE discontinues (temporarily or otherwise) business or sells or otherwise disposes of all or substantially all of its assets;

(k) a material adverse change occurs in the financial condition of LESSEE which, in LESSOR’s reasonable opinion, would materially and adversely affect LESSEE’s ability to perform its obligations under the Operative Documents;

(l) LESSEE no longer possesses the licenses, certificates and permits required for the conduct of its business as a certificated air carrier in Mexico; provided, however, that if LESSEE is undertaking its best efforts to reinstate the effectiveness of such license, certificate or permit with a reasonable likelihood of success, and so long as such situation poses no likelihood of seizure or impairment of, or the imposition of a Security Interest on, the Aircraft or any other property of LESSOR, LESSEE shall have thirty (30) days to cure such deficiency;

(m) LESSEE fails to pay when due (after giving effect to any applicable grace or similar period available) any airport or navigation charges (including Eurocontrol charges) or any landing fees assessed with respect to the Aircraft or any aircraft operated by LESSEE which, if unpaid, may give rise to any lien, right of detention, right of sale or other Security Interest in relation to the Aircraft, Engine, APU or any Part;

(n) LESSEE (i) suspends payment on its debts or other obligations, (ii) is unable to or admits its inability to pay its debts or other obligations as they fall due, (iii) is adjudicated or becomes bankrupt or insolvent or (iv) proposes or enters into any composition or other arrangement for the benefit of its creditors generally;

(o) any proceedings, resolutions, filings or other steps are instituted or threatened with respect to LESSEE relating to the bankruptcy, liquidation, reorganization or protection from creditors of LESSEE or a substantial part of LESSEE’s property. If instituted by LESSEE, the same will be an immediate Event of Default. If instituted by another Person, the same will be an Event of Default if not dismissed, remedied, stayed or relinquished within sixty (60) days;

(p) any order, judgment or decree is entered by any court of competent jurisdiction appointing a receiver, trustee or liquidator of LESSEE or a substantial

93	ARTICLE 25 DEFAULT OF LESSEE

part of its property, or if a substantial part of LESSEE’s property is to be sequestered. If instituted by or done with the consent of LESSEE, the same will be an immediate Event of Default. If instituted by another Person, the same will be an Event of Default if not dismissed, remedied, stayed or relinquished within sixty (60) days;

(q) (i) any indebtedness for borrowed moneys or a guarantee or similar obligation owed by LESSEE with an unpaid balance of at least ***** is declared due before its stated maturity or (ii) LESSEE is in default under any other purchase agreement, lease, conditional sale agreement or other agreement pursuant to which LESSEE has possession of any aircraft, if such situation presents a likelihood of seizure or impairment of, or the imposition of a Security Interest on, the Aircraft or any other property of LESSOR, or a likelihood in LESSOR’s reasonable judgment that such situation will impair LESSOR’s compliance with the terms of this Lease;

(r) LESSEE is in default under any other lease or agreement between LESSEE and LESSOR or a direct or indirect subsidiary of LESSOR and the same is not cured within its specified cure period; or

(s) LESSEE is in default under any other aircraft or aircraft equipment lease agreement which is managed by LESSOR on behalf of another Person and the same is not cured within its specified cure period.

25.12 LESSOR’s General Rights. Upon the occurrence of any Event of Default, LESSOR may do all or any of the following at its option (in addition to such other rights and remedies which LESSOR may have by statute or otherwise but subject to any requirements of applicable Law):

(a) terminate this Lease by giving written notice to LESSEE;

(b) terminate the rights of LESSEE to use or operate the Aircraft by giving written notice to LESSEE, in which case LESSEE’s obligations under this Lease will continue (including the obligations set forth in Articles 17 and 18);

(c) require that LESSEE immediately cease flying the Aircraft and leave it parked in its then-current location by giving written notice to LESSEE, in which case LESSEE’s obligations under this Lease will continue (including the obligations set forth in Articles 17 and 18);

(d) require that LESSEE immediately move the Aircraft to an airport or other location designated by LESSOR and park the Aircraft there by giving written notice to LESSEE, in which case LESSEE’s obligations under this Lease will continue (including the obligations set forth in Articles 17 and 18);

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

94	ARTICLE 25 DEFAULT OF LESSEE

(e) take possession of the Aircraft. If LESSOR takes possession of the Aircraft, it may enter upon LESSEE’s premises where the Aircraft is located without liability. Upon repossession of the Aircraft, LESSOR will then be entitled to sell, lease or otherwise deal with the Aircraft as if this Lease had never been made. LESSOR will be entitled to the full benefit of its bargain with LESSEE;

(f) instruct any maintenance or repair facility which is in possession of the Aircraft, any Engine, the APU or any Part as to its disposition or release;

(g) for LESSEE’s account, do anything that may reasonably be required to cure any default and recover from LESSEE all reasonable costs, including legal fees and expenses incurred in doing so and Default Interest;

(h) proceed as appropriate to enforce performance of this Lease and to recover any damages for the breach hereof, including the amounts specified in Article 25.6; or

(i) apply all or any portion of the Security Deposit and any other security deposits held by LESSOR pursuant to any other agreements between LESSOR and LESSEE to any amounts due.

25.13 Deregistration and Export of Aircraft. If an Event of Default has occurred and is continuing, LESSOR may take all steps necessary to deregister the Aircraft in and export the Aircraft from the State of Registration.

25.14 Cape Town Convention Remedies. If the Cape Town Convention has been or is ratified or made applicable in the United States or Mexico, then LESSEE and LESSOR acknowledge and agree that:

(a) each of the Events of Default set forth in Article 25.2 will be deemed to be an event that constitutes a “default” as such term is used in the Cape Town Convention; and

(b) upon the occurrence of any Event of Default (i) LESSOR will be afforded all speedy and other relief, rights and (without duplication of recovery) remedies specified in the Cape Town Convention as a result of such Event of Default, (ii) all of the rights of LESSOR specified in Article 25.3 will be construed to be “additional remedies” as permitted by the Cape Town Convention which may be exercised by

95	ARTICLE 25 DEFAULT OF LESSEE

LESSOR pursuant to this Lease subject to the requirements of applicable Law and (iii) LESSOR may, without notice to LESSEE, take all steps as are contemplated by the Cape Town Convention to deregister the Aircraft, export the Aircraft from the State of Registration and, if applicable, discharge the international interest in respect of the Aircraft, this Lease and the other Operative Documents from the International Registry.

25.15 LESSEE Liability for Damages. If an Event of Default occurs, in addition to all other remedies available at law or in equity, LESSOR has the right to recover from LESSEE and LESSEE will pay LESSOR within two (2) Business Days after LESSOR’s written demand, all of the following:

(a) any losses suffered by LESSOR as a result of a delay in Delivery of the Aircraft to LESSEE, including payments to Manufacturer such as additional purchase price escalation and Aircraft parking, maintenance costs and insurance costs during the period of delay;

(b) without duplication, all amounts which are then due and unpaid hereunder and which become due prior to the earlier of LESSOR’s recovery of possession of the Aircraft or LESSEE making an effective tender thereof;

(c) without duplication, any losses suffered by LESSOR because of LESSOR’s inability to place the Aircraft on lease with another lessee or to otherwise utilize the Aircraft on financial terms as favorable to LESSOR as the terms hereof for the Lease Term or, if LESSOR elects to dispose of the Aircraft, the funds arising from a sale or other disposition of the Aircraft are not as profitable to LESSOR as leasing the Aircraft in accordance with the terms hereof would have been (and LESSOR will be entitled to accelerate any and all Rent which would have been due from the date of LESSOR’s recovery or repossession of the Aircraft through the Expiration Date);

(d) without duplication, all costs associated with LESSOR’s exercise of its remedies hereunder, including repossession costs, legal fees, Aircraft storage costs, Aircraft re-lease or sale costs and LESSOR’s internal costs and expenses (including the cost of personnel time calculated based upon the compensation paid to the individuals involved on an annual basis and a general LESSOR overhead allocation);

(e) without duplication, any amount of principal, interest, fees or other sums paid or payable on account of funds borrowed in order to carry any unpaid amount resulting from the occurrence of an Event of Default;

(f) without duplication, any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any financial instrument relating in whole or in part to LESSOR’s financing of the Aircraft;

96	ARTICLE 25 DEFAULT OF LESSEE

(g) without duplication, any loss, cost, expense or liability sustained by LESSOR due to LESSEE’s failure to redeliver the Aircraft in the condition required by this Lease; and

(h) without duplication, any other loss, damage, expense, cost or liability which LESSOR suffers or incurs as a result of the Event of Default and/or termination of this Lease.

Notwithstanding the foregoing, LESSOR shall use reasonable efforts to mitigate any such losses.

25.16 Waiver of Default. By written notice to LESSEE, LESSOR may at its election waive any Default or Event of Default and its consequences and rescind and annul any prior notice of termination of this Lease. The respective rights of the parties will then be as they would have been had no Default or Event of Default occurred and no such notice been given.

25.17 Present Value of Payments. In calculating LESSOR’s damages hereunder, upon an Event of Default all Rent and other amounts which would have been due hereunder during the Lease Term if an Event of Default had not occurred will be calculated on a present value basis using a discounting rate of ***** per annum discounted to the earlier of the date on which LESSOR obtains possession of the Aircraft or LESSEE makes an effective tender thereof.

25.18 Use of “Termination Date”. For avoidance of doubt, it is agreed that if this Lease terminates and the Aircraft is repossessed by LESSOR due to an Event of Default, then, notwithstanding the use of the term “Termination Date” in this Lease, the period of the Lease Term and the “Expiration Date” will be utilized in calculating the damages to which LESSOR is entitled pursuant to Article 25.6. For example, it is agreed and understood that LESSOR is entitled to receive from LESSEE the Rent and the benefit of LESSEE’s insurance and maintenance of the Aircraft until expiration of the Lease Term.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

97	ARTICLE 25 DEFAULT OF LESSEE

ARTICLE 26	NOTICES

26.3 Manner of Sending Notices. Any notice, request or information required or permissible under this Lease will be in writing and in English. Notices will be delivered in person or sent by fax, e-mail, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth in Article 26.2. In the case of a fax, notice will be deemed received on the date set forth on the confirmation of receipt produced by the sender’s fax machine immediately after the fax is sent. In the case of e-mail, notice will be deemed received upon actual receipt. In the case of a mailed letter, notice will be deemed received upon actual receipt. In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

26.4 Notice Information. Notices will be sent:

If to LESSOR:	INTERNATIONAL LEASE FINANCE CORPORATION 10250 Constellation Boulevard, 34th Floor Los Angeles, California 90067, U.S.A. Attention: Legal Department

	Fax:	310-788-1990
	Telephone:	310-788-1999
	E-mail:	legalnotices@ilfc.com

If to LESSEE:

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE

C.V. Prolongación Paseo de la Reforma #490 Piso 1 (Edificio GE) Col.

Santa Fe Peña Blanca Del. Álvaro Obregón 01012 México, D.F. México

Attention: Finance Director

	Fax:	+503-298-3064
	Telephone:	+503-298-1560
	E-mail:	fernando.suarez@volaris.com.mx

or to such other places and numbers as either party directs in writing to the other party.

98	ARTICLE 26 NOTICES

ARTICLE 27	ARBITRATION

27.14 Arbitration of Any Dispute. Subject to the terms of Article 27.9, any dispute, controversy or claim arising out of or relating to this Lease, or the breach, termination or invalidity thereof, will be settled solely by arbitration.

27.15 Notice of Arbitration. Any notice with respect to arbitration, including a notice by LESSEE or LESSOR of arbitration commencing arbitral proceedings will be delivered to the other party as set forth in Article 26.

27.16 Rules for Arbitration. The arbitration shall be in accordance with the Rules of Arbitration (as in effect on the date of this Lease) of the International Chamber of Commerce (“ICC”), except that in the event of any conflict between such ICC Rules and the arbitration provisions of this Lease, the provisions of this Lease shall govern.

27.17 Number of Arbitrators. The number of arbitrators shall be three.

27.18 Appointment of Arbitrator by Each Party. Each party shall appoint one arbitrator within five (5) Business Days of receipt of the notice provided under Article 27.2. If within five (5) Business Days after receipt of the claimant’s notification of the appointment of an arbitrator the respondent has not notified the claimant in writing of the name of the arbitrator appointed by the respondent, the second arbitrator shall be appointed by the ICC acting in accordance with the rules adopted by the ICC for this purpose.

27.19 Appointment of Lead Arbitrator. The two arbitrators thus appointed shall choose the third arbitrator who will act as the presiding arbitrator of the tribunal. If within five (5) Business Days after the appointment of the second arbitrator, the two arbitrators have not agreed upon the choice of the presiding arbitrator, then at the request of either party the presiding arbitrator will be appointed by the ICC in accordance with the rules adopted by the ICC for such purpose (provided that such presiding arbitrator will be a national of a country other than Mexico or the U.S.).

27.20 Location of Arbitration. The arbitration, including the making of the award, will take place in Los Angeles, California.

27.21 Language for Arbitration. The arbitration will be conducted in English.

27.22 Interim Measures of Protection. At the request of LESSOR, the arbitral tribunal may order or take any interim measures it deems necessary in respect of the Aircraft, including measures for the conservation of the Aircraft such as return of the Aircraft to the custody and control of LESSOR or the parking of the Aircraft. Such interim measures may be established in

99	ARTICLE 27 ARBITRATION

the form of an interim award. The arbitral tribunal will be entitled to require security for the costs of such measures. A request by LESSOR to a judicial authority in any jurisdiction for the repossession or parking of the Aircraft will not be deemed incompatible with or a waiver of LESSOR’s agreement to arbitrate set forth in this Lease.

27.23 Substantive Law. The substantive Laws of the State of California will be applied by the arbitrators in any arbitration.

27.24 Decision. The arbitration award will be based on and accompanied by a written opinion containing findings of fact and conclusions of law.

27.25 Prevailing Party in Dispute. In any arbitration in connection with or arising out of any provisions in this Lease, the prevailing party will be entitled to recover reasonable attorneys’ fees and other costs incurred in such arbitration. The prevailing party will also, to the extent permissible by Law, be entitled to receive pre- and postjudgment Default Interest.

27.26 Waiver. LESSEE and LESSOR agree that the arbitral award will be final and binding upon them. Each of LESSEE and LESSOR agree that the arbitral award may be enforced against the parties to the arbitration proceeding or their assets wherever they may be found and that a judgment on the arbitration award may be entered in any court having jurisdiction over the parties or their assets.

100	ARTICLE 27 ARBITRATION

ARTICLE 28	GOVERNING LAW AND JURISDICTION

28.10 California Law. This Lease is being delivered in the State of California and the Lease and all other Operative Documents will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

28.11 Non-Exclusive Jurisdiction in California. As permitted by Section 410.40 of the California Code of Civil Procedure, the parties hereby irrevocably submit to the non-exclusive jurisdiction of the Federal District Court for the Central District of California and the State of California Superior or Municipal Court in Los Angeles, California. Nothing in this Lease will prevent either party from bringing suit in any other appropriate jurisdiction.

28.12 Protection of Interest in the Aircraft. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN ARTICLE 27, IF LESSOR DEEMS IT NECESSARY FOR THE CONSERVATION OF THE AIRCRAFT OR FOR THE PROTECTION OF ITS INTEREST IN THE AIRCRAFT, LESSOR IN ITS SOLE DISCRETION MAY BRING PROCEEDINGS IN ANY COURT OF COMPETENT JURISDICTION (INCLUDING BUT NOT LIMITED TO ANY OF THE COURTS DESIGNATED IN ARTICLE 28.4) IN ORDER TO OBTAIN APPROPRIATE RELIEF, INCLUDING BUT NOT LIMITED TO AN ORDER (A) REQUIRING LESSEE TO MOVE THE AIRCRAFT TO A SUITABLE AIRPORT DESIGNATED BY LESSOR AND CEASE OPERATING THE AIRCRAFT, (B) REQUIRING LESSEE TO RETURN PHYSICAL POSSESSION OF THE AIRCRAFT TO LESSOR, OR (C) AWARDING SUCH OTHER OR ADDITIONAL RELIEF PROVIDED BY APPLICABLE LAW.

28.13 LESSOR Actions in Certain Jurisdictions. Any action by LESSOR pursuant to Article 28.3 may be brought in (a) any Court of competent jurisdiction in Mexico City, Mexico, (b) any Court of competent jurisdiction in the jurisdiction where the Aircraft is located or operating, and/or (c) the Federal District Court for the Central District of California and/or the Superior Court for the State of California in Los Angeles, California.

28.14 Personal Jurisdiction. LESSEE agrees to submit to personal jurisdiction in the courts of any jurisdiction to which LESSEE flies the Aircraft or in which the Aircraft is located.

28.15 Service of Process. The parties hereby consent to the service of process (a) in the manner directed by any of the courts referred to above, (b) in accordance with Section 415.40 of the California Code of Civil Procedure by mailing copies of the summons and complaint to the person to be served by first-class mail to the address set forth in Article 26.2, postage prepaid, return receipt requested, (c) in one of the manners specified in Article 26.1 or (d) in accordance with the Hague Convention, if applicable.

101	ARTICLE 28 GOVERNING LAW AND JURISDICTION

28.16 Prevailing Party in Dispute. If any legal action or other proceeding is brought in connection with or arises out of any provisions in this Lease, the prevailing party will be entitled to recover reasonable attorneys’ fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by Law, be entitled to receive pre- and post-judgment Default Interest.

28.17 Future Amendments or Agreements. With respect to any amendments to this Lease or the other Operative Documents or any other agreements to be entered into between LESSEE and LESSOR after the date of execution of this Lease in connection with the leasing of the Aircraft, including any amendment to this Lease which may be executed pursuant to Article 14.3 (“Future Agreements”), LESSEE and LESSOR agree that (a) Future Agreements will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California) and (b) LESSEE and LESSOR will irrevocably submit to the non-exclusive jurisdiction of the Federal District Court for the Central District of California and the State of California Superior or Municipal Court in Los Angeles in any suit, action, claim or proceeding seeking to enforce any provision of the Future Agreements, including any claim or proceeding seeking enforcement of LESSOR’s rights and remedies arising under the Cape Town Convention (to the extent the same is applicable to the transactions contemplated herein).

28.18 Waiver. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF LESSEE AND LESSOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY. EACH OF LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS LEASE BROUGHT IN ANY OF THE COURTS REFERRED TO IN ARTICLE 28.2, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

102	ARTICLE 28 GOVERNING LAW AND JURISDICTION

ARTICLE 29	MISCELLANEOUS

29.22 Press Releases. The parties will give copies to one another, in advance if possible, of all news, articles and other releases provided to the public media regarding this Lease or the Aircraft.

29.23 Power of Attorney. LESSEE hereby irrevocably appoints LESSOR as its attorney for the purpose of putting into effect the intent of this Lease following an Event of Default, including without limitation, the return, repossession, deregistration and exportation of the Aircraft. To evidence this appointment, LESSEE has executed the Power of Attorney in substantially the form of Exhibit H. LESSEE will take all steps required under the Laws of the State of Registration to provide such power of attorney to LESSOR.

29.24 LESSOR Performance for LESSEE. The exercise by LESSOR of its remedy of performing a LESSEE obligation hereunder is not a waiver of and will not relieve LESSEE from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

29.25 LESSOR’s Payment Obligations. Any obligation of LESSOR under this Lease to pay or release any amount to LESSEE is conditioned upon (a) all amounts then due and payable by LESSEE to LESSOR under this Lease or under any other agreement between LESSEE and LESSOR or a direct or indirect subsidiary of LESSOR having been paid in full, (b) all amounts then due and payable by LESSEE under any aircraft or aircraft equipment lease agreement which is managed by LESSOR on behalf of another Person having been paid in full and (c) no Default or Event of Default having occurred and continuing hereunder at the time such payment or release of payment is payable to LESSEE.

29.26 Application of Payments. Any amounts paid or recovered in respect of LESSEE liabilities hereunder may be applied to Rent, Default Interest, fees or any other amount due hereunder in such proportions, order and manner as LESSOR determines. LESSOR will promptly notify LESSEE of any such application if such application contradicts LESSEE’s instructions thereon.

29.27 Usury Laws. The parties intend to contract in strict compliance with the usury Laws of the State of California and, to the extent applicable, the U.S. Notwithstanding anything to the contrary in the Operative Documents, LESSEE will not be obligated to pay Default Interest or other interest in excess of the maximum non-usurious interest rate, as in effect from time to time, which may by applicable Law be charged, contracted for, reserved, received or collected by LESSOR in connection with the Operative Documents. During any period of time in which the

103	ARTICLE 29 MISCELLANEOUS

then-applicable highest lawful rate is lower than the Default Interest rate, Default Interest will accrue and be payable at such highest lawful rate; however, if at later times such highest lawful rate is greater than the Default Interest rate, then LESSEE will pay Default Interest at the highest lawful rate until the Default Interest which is paid by LESSEE equals the amount of interest that would have been payable in accordance with the interest rate set forth in Article 5.7.

29.28 Delegation by LESSOR. Without contravening any terms and provisions hereof, LESSOR may delegate to any Person(s) all or any of the rights, powers or discretion vested in it by this Lease and any such delegation may be made upon such terms and conditions as LESSOR in its absolute discretion thinks fit.

29.29 Confidentiality. The Operative Documents and all non-public information obtained by either party about the other are confidential and are between LESSOR and LESSEE only and will not be disclosed by a party to third parties (other than to such party’s auditors or legal advisors; as required in connection with any filings of this Lease in accordance with Article 14; in connection with LESSOR’s potential sale of the Aircraft or assignment of this Lease; as required for enforcement by either party of its rights and remedies with respect to this Lease or as required by applicable Law) without the prior written consent of the other party. If any disclosure will result in an Operative Document becoming publicly available, LESSEE and LESSOR will cooperate with one another to obtain confidential treatment as to the commercial terms and other material provisions of such Operative Document.

29.30 Rights of Parties. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general Law. The rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right. Any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on a party’s part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

29.31 Further Assurances. Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by Law, reasonably requested by the auditors of the other party or requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Lease.

104	ARTICLE 29 MISCELLANEOUS

29.32 Translations of Lease. If this Lease is translated into another language, whether or not signed by LESSEE and LESSOR in such other language, solely the terms and provisions of this English version of the Lease will prevail in any dispute.

29.33 Use of Word “including”. The term “including” is used in this Lease without limitation.

29.34 Headings. All article and paragraph headings and captions are purely for convenience and will not affect the interpretation of this Lease. Any reference to a specific article, paragraph or section will be interpreted as a reference to such article, paragraph or section of this Lease.

29.35 Invalidity of any Provision. If any of the provisions of this Lease become invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

29.36 Negotiation. The terms of this Lease are agreed by LESSOR from its principal place of business in Los Angeles, California.

29.37 Time is of the Essence. Time is of the essence in the performance of all obligations of the parties under this Lease and, consequently, all time limitations set forth in the provisions of this Lease will be strictly observed.

29.38 Amendments in Writing. The provisions of this Lease may only be amended or modified by a writing executed by LESSOR and LESSEE.

29.39 Consents Not to be Delayed. If any of the provisions of this Lease require the consent of any party hereto, such consent shall not be unreasonably delayed.

29.40 Counterparts. This Lease may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument when each party has signed and delivered one such counterpart to the other party.

29.41 Delivery of Documents by Fax or E-mail. Delivery of an executed counterpart of this Lease or of any other documents in connection with this Lease by fax or e-mail will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Lease or other document by fax or e-mail will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

29.42 Entire Agreement. The Operative Documents constitute the entire agreement between the parties in relation to the leasing of the Aircraft by LESSOR to LESSEE and supersede all previous proposals, agreements and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth in this Lease.

105	ARTICLE 29 MISCELLANEOUS

IN WITNESS WHEREOF, LESSEE and LESSOR have caused this Lease to be executed by their respective officers as of March 9, 2007.

INTERNATIONAL LEASE FINANCE CORPORATION		CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

By:	/s/ John L. Plueger	By:	/s/ Alfonso Ascencio Triujeque

Name:	John L. Plueger	Name:	Alfonso Ascencio Triujeque

Its:	President and Chief Operating Officer	Its:	General Counsel

SIGNATURE PAGE

EXHIBIT A	AIRCRAFT DESCRIPTION

Aircraft Manufacturer and Model:	Airbus A319-100

Specification:	LESSEE’s Baseline Specification as set forth in Attachment 1 to this Exhibit A

Seating Configuration:	144 Y class as set forth in Attachment 1 to this Exhibit A
Manufacturer’s Serial Number:	Per Estoppel Certificate Maximum Gross Takeoff
Weight:	70.0 tons Engine Manufacturer and Model: IAE V2524-A5

Engine Serial Numbers:	Per Estoppel Certificate

Engine Takeoff Thrust Rating:	24,480 pounds per FAA type certificate data sheet

107	Exhibit A AIRCRAFT DESCRIPTION

ATTACHMENT 1 TO EXHIBIT A

See attached pages

108	EXHIBIT A AIRCRAFT DESCRIPTION

EXHIBIT B	PARTICIPATION AGREEMENT

This Participation Agreement is made this      day of                     ,         (the “Participation Agreement”)

BETWEEN

(1)	INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, United States of America, having its principal corporate offices located at 10250 Constellation Boulevard, 34th Floor, Los Angeles, California 90067, U.S.A. (“ILFC”); and

(2)	CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V., a Mexican company whose principal place of business is at Prolongacion Paseo de la Reforma No. 490, Piso 1 (Edificio GE), Santa Fe Pena Blanca, Del. Alvaro Obregon, Mexico, D.F., Mexico 01210 (“LESSEE”)

RECITALS

(A)	Pursuant to the Airbus A319-100 Purchase Agreement between ILFC and AVSA S.A.R.L. (now Airbus S.A.S., legal successor to AVSA, S.A.R.L.) (“AIRBUS”) dated as of November 9, 2000, as further amended (the “Purchase Agreement”) and the General Terms Agreement between ILFC and AIRBUS dated as of November 10, 1988, as further amended (the “G.T.A.”), ILFC has agreed to purchase from AIRBUS certain Airbus A319-100 model aircraft, including the aircraft bearing as of today manufacturer’s serial number [ ] and scheduled for delivery in April 2008 (the “Aircraft”);

(B)	Pursuant to the Product Support Agreement (Exhibit E) applicable to the Purchase Agreement (the “Support Agreement”), AIRBUS has agreed to provide certain product support to ILK;

(C)	Pursuant to the Aircraft Lease Agreement between ILFC and LESSEE dated as of March 9, 2007 (the “Lease Agreement”), ILFC has agreed to lease the Aircraft to LESSEE; (D) ILFC and LESSEE have agreed to enter into this Participation Agreement:

109	EXHIBIT B PARTICIPIPATION AGREEMENT

IT IS NOW HEREBY AGREED AS FOLLOWS:

1. Authorization for LESSEE to Participate. ILFC hereby authorizes LESSEE to participate in the following activities in connection with the delivery of the Aircraft:

(a) to inspect, pursuant to Clause 7.1 of the G.T.A., the manufacture of the Aircraft and the materials and parts thereto; and

(b) to attend and observe the acceptance tests of the Aircraft referred to in Clause 8.1 of the G.T.A.; and

(c) to receive, pursuant to Clause 15 of the Support Agreement, the technical publications set forth in Appendix 3 hereto; and

(d) to receive the benefit of a product support allowance as set forth in Appendix 3 hereto.

2. Effectivity of Participation Agreement. This Participation Agreement shall be effective from the date hereof until the earliest of:

(a) the occurrence of an Event of Default as defined in the Lease Agreement;

(b) notification by ILFC to LESSEE of the termination hereof; or

(c) transfer of Aircraft title by AIRBUS to ILFC or its designee.

3. Conditions of Participation. This Participation Agreement is made subject to the following conditions:

(a) LESSEE hereby agrees to be bound by and to comply with the following provisions of the G.T.A. and the Support Agreement (copies of which are attached hereto) as if LESSEE had been named “Buyer” of the Aircraft under such agreements:

(i) Clauses 7.2 and 8.5 of the G.T.A. to the extent of (aa) injury to or death of any LESSEE representative, (bb) loss or damage to property of any LESSEE representatives and (cc) liabilities, damages, losses, costs and expenses of AIRBUS and its associated subcontractors, officers, agents and employees arising out of or caused by the willful misconduct or gross negligence of LESSEE’s representatives, and

(ii) Clauses 16.9 and 18.5 of the Support Agreement.

110	EXHIBIT B PARTICIPIPATION AGREEMENT

(b) So long as this Participation Agreement is in full force and effect, LESSEE and not ILFC will be responsible for the liabilities and obligations set forth in section 3(a) above.

(c) For avoidance of doubt, even while this Participation Agreement is in full force and effect, ILFC will remain responsible for compliance with Clauses 7.2 and 8.5 of the G.T.A. to the extent of (aa) injury to or death of any ILFC representative, (bb) loss or damage to property of any ILFC representative and (cc) liabilities, damages, losses, costs and expenses of AIRBUS and its associated subcontractors, officers, agents and employees arising out of or caused by the willful misconduct or gross negligence of ILFC’s representatives.

(d) Except with respect to events occurring prior to termination of the Participation Agreement, upon termination of this Participation Agreement, ILFC shall once again be bound by Clauses 7.2 and 8.5 of the G.T.A. and Clauses 16.9 and 18.5 of the Support Agreement with respect to the Aircraft.

(e) Other than with respect to the obligations expressly assumed by LESSEE under this Participation Agreement as set forth in section 3(a) above, ILFC shall remain fully bound by all provisions of the Purchase Agreement, the G.T.A. and the Support Agreement.

(f) Nothing contained herein shall subject AIRBUS to any liability or additional obligations whatsoever to which it would not otherwise be subject under the Purchase Agreement, the G.T.A. and the Support Agreement or, except to the extent set forth in sections 3(a) and (b) above, modify in any respect whatsoever its contractual rights under the said agreements.

(g) LESSEE shall not be appointed as ILFC’s agent and shall not be permitted to act on behalf or in place of ILFC without the express written authorization of ILFC and nothing contained herein shall be construed as to give such authorization.

4. Notification

(a) This Participation Agreement shall be notified by ILFC to AIRBUS by courier service immediately after the execution hereof. AIRBUS shall not be deemed to have received notice of any of the provisions hereof prior to receipt of notice as provided in section 4(c) hereof in the form of Appendix 1 hereto.

(b) On termination of this Participation Agreement pursuant to either section 2(a) or (b) hereof, ILFC shall immediately notify AIRBUS by courier service of such

111	EXHIBIT B PARTICIPIPATION AGREEMENT

termination. AIRBUS shall not be deemed to have received notice of such termination prior to receipt of notice as provided in section 4(c) hereof in the form of Appendix 2 hereto. AIRBUS can rely on such notice without further inquiry.

(c) All notices and requests required or authorized under this Participation Agreement shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by internationally recognized courier service or by telefax directed as set forth below:

ILFC shall be addressed at:

10250 Constellation Boulevard, 34th Floor Los Angeles, California 90067 U.S.A.

Attention:	Senior Vice President—Technical

Fax:	1-310-788-1990
Telephone:	1-310-788-1999

LESSEE shall be addressed at:

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE

C.V. Prolongación Paseo de la Reforma #490 Piso 1 (Edificio GE) Col.

Santa Fe Peña Blanca Del. Álvaro Obregón

01012 México, D.F.

México

Attention:	Finance Director

Fax:	+503-298-3064
Telephone:	+503-298-1560

112	EXHIBIT B PARTICIPATION AGREEMENT

AIRBUS shall be addressed at:

1, rond-point Maurice Bellonte 31707 Blagnac Cedex France

Attention:	VP, Contracts Administration & Delivery Transactions

Fax:	33-5-61-93-41-95
Telephone:	33-5-61-93-32-16

or at such other address or to such other person as the party receiving the notice or request may designate from time to time.

Such notice or request shall be deemed to be effective in the case of (aa) personal delivery, on the date upon which personally delivered, (bb) delivery by courier, on the date of receipt or (cc) telefax transmission, on the date of confirmation of successful transmission.

5. Survival of Obligations. The obligations of LESSEE set forth in section 3(a) with respect to events occurring prior to termination of this Participation Agreement will survive termination of the Participation Agreement.

6. Provision of Referenced Clauses. LESSOR shall provide LESSEE with the copies of the clauses of the G.T.A. and Support Agreement referenced and required herein.

7. Assignment. The rights and obligations under this Participation Agreement are personal to the parties and shall not be assigned, transferred, sold or otherwise disposed of by either of the parties hereto.

8. Applicable Law and Jurisdiction. THIS PARTICIPATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW, AND THE PARTIES AGREE THAT ANY COMPETENT FEDERAL COURT LOCATED IN NEW YORK, NEW YORK SHALL HAVE JURISDICTION OVER ANY DISPUTE ARISING IN CONNECTION HEREWITH. Nothing in this section will prevent either party from making a claim in a court of competent jurisdiction in California or, if AIRBUS is involved, France.

9. Confidentiality. Subject to any legal or governmental requirements of disclosure, ILFC and LESSEE shall keep confidential the terms and conditions of this Participation Agreement and the clauses from the G.T.A. and the Support Agreement provided to LESSEE pursuant to this Participation Agreement.

113	EXHIBIT B PARTICIPATION AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed on their behalf by their duly authorized representatives.

INTERNATIONAL LEASE FINANCE CORPORATION	CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

By:	By:

Its:	Its:

APPENDIX 1

[DATE]

BY COURIER

AIRBUS S.A.S.

1, rond-point Maurice Bellonte 31707 Blagnac Cedex France

Attention:  VP, Contracts Administration & Delivery Transactions

Re:	ILFC/CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.: PARTICIPATION AGREEMENT FOR AIRBUS A319-100 MSN [ ] (the “Aircraft”)

Dear Sirs,

Pursuant to Section 4(a) of the Participation Agreement between ILFC and CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. dated March 9, 2007, we advise you that pursuant to the Participation Agreement (a copy of which is attached hereto), CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. has been authorized by ILFC to participate with respect to the Aircraft. This authorization shall be effective on acknowledgment of this letter by you.

We confirm for your benefit the provisions of Sections 3(c), 3(d), 3(e) and 3(f) contained therein.

Yours faithfully,

for and on behalf of INTERNATIONAL LEASE FINANCE CORPORATION

114	EXHIBIT B PARTICIPATION AGREEMENT

CC:	CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

AIRBUS S.A.S. confirms receipt of this notice and agrees to the terms of Section 3 of the Participation Agreement.

By: Its: Date:

115	EXHIBIT B PARTICIPATION AGREEMENT

APPENDIX 2

[DATE]

BY COURIER

AIRBUS S.A.S.

1 rond-point Maurice Bellonte 31707 Blagnac Cedex France

Attention:  VP, Contracts Administration & Delivery Transactions

Re:	ILFC/CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.: PARTICIPATION AGREEMENT FOR AIRBUS A319-100 MSN [ ]

Dear Sirs,

Pursuant to Section 4(b) of the Participation Agreement between ILFC and CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. dated             ,            we advise you that the authorization provided therein for CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. is terminated with immediate effect.

Yours faithfully,

for and on behalf of INTERNATIONAL LEASE FINANCE CORPORATION

CC:	CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

116	EXHIBIT B PARTICIPATION AGREEMENT

APPENDIX 3

1.	TECHNICAL PUBLICATIONS

As selected by LESSEE from the Technical Data and Documentation Index attached to this Appendix 3

2.	PRODUCT SUPPORT ALLOWANCE

A product support allowance in the amount of ***** which will be valid to procure product support including field service and training (pursuant to Clauses 16 and 18 of the Support Agreement, respectively), manuals, AIRBUS proprietary spare parts, and such other product support goods and services as can be purchased through AIRBUS.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

117	EXHIBIT B PARTICIPATION AGREEMENT

TECHNICAL DATA INDEX

The following index identifies the Technical Data provided in support of the Aircraft. The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

FORM

OL-A	ON-LINE through Airbus On-Line Services: Advanced Consultation and Navigation System

CD-A	CD-ROM: Advanced Consultation and Navigation System

CD-P	CD-ROM: in PDF—Portable Document Format

D	DISKETTE (Floppy Disk)

DD	DIGITAL DATA. Stands generally for SGML format on CD-ROM.

DVD	DVD—Digital Versatile Disk

P1	PRINTED ONE SIDE. Refers to manuals in paper with print on one (1) side of the sheets only.

P2	PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

118	EXHIBIT B PARTICIPATION AGREEMENT

TYPE	C	CUSTOMIZED. Refers to manuals which are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are for all aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

P

PRELIMINARY. Refers to preliminary data or manuals which may consist of either:

•       one-time issue not maintained by revision service, or

•       preliminary issues maintained by revision service until final manual or data delivery, or

•       supply of best available data under final format -with progressive completion through revision service.

ATA		Manuals established in general compliance with ATA 100 Revision 21 (for WB aircraft)—Revision 23 (for SA aircraft)—Revision 26 (for LR aircraft)—and digital Standards established in general compliance with ATA Specification 2200 (iSpec 2200), Information Standards for Aviation Maintenance. Subsequent revisions of the ATA Specification will be considered. QUANTITY (Qty) Self-explanatory.
DELIVERY (Deliv)		Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

The number of days indicated shall be rounded up to the next regular revision release date.

119	EXHIBIT B PARTICIPATION AGREEMENT

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA
Cabin Attendant Operating Manual	CAOM	P2	C T	NO	I	90	Only provided in existing customization
Flight Crew Operating Manual	FCOM	P2	C	NO	1	90	Plus one copy per Aircraft at delivery
	FCOM	CD-A	C	NO	1	90
	FCOM	DD	C	NO	1	90	SGML data for further processing by the Buyer
Flight Manual	FM	P1	C	NO	1	0	Plus one copy per Aircraft at delivery
Master Minimum Equipment List	MMEL	P2	C	NO	1	180	Plus one copy per Aircraft at delivery
	MMEL	DD	C	NO	1	180	SGML data for further processing by the Buyer
Quick Reference Handbook	QRH	P2	C	NO	1	90	Plus one copy per Aircraft at delivery
Trim Sheet	TS	P2	C	NO	1	0
Weight and Balance Manual	WBM	P1	C	YES	1	0	For the WBM the flight deck copy is an advance copy only of the customized manual, not subject to revision or updating. Weighing Equipment List delivered two weeks after Aircraft delivery.
Performance Engineer’s Programs	PEP	CD-A	C	NO	1	90	One per operator and a/c type
Performance Programs Manual	PPM	CD-A	C	NO	1	90	Included in the PEP CD-ROM

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS
APU Buildup Manual	ABM	P2	C	NO	1	90	Only for A300—A300-600/A310 (for other A/C types integrated into AMM). One per operator.
Aircraft Maintenance Manual	AMM	CD-A	C	YES	2	90	Contained on “ADRES” CD-ROM for SA and LR Aircraft
	AMM	CD-P	C	YES	2	90	Optional to CD-A
	AMM	DD	C	YES	1	90	SGML data for further processing by the Buyer
Aircraft Schematic Manual	ASM	CD-P	C	YES	2	90
	ASM	DD	C	YES	1	90	SGML data for further processing by the Buyer
Aircraft Wiring Lists	AWL	CD-P	C	YES	2	90
	AWL	DD	C	YES	1	90	SGML data for further processing by the Buyer
Aircraft Wiring Manual	AWM	CD-P	C	YES	2	90
	AWM	DD	C	YES	1	90	SGML data for further processing by the Buyer
Component Location Manual	CLM	P2	C	NO	1	90	For SA and LR Aircraft

120	EXHIBIT B PARTICIPATION AGREEMENT

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS
Consumable Material List	CML	CD-P	G	YES	1	180
Duct Repair Manual	DRM	CD-P	E	NO	1	90	Upon request
Electrical Load Analysis	ELA	D	C	NO	1	0
Electrical Standard Practices Manual	ESPM	CD-P	G	YES	1	90
	ESPM	DD	G	YES	1	90	SGML data for further processing by the Buyer
Electrical Standard Practices booklet	ESP	P2	G	NO	1	90
Fuel Pipe Repair Manual	FPRM	P2	G	NO	1	90	Upon request
Illustrated Parts Catalog (Airframe)/Additional Cross Reference Table	IPC/ACRT	CD-A	C	YES	1	90	Contained on “ADRES” CD-ROM for SA and LR Aircraft
	IPC/ACRT	CD-P	C	YES	1	90	Optional to CD-A
Power Plant Buildup Manual	PBM	1	C	NO	1	90	Supplied by power plant manufacturer—Only supplied by Airbus for A300. One per operator

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
Illustrated Parts Catalog (Power Plant)	PIPC		C	NO	1	90	Integrated in the Airframe IPC for SA and ER Aircraft for IAE engines (SA Aircraft) and Rolls-Royce engines (A340 Aircraft). For other Aircraft and engine types, supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.
Maintenance Facility Planning	MFP	CD-P	E	NO	1	360	Grouped with AC on one single CD-ROM
Maintenance Planning Document	MPD	CD-P	E	YES	1	360
Maintenance Review Board	MRB	P2	E	NO	1	360	MRB Report includes the Certification Maintenance Requirements (CMR) and Airworthiness Limitation Items (ALI) documents. One per operator.
Support Equipment Summary	SES	CD-P	G	NO	1	360	Grouped with TEM, TEI on one single CD-ROM. One per operator.
Tool and Equipment Bulletins	TEB	P I	E	NO	1	—	One per operator
Tool and Equipment Drawings	TED	AC	E	NO	1	360	One per operator
Tool and Equipment Index	TEI	CD-P	E	NO	1	360	Grouped with TEM, SES on a single CD-ROM. One per operator.
Illustrated Tool and Equipment Manual	TEM	CD-P	E	YES	1	360	Grouped with TEM, SES on a single CD-ROM. One per operator.
Technical Publications Combined Index	TPCI	CD-A	C	NO	1	90	One per operator
Trouble Shooting Manual	TSM	DD	C	YES	1	90	SGML data for further processing by the Buyer
	TSM	CD-A	C	YES	2	90	Contained on “CAATS” CD-ROM for SA and LR Aircraft
	TSM	CD-P	C	YES	2	90	Optional to CD-A
	IPC/ACRT	DD	C	YES	1	90	Issue date to be coordinated with Initial Provisioning Data delivery included in EXHIBIT “E” Spare Parts Procurement. Useful for SGML data processing only.

121	EXHIBIT B PARTICIPATION AGREEMENT

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
STRUCTURAL MANUALS
Nondestructive Testing Manual	NTM	CD-P	E	YES	1	90	One per operator
Nacelle Structural Repair Manual	NSRM	P2	E	YES	1	90	Supplied by Propulsion System Manufacturer
	NSRM	F	E	YES	1	90	Supplied by Propulsion System Manufacturer
Structural Repair Manual	SRM	CD-P	E	YES	1	90

122	EXHIBIT B PARTICIPATION AGREEMENT

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
OVERHAUL DATA
Component Evolution List	CEL	CD-P	G	NO	1	—	Delivered as follow-on for CDS
Component Maintenance Manual—Manufacturer	CMMM	CD-P	E	YES	1	90
Component Maintenance Manual—Vendor	CMMV	PC	E	YES	1	90	One per operator
Cable Fabrication Manual	CFM	CD-P	E	NO	1	90	One per operator

123	EXHIBIT B PARTICIPATION AGREEMENT

NOMEENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
ENGINEERING DOCUMENTS
Process and Material Specification	PMS	F	G	NO	1	0	One per operator
Standards Manual	SM	CD-P	G	NO	1	180	One per operator

124	EXHIBIT B PARTICIPATION AGREEMENT

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport Planning	AC	CD-P	E	NO	1	360	Grouped with MFP on one single CD-ROM
ATA Breakdown Index	ATBI	P1	E	NO	1	360	Optional
CADETS (Technical Publications Training)	CADE	CD-A	G	NO	1	360
Aircraft Recovery Manual	ARM	CD-P	E	YES	1	90
Crash Crew Chart	CCC	P1	E	NO	1	I 80
Cargo Loading System Manual	CLS	P2	E/C	NO	1	180	ClS is Envelope (E) for SA an LR Aircraft and Customized (C) for WB Aircraft.
Guidelines for Customer Originated Changes	GCOC	P1	G	NO	1	0
List of Applicable Publications	LAP	P2	C	NO	1	90
List of Radioactive and Hazardous Elements	LRE	CD-P	G	NO	1	90
Livestock Transportation Manual	LTM	P2	E	NO	1	90
Service Bulletins	SB	D	C	YES	1	0	SGML data or further processing by the Buyer
Service Information Letters	SIL	CD-A	E	YES	1	0	On TPCI-CD-ROM
Supplier Product Support Agreements	SPSA	P2	E	NO	1	360	Envelope (E) for SA and LR Aircraft. One per operator
Supplier Product Support Agreements 2000	SPSA	CD-P	G	NO	1	360	Based on General Conditions of Purchase (GCP) 2000. One per operator
Transportability Manual	TM	P1	G	NO	1	180	One per operator
Vendor Information Manual	VIM	CD-A	G	NO	1	360	One per operator
Vendor Information Manual GSE	VIM/GSE	CD-A	G	NO	1	360	One per operator
Vendor Product Support Agreements	VPSA	P2	E	NO	1	360	Envelope (E) for WB Aircraft. One per operator.

WB = Wide Body: A310/A300-600 SA = SingleAisle: A318/A319/A320/A321 LR - Long Range: A330/A340

125	EXHIBIT B PARTICIPATION AGREEMENT

APPENDIX 4

[Copies of Clauses 7.2 and 8.5 of the General Terms Agreement and Clauses 16.9 and 18.5 of the Support Agreement]

126	EXHIBIT B PARTICIPATION AGREEMENT

7.2	THE SELLER SHALL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO OR DEATH OF THE BUYER’S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECK OUT OR INSPECTIONS UNDER THIS CLAUSE 7) AND FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER’S SAID REPRESENTATIVES), CAUSED BY THE BUYER OR ITS REPRESENTATIVES ARISING OUT OF OR IN CONNECTION WITH ANY SUCH TESTS, CHECK OUT AND INSPECTIONS UNDER THIS CLAUSE 7, EXCEPT FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER’S SAID REPRESENTATIVES.

THE BUYER SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS, AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF THE BUYER’S SAID. REPRESENTATIVES DURING ANY TESTS, CHECK OUT, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER’S SAID REPRESENTATIVES, OR (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER’S SAID REPRESENTATIVES.

IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY, THE LIABILITY FOR WHICH HAS SEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUB-CLAUSE 7.2, THE FORMER PARTY SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY, AND THE LATTER SHALL HAVE THE RIGHT TO ASSUME AND CONDUCT THE DEFENSE THEREOF, OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER (FOR THE PURPOSE OF THIS SUB-CLAUSE 7.2, A CLAIM OR SUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE OFFICERS, AGENTS OR EMPLOYEES SHALL BE DEEMED TO BE A CLAIM OR SUIT AGAINST THE SELLER).

GTA-ILFC	7-1

8.5	THE SELLER SHALL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES COSTS AND EXPENSES FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE BUYER’S REPRESENTATIVES PARTICIPATING IN ANY GROUND AND FLIGHT TESTS UNDER THIS CLAUSE 8) AND FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER’S SAID REPRESENTATIVES), CAUSED BY THE BUYER, ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND AND FLIGHT TESTS UNDER THIS CLAUSE 8, EXCEPT FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER’S SAID REPRESENTATIVES.

THE BUYER SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF THE BUYER’S SAID REPRESENTATIVES DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER’S SAID REPRESENTATIVES, OR (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER’S SAID REPRESENTATIVES.

IN THE EVENT ANY CLAIMS IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATHS OR INJURY, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUB-CLAUSE 8.5, THE FORMER SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY, AND THE LATTER SHALL HAVE THE RIGHT TO ASSUME AND CONDUCT THE DEFENSE THEREOF, OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER. FOR THE PURPOSE OF THIS SUB-CLAUSE 8.5, A CLAIM OR SUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE OFFICERS, AGENTS OR EMPLOYEES SHALL BE DEEMED TO BE A CLAIM OR SUIT AGAINST THE SELLER.

GTA-ILFC	8-2

16.9	INDEMNITY

THE BUYER SHALL BE SOLELY LIABLE FOR, AND HEREBY INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (EXCEPTING INJURIES TO AND DEATHS OF THE SELLER REPRESENTATIVES AND/OR CUSTOMER SUPPORT MANAGER PROVIDING THE SERVICES UNDER THIS CLAUSE), AND FOR LOSS OF OR DAMAGE TO PROPERTY, HOWSOEVER ARISING. OUT OF OR IN CONNECTION WITH PERFORMANCE OF THE SERVICES UNDER THIS CLAUSE.

THE SELLER SHALL HEREBY INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR INJURIES TO OR DEATHS OF THE SELLER REPRESENTATIVES AND/OR CUSTOMER SUPPORT MANAGER DURING THE PERFORMANCE OF SERVICES UNDER THIS CLAUSE.

FOR THE PURPOSE. OF THIS SUB-CLAUSE 16.8, THE SELLER REPRESENTATIVES AND/OR CUSTOMER SUPPORT MANAGER SHALL BE DEEMED TO INCLUDE THE SELLER REPRESENTATIVES AND/OR CUSTOMER SUPPORT MANAGER REFERRED TO IN SUB-CLAUSES 16.1.1 AND 16.2 ABOVE.

GTA-ILFC	Exh. E-60	12/18/89

Exhibit “E”

18.5	Indemnity and Insurance

THE BUYER SHALL BE SOLELY LIABLE FOR, AND HEREBY INDEMNIFIES AND HOLDS HARMLESS THE SELLER, THE MANUFACTURER, AEROFORMATION AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, CONSEQUENTIAL DAMAGES, LOSS OF USE, BUSINESS INTERRUPTION, COSTS AND EXPENSES FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATH OF SELLER’S REPRESENTATIVES PARTICIPATING IN ANY TRAINING, TESTS, CHECK OUTS OR CONTROLS OR IN GENERAL PROVIDING THE SERVICES UNDER THIS CLAUSE), AND FOR LOSS OF OR DAMAGE TO PROPERTY ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE OF SERVICES UDDER THIS CLAUSE 18, WHETHER THE SAID LIABILITIES, ARISE DURING OR AFTER THE COMPLETION OF THE TRAINING COURSE.

GTA-ILFC	Exh. E-70	12/18/89

Exhibit “E”

THE SELLER HEREBY INDEMNIFIES AND HOLDS HARMLESS THE BUYER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR INJURIES TO OR DEATHS OF SELLER’S SAID REPRESENTATIVES DURING THEIR PARTICIPATION IN ANY TRAINING, TESTS, CHECK OUTS OR CONTROL OR IN GENERAL PERFORMANCE OF SERVICES UNDER THIS CLAUSE.

IN NO EVENT WILL THE BUYER, ITS INSURERS OR REPRESENTATIVES MAKE OR CAUSE TO BE MADE A CLAIM OR LAWSUIT AGAINST THE SELLER, THE MANUFACTURER, AEROFORMATION OR ASCO IN CONNECTION WITH ANY CLAIM OR LAWSUIT BROUGHT AGAINST THE BUYER, NOR WILL THE BUYER, ITS INSURERS OR REPRESENTATIVES ADD AS A PARTY DEFENDANT THE SELLER, THE MANUFACTURER, AEROFORMATION OR ASCO TO ANY SUCH CLAIM OR LAWSUIT OR ANY ACTION IN CONNECTION THEREWITH.

FOR THE FLIGHT TRAINING PERIOD AS DESCRIBED IN SUB-CLAUSE 18.2.1.1 AND 18.2.1.2 THE BUYER SHALL:

(1)	INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSE AGAINST THE SELLER, THE MANUFACTURER, AND AEROFORMATION AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTOR AND THEIR RESPECTIVE OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS IN RESPECT OF HULL ALL RISKS INSURANCE POLICY AND

(2)	EFFECT INSURANCE TO COVER THIRD PARTY, PASSENGER AND FREIGHT LIABILITY RISKS ARISING DURING SAID FLIGHT TRAINING IN AN AMOUNT SATISFACTORY TO THE SELLER AND NAMING THE SELLER, THE MANUFACTURER, AEROFORMATION AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS AS ADDITIONAL INSUREDS. SUCH INSURANCE SHALL CONTAIN A CROSS-LIABILITY CLAUSE TO THE INTENT THAT EACH INSURED COVERED BY THE POLICY SHALL HAVE THE SAME PROTECTION AS WOULD HAVE BEEN AVAILABLE HAD SUCH POLICY BEEN ISSUED INDIVIDUALLY TO EACH OF THEM.

THE BUYER SHALL DELIVER TO THE SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE COVER REQUIRED BY THIS CLAUSE.

GTA-ILFC	Exh. E-71	12/18/89

EXHIBIT C	CERTIFICATE OF INSURANCE (FOR LESSOR)

[Refer to Aircraft Lease Agreement dated as of March 9, 2007 between LESSEE and LESSOR (the “Lease”). If applicable, insurance certificates from both the insurers and reinsurers will be provided. If there is a LESSOR’s Lender, include references to it where appropriate after references to LESSOR.]

To:	INTERNATIONAL LEASE FINANCE CORPORATION (“LESSOR”) 10250

Constellation Boulevard, 34th Floor Los Angeles, California 90067, U.S.A.

Re:	CONCESIONARIA

VUELA COMPANIA DE

AVIACION, S.A. DE C.V.

(“LESSEE”) Airbus

A319-100 Manufacturer’s

Serial No.: [            ]

Registration Mark:

[Aircraft registration

mark, or

to mark place] (the “Aircraft”)

The following security has subscribed to the following insurance and/or reinsurance policies:

[LIST APPLICABLE POLICY NUMBERS, COMPANIES & PERCENTAGES]

THIS IS TO CERTIFY THAT, as Insurance Brokers, we have effected Fleet Insurance in respect of aircraft owned or operated by LESSEE (including the Aircraft) as specified below.

AIRCRAFT HULL ALL RISKS

COVERING:

All risks of physical loss or damage to the Aircraft from any cause (subject only to the exclusions as specified below), for an Agreed Value of Aircraft in the amount of US$            [list amount calculated in accordance with Article 19.1]

DEDUCTIBLES:

***** each and every loss (or such lesser amount as applicable to the rest of LESSEE’s fleet). Not applicable to Total Loss/Constructive Total Loss or Arranged Total Loss

GEOGRAPHICAL COVERAGE:

Worldwide

AVIATION AND AIRLINE GENERAL THIRD PARTY LIABILITY COVERING:

Aircraft Third Party, Passenger, Baggage, Cargo and Mail Liability and Airline General Third Party Liability (including Premises, Hangarkeepers, Products Liability and Contractual Liability) for combined single limit of not less than ***** (or such higher amount as LESSEE may carry on any other aircraft in its fleet) any one accident/occurrence (but in the aggregate in relation to Products Liability), extended to cover LESSEE’s liability under the Lease to the extent of the risks covered by the policy including war and allied perils under Extended Coverage Endorsement as per AVN 52E (however, the total War and Allied Perils Liability Coverage including Third Party War Risks must be the same amount as the combined single limit by the purchase of Excess Third Party War Risks insurance subject only to exclusions as specified below, unless otherwise agreed by LESSOR in writing

GEOGRAPHICAL LIMITS:

Worldwide

HULL WAR AND ALLIED PERILS

COVERING:

Hull War Risks as per LSW555.D, but including (a) confiscation or requisition (including by State of Registration and state where airline is domiciled), (b) hijacking or other unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) and covering claims excluded from Hull All Risks Policy while Aircraft outside Assured’s control by reason of perils insured under this policy, for an Agreed Value of Aircraft in the amount of US$            [list amount calculated in accordance with Article 19.1]

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

128

DEDUCTIBLE:

No deductible

GEOGRAPHICAL LIMITS:

Worldwide

AIRCRAFT SPARES ALL RISKS INSURANCE

COVERING:

All risks of physical loss or damage to Aircraft Parts or spares or Engines at all times when removed from the Aircraft from whatever cause, subject only to the exclusions specified below, including the risks set down in AVN 48B other than paragraphs (a) and (b) thereof (but including paragraph (a) in respect of transit risks) for limits of not less than:

***** any one location ***** any one sending and covering: With respect to an Engine, replacement cost

With respect to Parts, replacement cost

DEDUCTIBLE:

***** each and every loss

GEOGRAPHICAL COVERAGE:

Worldwide

CONTRACTUAL INDEMNITY

LESSEE has insurance coverage for the indemnities agreed to by LESSEE pursuant to Article 17 of the Lease

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

129

PERIOD OF COVERAGE (ALL POLICIES)

From the Delivery Date of Aircraft to [EXPIRATION DATE]

It is further certified that LESSOR has an interest in respect of the Aircraft under the Lease. Accordingly, with respect to losses occurring during the period from the Effective Date until the expiry of the Insurance or (except as provided in the next sentence) until the expiry or agreed termination of the Lease or until the obligations under the Lease are terminated by any action of the Insured or LESSOR and in consideration of the Additional Premium it is confirmed that the Insurance afforded by the Policy is in full force and effect and it is further agreed that the provisions set forth below are specifically endorsed to the Policy. Notwithstanding the foregoing, if LESSEE has retained care, custody and control of the Aircraft even after such expiry or agreed termination of the Lease and LESSOR has not expressly agreed to insure the Aircraft, the Policy will remain in full force and effect until the earlier of expiry of the Insurance or the return of the Aircraft to LESSOR.

1. UNDER THE HULL (ALL RISKS AND HULL WAR AND ALLIED RISKS) AND AIRCRAFT SPARES INSURANCES

(a) [International Lease Finance Corporation ONLY-NO OTHER CONTRACT PARTIES] In respect of any claim on the Aircraft that becomes payable on the basis of a Total Loss, settlement will be made to, or to the order of LESSOR as sole loss payee, up to the Agreed Value. With respect to repairable damage to an Aircraft or Engine, LESSOR will receive all insurance proceeds in excess of ***** provided that upon receipt by the insurance broker of written notice of a material default on the part of LESSEE, all insurance proceeds which otherwise would be payable to LESSEE will be made directly to LESSOR. In respect of any other claim, settlement (net of any relevant policy deductible) will be made with such party(ies) as may be necessary to repair the Aircraft unless otherwise agreed after consultation between the Insurers and the Insured and, where necessary under the terms of the Lease, LESSOR. Such payments will only be made provided they are in compliance with all applicable laws and regulations.

(b) Insurers agree on a 50/50 settlement in terms of AVS 103.

(c) Insurers have no right to replace the Aircraft on a Total Loss (arranged, constructive or otherwise).

(d) Insurers recognize that LESSEE and LESSOR have agreed that a Total Loss of the Airframe will constitute a Total Loss of the Aircraft.

(e) In the event of a Total Loss of the Aircraft, Insurers agree to pay LESSOR all amounts up to the Agreed Value based solely upon LESSOR’s (not LESSEE’s) execution of the

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

130

appropriate form of release/discharge document. LESSOR may sign any required release in lieu of the Insured in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss.

(f) “Cut-through clause”: Insurers confirm that in the event of any claim arising under the hull insurances, the Reinsurers will in lieu of payment of the Insurers, its successors in interest and assigns, pay to the person named as sole loss payee under the original insurances that portion of any loss due for which the Reinsurers would otherwise be liable to pay the Insurers (subject to proof of loss), it being understood and agreed that any such payment by any Reinsurers will fully discharge and release such Reinsurer from any and all further liability in connection therewith and provide for payment to be made notwithstanding (i) any bankruptcy, insolvency, liquidation or dissolution of the Insurers and (ii) that the Insurers have made no payment under the original insurance policies.

(g) Insurers confirm that under the insurance policies, if the Insured installs an engine owned by a third party on the Aircraft, either (i) the hull insurance will automatically increase to such higher amount as is necessary in order to satisfy both LESSOR’s requirement to receive the Agreed Value in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss and the amount required by the third party engine owner, or (ii) separate additional insurance on such engine will attach in order to satisfy separately the requirements of the Insured to such third party engine owner.

2. UNDER THE LEGAL LIABILITY INSURANCE

(a) Subject to the provisions of this Endorsement, the Insurance will operate in all respects as if a separate Policy had been issued covering each party insured hereunder, but this provision will not operate to include any claim arising howsoever in respect of loss or damage to the Aircraft insured under the Hull or Spares Insurance of the Insured. Notwithstanding the foregoing the total liability of Insurers in respect of any and all Insureds will not exceed the limits of liability stated in the Policy.

(b) The Insurance provided hereunder will be primary and without right of contribution from any other insurance which may be available to LESSOR or its successors and assigns.

(c) LESSOR and its successors, assigns, directors, officers and employees will be covered under LESSEE’s legal liability insurance for death or injury to LESSEE’s employees.

3. UNDER ALL INSURANCES

(a) LESSOR, its successors and assigns, and (with respect to Aviation and Airline General Third Party Liability only) its directors, officers and employees for their respective rights and interests, are included as Additional Insureds.

(b) The cover afforded to LESSOR by the Policy in accordance with this Endorsement will not be invalidated by any act or omission (including misrepresentation and non-disclosure) of any other person or party which results in a breach of any term, condition or warranty of the Policy.

(c) LESSOR will have no responsibility for premium and insurers will waive any right of set-off or counterclaim against LESSOR except in respect of outstanding premium in respect of the Aircraft, provided that Insurer may only set-off for premiums against the proceeds of the hull insurance for outstanding premiums in connection with hull all risks and hull war and allied perils insurance.

(d) Upon payment of any loss or claim to or on behalf of LESSOR, Insurers will to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of LESSOR indemnified hereby (but not against LESSOR). Insurers will not exercise such rights without the consent of those indemnified, such consent not to be unreasonably withheld. At the expense of Insurers LESSOR will do all things reasonably necessary to assist the Insurers to exercise said rights.

(e) Except in respect of any provision for Cancellation or Automatic Termination specified in the Policy or any endorsement thereof, cover provided by this Endorsement may only be cancelled or materially altered in a manner adverse to LESSOR by the giving of not less than thirty (30) days notice in writing to LESSOR. Notice will be deemed to commence from the date such notice is given by the Insurers. Such notice will NOT, however, be given at normal expiry date of the Policy or any endorsement.

4. EXCEPT AS SPECIFICALLY VARIED OR PROVIDED BY THE TERMS OF THIS CERTIFICATE

(a) LESSOR IS COVERED BY THE POLICY SUBJECT TO ALL TERMS, CONDITIONS, LIMITATIONS, WARRANTIES, EXCLUSIONS AND CANCELLATION PROVISIONS THEREOF.

(b) THE POLICY WILL NOT BE VARIED BY ANY PROVISIONS CONTAINED IN THE LEASE WHICH PURPORT TO SERVE AS AN ENDORSEMENT OR AMENDMENT TO THE POLICY.

SUBJECT (save as specifically stated in this Certificate) to policy terms, conditions, limitations and exclusions.

Yours faithfully,
[BROKERS]

EXHIBIT D	BROKERS’ LETTER OF UNDERTAKING (FOR LESSOR)

Date:	Our Ref:

To:	INTERNATIONAL LEASE FINANCE CORPORATION 10250 Constellation Boulevard, 34th Floor Los Angeles, California 90067, U.S.A.

Re: CONCESIONARIA

VUELA COMPANIA DE

AVIACION, S.A. DE C.V.

(“LESSEE”) Airbus

A319-100 Manufacturer’s

Serial No.: [            ]

Registration Mark:

[Aircraft registration

mark, or

to mark place] (the “Aircraft”)

Dear Sirs:

We confirm that insurance has been effected for the account of [LESSEE] (the “Operator”) covering all aircraft owned or operated by them, including the above-referenced aircraft (the “Aircraft”). [Also confirm, if applicable, the amount of any hull all risks or hull war and allied perils on the Aircraft which LESSEE is carrying in excess of the Agreed Value (which excess insurance would be payable to LESSEE). Such excess insurance may not exceed ten percent (10%) of the Agreed Value.]

Pursuant to instructions received from the Operator and in consideration of your approving the arrangement of the Operator’s “Fleet Policy” (under which the above-referenced Aircraft is insured) through the intermediary of ourselves as Brokers in connection with the insurance (the “Insurance”) mentioned in our Certificate of Insurance (Reference No. [            ] dated [            ] and attached hereto), we undertake as follows:

1. In relation to the Hull and War Risks Insurance to hold to your order the insurance Slips or Contracts and any Policies which may be issued or any policies substituted (with your consent) therefor (but only insofar as the same relate to the Aircraft only) and the benefit of the Hull and War Risks Insurance thereunder, but subject to our requirements to operate the Fleet Policy insofar as it relates to any other aircraft insured thereunder.

2. As to you and your successors, assigns, directors, officers and employees, Operator’s active crew members are considered “passengers”.

3. To advise you of any of the following:

(a) If any insurer or the Operator cancels or gives notice of cancellation of any of the Insurance at least thirty (30) days (or such lesser period as may be available in the case of War and Allied Perils) before such cancellation is to take effect in respect of the Aircraft.

(b) Of any act or omission or of any event (including non-payment of premium) of which we have knowledge or are notified and which might invalidate or render unenforceable in whole or in part any of the Insurance, insofar as the same relate to the Aircraft.

(c) If we do not receive instructions to renew all or any of the Insurance at least thirty (30) days prior to their expiration.

(d) If any of the Insurance are not renewed on the same terms (save as to premium and period of cover and as you might otherwise have notified us to be acceptable to you) seven (7) days prior to expiry thereof.

The above undertakings are given subject to our continuing appointment for the time being as Insurance Brokers to the Operator.

We also undertake to advise you if we cease to be Insurance Brokers to the Operator.

Yours faithfully,

EXHIBIT E	AVIATION AUTHORITY UNDERTAKING LETTER

[Date]

To:	INTERNATIONAL LEASE FINANCE CORPORATION 10250 Constellation Boulevard, 34th Floor Los Angeles, California 90067, U.S.A.

Dear Sirs:

We, the (the “Aviation Authority”) undertake that:

1. No cancellation, alteration or change in the registration of the Aircraft or recordation of liens will be made until receipt of written consent to such specified change from LESSOR.

2. On written request of LESSOR (which will include fax), the Aviation Authority will promptly de-register the Aircraft and provide such confirmation as is requested by LESSOR together with any other confirmation or information LESSOR may require to enable the Aircraft to be re-registered in any other country or state.

3. On written request of LESSOR (which will include fax) the Aviation Authority will release, remove or cancel all liens it may have over the Aircraft, and will acknowledge in doing so that all liability for such liens as discharged are for the sole account of LESSEE.

4. The Aviation Authority will not allow the registration, use or operation of the Aircraft for any purpose other than the category of fare paying passenger transportation.

5. The Aviation Authority will consent to the export of the Aircraft on the termination of the Lease Term or at LESSOR’s written request.

Sincerely,

EXHIBIT F	ESTOPPEL AND ACCEPTANCE CERTIFICATE

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. (“LESSEE”), a company organized under the laws of Mexico does hereby represent, acknowledge, warrant and agree as follows:

1. LESSEE and INTERNATIONAL LEASE FINANCE CORPORATION, (“LESSOR”) have entered into an Aircraft Lease Agreement dated as of March 9, 2007 (hereinafter referred to as the “Lease”). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

2. LESSEE has this     day of                                          (Time:                    ) at                     received from LESSOR possession of:

(a) One (1) Airbus A319-100 aircraft bearing Manufacturer’s serial number [    ] and FAA registration mark [Aircraft registration mark, or to mark place], together with two (2) V2524-A5 engines bearing manufacturer’s serial numbers and (each of which has 750 or more rated take-off horsepower) and an APU bearing part number and manufacturer’s serial number    , all in airworthy condition.

(b) All Aircraft Documentation and information regarding the Aircraft, Engines, APU and Parts as per Attachment 1, Parts A and B.

(c) The miscellaneous equipment per Attachment 2 and the LESSOR-furnished equipment (BFE) per Attachment 3.

3. The Aircraft had the following seating configuration at Delivery:

                     first                     business                     coach

4. An auxiliary center tank (ACT) is / is not installed (circle one) at Delivery. If yes,

quantity of auxiliary center tanks:

5. Lower crew rest (LD-MCR) is / is not installed (circle one) at Delivery.

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6. The takeoff thrust rating of the Engines per the FAA type certificate data sheet is     pounds.

7. The maximum gross takeoff weight of the Aircraft is             (circle one)              pounds/kilos.

8. The amount of fuel on board at Delivery is:             pounds/gallons/kilos of fuel (circle one).

9. The Agreed Value of the Aircraft is US$            .

10. All of the foregoing has been delivered and accepted on the date set forth above to LESSEE’s full satisfaction and pursuant to the terms and provisions of the Lease.

11. The Aircraft, Engines, APU, Parts and Aircraft Documentation as described in the Lease have been fully examined by LESSEE and have been received in a condition fully satisfactory to LESSEE and in full conformity with the Lease in every respect.

12. The Lease is in full force and effect, LESSOR has fully, duly and timely performed all of its obligations of every kind or nature thereunder and LESSEE has no claims, offsets, deductions, set-off or defenses of any kind or nature in connection with the Lease.

13. LESSOR’s Lender may rely upon all of the foregoing in granting substantial financial accommodations to LESSOR and LESSEE understands and agrees that any funds being advanced by LESSOR’s Lender will be made in reliance upon the foregoing.

14. LESSEE has obtained all required permits, authorizations, licenses and fees of the State of Registration or any Government Entity thereof necessary in order for LESSEE to operate the Aircraft as permitted by the terms of the Lease.

Dated on the date set forth above

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

By:

Printed Name:

Title:

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ATTACHMENTS:

1.	List of Aircraft Documentation Part A - Manufacturer’s List of Documents for Delivery Part B - Manufacturer’s Documentation Status List (Manufacturer’s “Exhibit G”)

2.	Miscellaneous Equipment List

3.	BEE List

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EXHIBIT G	OPINION OF COUNSEL

TO BE GIVEN BY INDEPENDENT OUTSIDE COUNSEL OF LESSEE OR OTHER LAWYERS ACCEPTABLE TO LESSOR

To:	International Lease Finance Corporation 10250 Constellation Boulevard, 34th Floor Los Angeles, California 90067, U.S.A. Gentlemen: This opinion is furnished to you pursuant to Article 7 of the Aircraft Lease Agreement dated as of March 9, 2007 (the “Lease”) between CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. (“LESSEE”) and INTERNATIONAL LEASE FINANCE CORPORATION (“LESSOR”). Defined terms in this opinion are used herein as defined in the Lease.

I have acted as counsel for LESSEE in connection with the preparation, execution and delivery of the Lease.

In that connection I have examined each of the following:

(a) The Lease and Side Letters thereto, the Estoppel and Acceptance Certificate and the power of attorney provided by LESSEE in which, among other things, LESSEE authorizes LESSOR to take action in LESSEE’s name to deregister the Aircraft after termination of the Lease due to an Event of Default under the Lease or for termination of the Lease due to any other reason (together, the “Lease Documents”);

(b) The charter of LESSEE and all amendments thereto;

(c) Such other documents, agreements and instruments, and such treaties, laws, rules, regulations, decrees and the like, as I have deemed necessary as a basis for the opinions hereinafter expressed.

[(d) All of the agreements and any amendments thereto between LESSEE and all other lessors and lenders of LESSEE covering other aircraft operated by LESSEE on which the Engines can be installed.]

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Based upon the foregoing and having regard for legal considerations which I deem relevant, I am of the opinion that:

1. LESSEE is a company validly existing and in good standing under the Laws of Mexico. It has the power and authority to carry on its business as presently conducted and to perform its obligations under the Lease Documents.

2. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other regulatory body or authority is required for the valid authorization, execution, delivery and performance by LESSEE of the Lease Documents.

3. The Lease Documents have each been duly authorized, executed and delivered by LESSEE. Each such instrument is a valid and binding obligation of LESSEE, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors’ rights.

4. The execution and delivery of the Lease Documents, the consummation by LESSEE of the transactions contemplated therein and compliance by LESSEE with the terms and provisions thereof do not and will not contravene any Law applicable to LESSEE, or result in any breach of or constitute any default under or result in the creation of any lien, charge or encumbrance upon any property of LESSEE, under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, charter, by-law or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected.

5. [Describe the process in the U.S. with respect to registration of the Aircraft in the name of LESSOR and any other steps required or recommended in the U.S. in order to protect the interests of LESSOR in the Aircraft]. Such registration of the Aircraft is not inconsistent with, and would not result in the loss of, LESSOR’s title to and ownership of the Aircraft. Except for the foregoing, no other filing or recording of any instrument or document or any other acts are necessary or advisable under the Laws of the U.S. to protect LESSOR’s title to and ownership of the Aircraft. [In the opinion given at Delivery, also confirm that the Aircraft is registered in the name of LESSOR.]

6. Except for any filing or recording that may be required with the [NAME OF AIRCRAFT REGISTER] and except for [DESCRIBE SUCH OTHER FILINGS OR RECORDINGS, INCLUDING WITH THE INTERNATIONAL REGISTRY], no filing or recording of any instrument or document (including the filing of any financial statement) is necessary under the Laws of Mexico in order for the Lease to constitute a valid and perfected

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lease of record relating to the Aircraft, it being understood that such counsel expresses no opinion as to the nature of LESSOR’s title to the Aircraft on the Delivery Date. [In opinion given at Delivery, also confirm that the filings and other steps described have been accomplished.]

7. Except for [DESCRIBE ANY TRANSLATION, NOTARIZATION OR OTHER REQUIREMENTS], none of the Lease Documents needs to be translated, notarized, legalized, apostilled or consularized as a condition to the legality, validity, filing, enforceability or admissibility in evidence thereof. Each of the Lease Documents is in a proper form under the Laws of Mexico for enforcement or admission thereof into evidence in Mexico, without any further action on the part of any party other than the commencement of court proceedings in Mexico.

8. LESSEE will not be required to obtain any licenses for importation and ferrying of the Aircraft into Mexico. LESSEE has complied with all import and customs formalities in Mexico with respect to the Aircraft.

9. LESSEE holds all licenses, certificates and permits from applicable governmental authorities in Mexico necessary for the conduct of its business as a certificated air carrier and performance of its obligations under the Lease Documents.

10. To my knowledge, there are no suits or proceedings pending or threatened against LESSEE before any Government Entity against or affecting LESSEE which, if adversely determined, would have a material adverse effect on the financial condition or business of LESSEE or its ability to perform under the Lease Documents, except as described in the filings provided to LESSOR pursuant to Article 20 of the Lease.

11. Under the Laws of Mexico, LESSEE will not be required to make or deduct any withholding or other Tax from any payment it may make under the Lease Documents.

12. The obligations of LESSEE under the Lease Documents are direct, general and unconditional obligations of LESSEE and rank or will rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of LESSEE, with the exception of such obligations as are mandatorily preferred by law.

13. LESSEE, under the Laws of Mexico or of any other jurisdiction affecting LESSEE, is subject to private commercial law and suit. Neither LESSEE nor its properties or assets have the right of immunity from suit or execution on the grounds of sovereignty in such jurisdictions and the performance by LESSEE of its obligations under the Lease Documents constitute commercial acts done for commercial purposes.

14. On termination of the Lease, LESSOR would be entitled to repossess the Aircraft and, without additional fees or duties, export it from Mexico.

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15. Neither LESSEE nor LESSOR is required by the Laws of Mexico to obtain any approval, license or consent (including without limitation any exchange control approval) in order to remit to LESSOR of any amount payable under the Lease Documents.

16. There is no applicable usury or interest limitation Law in Mexico which may restrict the recovery of payments in accordance with the Lease Documents.

17. LESSOR will not violate any Law or become liable to any tax in Mexico by reason of entering into or performing its obligations under the Lease Documents and it is not necessary to establish a place of business in Mexico in order to enforce any provisions of the Lease Documents.

18. The choice of California Law to govern the Lease Documents will be upheld in any action in the courts of Mexico. Any judgment given by the United States or California courts would be recognized and accepted by the courts in Mexico.

19. [DESCRIBE STATUS OF CAPE TOWN CONVENTION IN COUNTRY], for example:

Mexico has ratified the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment which were adopted on November 16, 2001 at a diplomatic conference held in Cape Town, South Africa (commonly known as the “Cape Town Convention”) [without any reservations or declarations in respect thereto OR with the following reservations and declarations in respect thereto] and the Lease and the other Operative Documents and the rights created thereby are valid, legal and binding thereunder and conform to the terms and conditions thereof.

or

Mexico [is not] [is] a signatory of, [and] [but] has not yet ratified, the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment. [describe the ratification process and status of ratification in Mexico]

Very truly yours,

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EXHIBIT H	FORM OF POWER OF ATTORNEY

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. (“Volaris”) hereby irrevocably appoints INTERNATIONAL LEASE FINANCE CORPORATION (“ILFC”), a corporation located in Los Angeles, California, U.S.A., as Volaris’s true and lawful attorney so that ILFC may take any of the following actions in the name of and for Volaris with respect to the Airbus A319-100 aircraft bearing manufacturer’s serial number {MSN of Aircraft, if known} (the “Aircraft”) leased by ILFC to Volaris pursuant to an Aircraft Lease Agreement dated as of March 9, 2007 (the “Lease”):

1. Pursuant to the Lease, Volaris has procured and is maintaining insurances for the Aircraft. ILFC has been named sole loss payee on the all risk hull and war risk insurances for the Aircraft. In the event of a total loss or constructive total loss of the Aircraft, ILFC is entitled to receive insurance proceeds in an amount specified in Article 19 of the Lease, a copy of which is attached. ILFC may take all action and sign all documents otherwise required to be performed by Volaris, including execution on behalf of Volaris of an appropriate form of discharge/release document, in order for ILFC to collect such insurance proceeds.

2. In the exercise of the rights of ILFC under the Lease to recover the Aircraft from Volaris and Mexico after termination of the Lease due to an Event of Default under the Lease or for termination of the Lease due to any other reason, ILFC may take all action otherwise required to be performed by Volaris before the authorities and courts in Mexico in order to cause the Aircraft to be repossessed by ILFC, deregistered from the [NAME OF REGISTRY] and exported from Mexico.

3. In the exercise of the rights mentioned in paragraphs 1 and 2, ILFC may make any declarations or statements and sign any public or private documents which may be considered necessary or appropriate.

4. ILFC may delegate the powers conferred hereby, in whole or in part, to any individual(s), including but not limited to employees of ILFC or legal counsel in Mexico.

ILFC is empowered to determine in its sole discretion when to exercise the powers conferred upon ILFC pursuant to this Power of Attorney. Any person, agency or company relying upon this Power of Attorney need not and will not make any determination or require any court judgment as to whether an Event of Default has occurred under the Lease or whether the Lease has been terminated. Volaris hereby waives any claims against (a) any person acting on the instructions given by ILFC or its designee pursuant to this Power of Attorney and (b) any person designated by ILFC or an officer of ILFC to give instructions pursuant to this Power of

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Attorney. Volaris also agrees to indemnify and hold harmless any person, agency or company which may act in reliance upon this Power of Attorney and pursuant to instructions given by ILFC or its designee.

This Power of Attorney is irrevocable until the Aircraft has been returned to the possession of ILFC, deregistered and exported from Mexico.

Volaris has made and delivered this Power of Attorney on             in             .

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

By:

Printed Name:

Title:

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EXHIBIT I	FORM OF CAPE TOWN POWER OF ATTORNEY

Form of Irrevocable Deregistration and Export Request Authorization

(Annex referred to in Article 25 of the consolidated text of the Cape Town Convention)

[Date]

To:	[name of Registry Authority]

Re:	Irrevocable Deregistration and Export Request Authorization

The undersigned is the registered operator of the Airbus A319-100 aircraft bearing manufacturer’s serial number [            ] and FAA registration mark [Aircraft registration mark, or                    to mark place] (together with all installed, incorporated or attached accessories, parts and equipment, the “Aircraft”).

This instrument is an irrevocable deregistration and export request authorization issued by the undersigned in favor of International Lease Finance Corporation as lessor (the “Authorized Party”) under the authority of Article XIII of the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment. In accordance with that Article, the undersigned hereby requests:

(a) recognition that the Authorized Party or the person it certifies as its designee is the sole person entitled to:

(1) procure the deregistration of the Aircraft from the [insert name of aircraft register] maintained by [name of Registry Authority] for the purposes of Chapter III of the Convention on International Civil Aviation, signed at Chicago, on 7 December 1944; and

(2) procure the export and physical transfer of the Aircraft from [insert country]; and

(b) confirmation that the Authorized Party or the person it certifies as its designee may take the action specified in clause (a) above on written demand without the consent of the undersigned and that, upon such demand, the authorities in [insert country] shall cooperate with the Authorized Party with a view to the speedy completion of such action.

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The rights in favor of the Authorized Party established by this instrument may not be revoked by the undersigned without the written consent of the Authorized Party.

Please acknowledge your agreement to this request and its terms by the appropriate notation in the space provided below and lodge this instrument in the aircraft registry maintained by [name of Registry Authority].

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

By: Printed Name: Title: Date:

Agreed to and lodged on the date specified below.

[NAME OF REGISTRY AUTHORITY]

By: Its: Date:

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EXHIBIT J	ASSIGNMENT OF RIGHTS (AIRFRAME)

This Assignment of Rights is made this      day of                     ,         (the “Assignment Agreement”)

BETWEEN

(1)	INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, United States of America, having its principal corporate offices located at 10250 Constellation Boulevard, 34th Floor, Los Angeles, California 90067, U.S.A. (“ILFC”); and

(2)	CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V., a Mexican company whose principal place of business is at Prolongacion Paseo de la Reforma No. 490, Piso 1 (Edificio GE), Santa Fe Pena Blanca, Del. Alvaro Obregon, Mexico, D.F., Mexico 01210 (“LESSEE”)

1. Preamble. In connection with the lease by ILFC to LESSEE of one new Airbus A319-100 model aircraft bearing manufacturer’s serial number [    ] (the “Aircraft”), reference is made to the following documents:

(a) the Airbus A319-100 Purchase Agreement between ILFC and AVSA S.A.R.L. (now Airbus S.A.S., legal successor to AVSA, S.A.R.L.) (“AIRBUS”) dated as of November 9, 2000, as further amended (the “Purchase Agreement”), under which ILK agreed to purchase the Aircraft;

(b) the General Terms Agreement between ILFC and AIRBUS dated as of November 10, 1988, as further amended (the “G.T.A.”);

(c) the Product Support Agreement set forth in Exhibit E to the G.T.A. (the “Support Agreement”);

(d) the Aircraft Lease Agreement between ILFC and LESSEE dated as of March 9, 2007 (the “Lease Agreement”); and

(e) the Participation Agreement between ILFC and LESSEE dated as of             ,         (the “Participation Agreement”).

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2. Assignment. Pursuant to the Lease Agreement, ILFC will lease the Aircraft to LESSEE, including in such Lease Agreement a commitment to assign to LESSEE certain warranty and other rights related to the Aircraft under the Purchase Agreement, the G.T.A. and the Support Agreement. With effect from the date hereof, ILFC therefore hereby assigns to LESSEE and LESSEE accepts the assignment on the terms and conditions specified herein of the following rights (the “Rights”) under the provisions indicated (the “Assigned Provisions”) with respect to the Aircraft:

(a) the benefit of the rights with respect to the Aircraft under Clause 12 (Warranties and Service Life Policy) of the G.T.A.; and

(b) the rights with respect to the Aircraft under Clause 13 (Patent Indemnity) of the G.T.A.; and

(c) the benefit of the remaining rights with respect to the Aircraft under Clause 15 of the Support Agreement as set forth in paragraph 1(c) of the Participation Agreement; and

(d) the benefit of the remaining part of the product support allowance as set forth in paragraph 1(d) of the Participation Agreement.

3. Conditions of Assignment. This Assignment Agreement is made subject to the following conditions:

(a) LESSEE hereby agrees to be bound by and to comply with all applicable terms, conditions and limitations with respect to the Rights under the Assigned Provisions of (i) the Support Agreement including, without limitation, Clauses 16.9 and 18.5 thereof and (ii) Clauses 12 and 13 of the G.T.A. including, without limitation, Clauses 12.5 and 12.6 thereof (copies of which are attached hereto), with respect to the exercise of any of the Rights and to be bound by the covenants of the “Buyer” in the Assigned Provisions to the same extent as if LESSEE had been named “Buyer” of the Aircraft under the Purchase Agreement.

(b) Nothing contained herein shall subject AIRBUS to any liability or additional obligations whatsoever to which it would not otherwise be subject under the Purchase Agreement, the G.T.A. and the Support Agreement or, except to the extent set forth in section 3(c) below, modify in any respect whatsoever its contractual rights under the said agreements.

148

(c) So long as the Lease Agreement is in full force and effect, LESSEE and not ILFC will be responsible for compliance with the Assigned Provisions of (i) the Support Agreement including, without limitation, Clauses 16.9 and 18.5 thereof and (ii) Clauses 12 and 13 of the G.T.A. including, without limitation, Clauses 12.5 and 12.6 thereof, with respect to the Aircraft. Upon termination of the Lease Agreement and/or upon definitive repossession of the Aircraft by ILFC, and provided that ILFC shall have furnished AIRBUS with written notice thereof, ILFC shall once again be bound by such clauses with respect to the rights and benefits described in section 2 above received by ILFC in connection with the Aircraft.

(d) Other than with respect to the obligations assumed by LESSEE under this Assignment Agreement as set forth in sections 3(a) and 3(c) above, ILFC shall remain fully bound by all provisions of the Purchase Agreement, the G.T.A. and the Support Agreement.

4. Reassignment. Upon termination of the Lease Agreement and/or definitive repossession of the Aircraft by ILFC, and provided that ILFC shall have furnished AIRBUS with written notice thereof, upon receipt of such notice by AIRBUS, the remaining rights contained herein shall automatically be reassigned to ILFC. AIRBUS can rely on such notice without further inquiry.

5. Assignment by LESSEE. The rights of ILFC and LESSEE under this Assignment Agreement in respect of the Purchase Agreement, the G.T.A. and the Support Agreement shall not be further assigned by the parties hereto.

6. Notification

(a) This Assignment Agreement shall, at the expense of LESSOR, be notified to AIRBUS within 2 weeks of the date hereof pursuant to Article 1690 of the French Civil Code.

(b) All notices and requests required or authorized under this Assignment Agreement shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by internationally recognized courier service or by telefax directed as set forth below:

ILFC shall be addressed at 10250 Constellation Boulevard, 34th Floor Los Angeles, California 90067, U.S.A.

Attention:	Senior Vice President-Technical

Fax:	310-788-1990
Telephone:	310-788-1999

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LESSEE shall be addressed at: CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. Prolongación Paseo de la Reforma #490 Piso 1 (Edificio GE) Col. Santa Fe Peña Blanca Del. Álvaro Obregón 01012 México, D.F. México

Attention:	Finance Director

Fax:	[ ]
Telephone:	[ ]

AIRBUS shall be addressed at: 1 Rond-Point Maurice Bellonte 31707 Blagnac, CEDEX, France

Attention:	VP, Contracts Administration & Delivery Transactions

Fax:	(33) 5.61.93.41.95
Telephone:	(33) 5 61 93 32 16

or at such other address or to such other person as the party receiving the notice or request may designate from time to time.

Such notice or request shall be deemed to be effective in the case of (aa) personal delivery, on the date upon which personally delivered, (bb) delivery by courier, on the date of receipt or (cc) telefax transmission, on the date of confirmation of successful transmission.

7. Consent of AIRBUS. It shall be a condition to the validity of this Assignment Agreement that AIRBUS execute a Consent substantially in the form set forth in Schedule 1 hereto.

8. Applicable Law and Jurisdiction. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW, AND THE PARTIES AGREE THAT ANY COMPETENT FEDERAL COURT LOCATED IN NEW YORK, NEW YORK SHALL HAVE JURISDICTION OVER ANY DISPUTE ARISING IN CONNECTION HEREWITH. Nothing in this section will prevent either party from making a claim in a court of competent jurisdiction in California or, if AIRBUS is involved, France.

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9. Confidentiality. Subject to any legal or governmental requirements of disclosure, ILFC and LESSEE shall keep confidential the terms and conditions of this Assignment Agreement and the clauses from the G.T.A. and the Support Agreement provided to LESSEE pursuant to this Assignment Agreement.

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed on their behalf by their duly authorized representatives.

INTERNATIONAL LEASE FINANCE CORPORATION	CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

By:	By:

Its:	Its:

SCHEDULE 1

[DATE]

Re:	ILFC/CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. (“LESSEE”): ASSIGNMENT OF RIGHTS FOR AIRBUS A319-100 AIRCRAFT MSN [ ]

Dear Sirs,

1.	Reference is made to the Assignment of Rights dated between ILFC and LESSEE (the “Assignment Agreement”) concerning the assignment of certain warranty rights under the Purchase Agreement and the G.T.A. and certain customer support rights under the Support Agreement with respect to the Aircraft.

2.	All terms defined herein bear the meaning ascribed hereto in the Assignment Agreement.

3.	AIRBUS hereby consents to the assignment and reassignment contained in sections 2 and 4 respectively of the Assignment Agreement on the terms and conditions therein, subject to the following conditions:

(a) AIRBUS shall have received formal notification of the Assignment Agreement within two weeks of the date hereof pursuant to Article 1690 of the French Civil Code.

151

(b) Nothing contained in the Assignment Agreement shall subject AIRBUS to any liability or additional obligations whatsoever to which it would not otherwise be subject under the Purchase Agreement, the G.T.A. and the Support Agreement or, except to the extent set forth in subparagraph 3(c) below, modify in any respect whatsoever its contractual rights under the said agreements.

(c) So long as the Lease Agreement is in full force and effect, LESSEE and not ILFC will be responsible for compliance with the Assigned Provisions of (i) the Support Agreement including, without limitation, Clauses 16.9 and 18.5 thereof and (ii) Clauses 12 and 13 of the G.T.A. including, without limitation, Clauses 12.5 and 12.6 thereof, with respect to the Aircraft. Upon termination of the Lease Agreement and/or upon definitive repossession of the Aircraft by ILFC, and provided that ILFC shall have furnished AIRBUS with written notice thereof, ILFC shall once again be bound by such clauses with respect to the rights and benefits described in section 2 of the Assignment Agreement received by ILFC in connection with the Aircraft.

(d) LESSEE hereby agrees to be bound by and to comply with all applicable terms, conditions and limitations with respect to the Rights under the Assigned Provisions of (i) the Support Agreement including, without limitation, Clauses 16.9 and 18.5 thereof and (ii) Clauses 12 and 13 of the G.T.A. including, without limitation, Clauses 12.5 and 12.6 thereof, with respect to the exercise of any of the Rights and to be bound by the covenants of the “Buyer” in the Assigned Provisions to the same extent as if LESSEE had been named “Buyer” of the Aircraft under the Purchase Agreement.

(e) Other than with respect to the obligations assumed by LESSEE under the Assignment Agreement as set forth in sections 3(a) and 3(c) of the Assignment Agreement, ILFC shall remain fully bound by all provisions of the Purchase Agreement, the G.T.A. and the Support Agreement.

4.	This Consent shall be governed by and construed in accordance with the laws of the State of New York and any dispute arising hereunder shall be referred to the federal court located in New York, New York. Nothing in this clause will prevent any party from making a claim in a court of competent jurisdiction in California or France.

5.	Subject to any legal or governmental requirements of disclosure, ILFC and LESSEE shallkeep confidential the terms and conditions of this AIRBUS Consent and the Assignment Agreement and the clauses from the G.T.A. and the Support Agreement provided to LESSEE pursuant to the Assignment Agreement.

For and on behalf of AIRBUS S.A.S.

By: Title: Date:

152

Signed in acknowledgement for and on behalf of	Signed in acknowledgement for and on behalf of

INTERNATIONAL LEASE FINANCE CORPORATION	CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

By:	By:

Its:	Its:

153

EXHIBIT K	ASSIGNMENT OF RIGHTS (ENGINES)

ASSIGNMENT AGREEMENT

This Agreement is made this      day of                     , 20    .

AMONG:

INTERNATIONAL LEASE FINANCE CORPORATION	a corporation whose place of business is at 10250 Constellation Boulevard, 34th Floor, U.S.A. (hereinafter called “Lessor”) of the first part; and

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.	a corporation whose place of business is at [ ] (hereinafter called “Lessee”) of the second part; and

IAE INTERNATIONAL AERO ENGINES AG	a joint stock company organized and existing under the laws of Switzerland whose principal place of business is at IAE Building, 400 Main Street, M/S 121-10, East Hartford, Connecticut 06108 (hereinafter called “IAE”) of the third part.

WHEREAS:

A.	Lessor owns Airbus A319-100 type aircraft which are equipped with IAE V2500 engines.

B.	Lessor proposes to lease or has leased to Lessee one Airbus A319-100 aircraft, bearing manufacturer’s serial number [ ], equipped with two (2) IAE V2524-A5 engines bearing manufacturer’s serial numbers [ ] and [ ] (the “Engines”).

C.	Lessor and IAE are parties to a V2500 General Terms of Sale Agreement referenced IAE/ILFC dated December 9, 1992 (which together with the Exhibits and Side Letters thereto, as amended and supplemented from time to time, is hereinafter referred to as the “Support Contract”) for the sale and support by IAE and the purchase by Lessor of those items defined in the Support Contract and hereinafter referred to as “Supplies”.

In the Support Contract, Lessor is referred to as “ILFC”.

D.	Lessee wishes to take an assignment of certain rights and obligations of Lessor under the Support Contract and Lessor is willing to give and IAE is willing to consent to such assignment as hereinafter provided.

154

NOW THEREFORE IT IS AGREED AS FOLLOWS:

CLAUSE 1	DEFINITIONS

Terms used in this Agreement shall have the same meanings as those given to them in the Support Contract except as otherwise noted.

CLAUSE 2	ASSIGNMENT

Subject to all other clauses of this Agreement and for as long as the lease agreement between Lessor and Lessee has not been terminated:

2.5	With respect to the Engines leased by Lessor to Lessee, Lessor hereby assigns and transfers to Lessee all of the rights and interest of Lessor under the following portions of the Support Contract (the “Assigned Rights”):

2.1.1	Clause 1	Definitions - with the exception of subclauses 1.4, 1.7 and 1.8

	Clause 3	Spare Parts Provisions with the exception of subclause 3.13.1

	Clause 4	Warranties, Guarantees and Liabilities

	Clause 5	Product Support Services

	Clause 6	Miscellaneous

2.1.2	Exhibit A	Support Contract Specification

	Exhibit C	Product Support

	Exhibit D	Warranties, Guarantees & Plans

Such portions of the Support Contract as are hereby assigned have been previously provided to Lessee by Lessor, and Lessee hereby acknowledges receipt of the same.

155

2.6	Lessee hereby assumes and accepts the assignment and transfer of the Assigned Rights of Lessor as provided for in Clause 2.1 above and agrees to accept all of the limitations, obligations and liabilities contained in the Support Contract relating to the Assigned Rights.

2.7	IAE hereby consents to the assignment and transfer to Lessee of all of the Assigned Rights of Lessor as provided in Clause 2.1 above and agrees that it will allow Lessee to exercise in its own name all of the Assigned Rights of Lessor.

2.8	References in the Support Contract to Lessor (whether as “ILFC”, “Airline”, “Operator” or otherwise) shall, with respect to the Assigned Rights, include Lessee except where the context requires otherwise.

CLAUSE 3	PAYMENT FOR SPARE PARTS

Notwithstanding Clause 2 above, payment for all purchases by Lessee shall be due upon delivery or, at IAE’s option, prior to delivery of the purchased items upon the occurrence of any of the following events: (a) a receiver or trustee is appointed on any of Lessee’s property, or (b) Lessee is adjudicated or voluntarily becomes bankrupt under any bankruptcy or winding-up laws or other similar legislation, or (c) Lessee becomes insolvent or makes an assignment for the benefit of creditors, or (d) an execution is issued pursuant to a judgment rendered against Lessee, or (e) Lessee is unable or refuses to make payment to IAE in accordance with any of Lessee’s obligations to IAE.

CLAUSE 4	LAW

This Agreement shall be governed by and construed in accordance with the laws of New York, U.S.A. (other than its rules of conflicts of laws).

CLAUSE 5	AMENDMENT

5.1	This Agreement shall not be amended in any way other than by agreement in writing executed by all of the parties hereto after the date of this Agreement, which is expressly stated to amend this Agreement. All future amendments to the Support Contract with respect to the Assigned Rights shall not require the written approval of Lessee except in such cases where Lessee’s rights or obligations are impacted. Any amendment in violation of this clause shall be null and void.

5.2	This Agreement shall not be amended or terminated orally.

CLAUSE 6	FURTHER ASSIGNMENT

Lessee shall not be entitled to further assign or transfer the Assigned Rights without the prior written consent of IAE.

156

CLAUSE 7	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be an original and each counterpart shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be signed on their behalf by the hands of their authorized officers the day and year first before written:

FOR: INTERNATIONAL LEASE FINANCE CORPORATION	FOR: CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

By:	By:

Its:	Its:

FOR: IAE INTERNATIONAL AERO ENGINES AG

By:

Its:

157

EXHIBIT L	RETURN ACCEPTANCE RECEIPT

Date:                     ,

1. CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V. (“LESSEE”) and INTERNATIONAL LEASE FINANCE CORPORATION (“LESSOR”) have entered into an Aircraft Lease Agreement dated as of March 9, 2007 (the “Lease”). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

2. LESSOR has this     day of                    ,         (Time:            ) at                     received from LESSEE possession of:

(a) One (1) Airbus A319-100 Aircraft bearing Manufacturer’s serial number {MSN of Aircraft, if known}, together with two (2) V2524-A5 Engines bearing manufacturer’s serial numbers             and             , an APU bearing manufacturer’s serial number             , and all Parts attached thereto and thereon in an airworthy condition and

(b) All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines, APU and Parts, as listed in the Document Receipt attached hereto.

3. The Aircraft had the following seating configuration at return:

                     first                     business                     coach

4. An auxiliary center tank (ACT) is / is not installed (circle one) at return. If yes, quantity of auxiliary center tanks:

5. Lower crew rest (LD-MCR) is / is not installed (circle one) at return.

6. A Thales Avionics Integrated Standby Flight Display (ISFD)/Integrated Standby Instrument System (ISIS) was / was not installed (circle one) in the Aircraft by LESSEE during the Lease Term (applicable only if Thales ISFD/ISIS was not installed at Delivery).

158

7. The Airframe, Engines, APU and Parts had the following hours/cycles at return:

(a) Airframe:

Maximum gross takeoff weight:                     pounds/kilos (circle one)

Total hours:                      Total cycles:

(b) Operating thrust of Engines at return:

                    pounds

(c) Engine #1 Information:

	Serial No	Total Hours	Total Cycles
ENGINE #1

ENGINE #1 MODULES	Total Hours	Total Cycles	Hours since last Module Performance Restoration	Cycles since last Module Performance Restoration
Low Pressure Compressor and Gearbox
High Pressure Compressor/Diffuser
High Pressure Turbine/Nozzle/Combustor
Low Pressure Turbine

ENGINE #1 LIFE-LIMITED PART NAME	Part Number	Cycles Remaining to Next Life-limited Part Removal

159

ENGINE #1 LIFE-LIMITED PART NAME	Part Number	Cycles Remaining to Next Life-limited Part Removal

(d) Engine No. 2 Information:

	Serial No	Total Hours	Total Cycles
ENGINE #2

ENGINE #2 MODULES	Total Hours	Total Cycles	Hours since last Module Performance Restoration	Cycles since last Module Performance Restoration
Low Pressure Compressor and Gearbox
High Pressure Compressor/Diffuser
High Pressure Turbine/Nozzle/Combustor
Low Pressure Turbine

ENGINE #2 LIFE-LIMITED PART NAME	Part Number	Cycles Remaining to Next Life-limited Part Removal

(e) APU:

Part number

Serial number

160

Total hours:

Total cycles:

            hours/             cycles since last hot section refurbishment

            hours/             cycles remaining on APU life-limited Parts

(f) Landing Gear:

Position	Serial No.	Total Hrs/Cycles/Days	Hrs/Cycles/Days since last Overhaul	Date of last Overhaul

Nose

Left Main

Right Main

8. The amount of fuel on board at return is            pounds/gallons/kilos of fuel (circle one).

9. Other technical information regarding the Aircraft and its components are correctly set forth on the Technical Evaluation Report (in the form of Exhibit O) attached hereto.

10. With reference to Article 13.10 of the Lease regarding reimbursement from the Reserves after return of the Aircraft:

There are no claims for reimbursement from the Reserves which will be submitted after the date hereof.

or

Claims for reimbursement from the Reserves will be submitted after the date hereof for the following:

Type of Work              Estimated Invoice Amount

11. LESSEE confirms that it has delivered to LESSOR all free-of-charge kits for the Aircraft received by LESSEE.

161

12. The above specified aircraft, engines and documentation are hereby accepted by LESSOR subject to (a) the provisions of the Lease and (b) correction by LESSEE (or procurement by LESSEE at LESSEE’s cost) as soon as reasonably possible of the discrepancies specified in the list attached.

13. Subject to the following paragraph, the leasing of the Aircraft by LESSOR to LESSEE pursuant to the Lease is hereby terminated without prejudice to LESSEE’s continuing obligations under the Lease including, without limitation, paragraph 11(b) above and Articles 16 and 17.

14. LESSEE represents and warrants that during the term of the Lease all maintenance and repairs to the Airframe and Engines were performed in accordance with the requirements contained in the Lease. LESSEE further confirms that all of its obligations under the Lease whether accruing prior to the date hereof or which survive the termination of the Lease by their terms and accrue after the date hereof, will remain in full force and effect until all such obligations have been satisfactorily completed.

15. This Return Acceptance Receipt is executed and delivered by the parties in [place].

IN WITNESS WHEREOF, the parties hereto have caused this Return Acceptance Receipt to be executed in their respective company names by their duly authorized representatives as of the

INTERNATIONAL LEASE FINANCE CORPORATION	CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

By: By: Printed Name: Printed Name: Its: Its:

ATTACHMENTS:

1.	List of discrepancies

2.	List of Aircraft Documentation

3.	Current Aircraft layout passenger arrangement (LOPA)

4.	Incident/accident letter

5.	Dent and damage chart

6.	List of loose equipment

7.	List of free-of-charge kits

8.	Engine disk sheets

9.	Engine power assurance test conditions and results

10.	Engine trend data

11.	Technical Evaluation Report (in the form of Exhibit O)

162

EXHIBIT M	MONTHLY REPORT

(SEE FOLLOWING SHEET)

163

MONTHLY AIRCRAFT UTILIZATION AND STATUS REPORT

Page 1 of

Report Due Date:

To:	INTERNATIONAL LEASE FINANCE CORPORATION	Fax: (310) 788-1990
10250 Constellation Boulevard, 34th Floor Los Angeles, California 90067, U.S.A. Attn: Finance Department

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

From:
Contact.	Fax:

AIRCRAFT TYPE:	Airbus A319-10
ENGINE TYPE:	V2524-A5	REGISTRATION:	[Aircraft registration mark, or to mark place]

SERIAL NUMBER: {MSN of Aircraft, if known} MONTH OF:

NOTE: PLEASE RECORD TIME IN HOURS AND MINUTES NOT DECIMALS.

Aircraft Total Time Since New As Of Last Month:	Hours: Min:
Aircraft Total Time Since New:	Hours Min:
Aircraft Total Cycles Since New:	Cycles:
Airframe Hours Flown During Month:	Hours: Min:
Airframe Cycles/Landings During Month:	Cycles:

Page 2 of __

	HOURS OR CYCLES FLOWN DURING MONTH (if applicable)	x	US$ PER HOUR OR CYCLE (if applicable)	=	RESERVES (if particular type of Reserves calculated by calendar month, list monthly amount)
TOTAL AIRFRAME:
TOTAL LANDING GEAR:
TOTAL APU:	Hrs:	x		=
Original Engine Serial Number:	Hrs: Min:	x		=
	Cycles (for Engine LLP Reserves):	x		=
Original Engine Serial Number:	Hrs: Min:	x		=
	Cycles (for Engine LLP Reserves):	x		=
Original Engine Serial Number:	Hrs: Min:	x		=
	Cycles (for Engine LLP Reserves):	x		=
TOTAL AMOUNT OF RESERVES (US$) PAID THIS MONTH:					US$

ENGINE SERIAL NUMBER: ORIGINAL POSITION: ACTUAL LOCATION: CURRENT THRUST RATING:

HOURS:/MIN:
Total Time Since New As Of Last Month:
Total Time Since New:
Total Cycles Since New:
Hours Flown During Month:
Cycles During Month:

Page 3 of

IMPORTANT:	IF ILFC-OWNED ENGINE IS AIRCRAFT, IT MUST BE REMOVED OR INSTALLED ON ANOTHER AIRCRAFT, IT MUST BE REPORTED MONTHLY ON THIS FORM.

ENGINE SERIAL NUMBER: ORIGINAL POSITION: ACTUAL LOCATION: CURRENT THRUST RATING:

HOURS:/MIN:
Total Time Since New As Of Last Month:
Total Time Since New:
Total Cycles Since New:
Hours Flown During Month:
Cycles During Month:

EXHIBIT N	AIRCRAFT DOCUMENTATION

AIRCRAFT RECORDS

1.	Copies of original Certificates delivered by Airbus, such as:

a.	Airworthiness Certificate for Export

b.	Radio installation conformity certificate

c.	Noise limitation certificate

2.	Copies of original Documents delivered by Airbus, such as:

a.	Airworthiness Directive Compliance list

b.	Aircraft inspection report

c.	Aircraft Definition Report

d.	Weighing report

3.	Copies of current Certificates:

a.	Airworthiness Certificate

b.	Noise limitation

c.	Radio license

d.	Interior material burn certificates

e.	Certificate of Export

f.	Aircraft deregistration confirmation

g.	Aircraft Registration

4.	Letters signed and stamped by Quality Assurance:

a.	Current aircraft hours and cycles

b.	Current engines hours and cycles

c.	Accident and Incident report

d.	Summary of Maintenance Program

e.	AD compliance during the lease term

5.	Aircraft log books and Aircraft Definition Report

6.	Aircraft Hard Time (HT) inspection status

7.	One year forecast for HT inspection

8.	Aircraft Modification status, including service bulletins

9.	Last weighing report prior to redelivery

10.	AD compliance report with original signoffs

11.	Corrosion Prevention Control Program compliance summary

12.	Routine and non-routine job cards of the Return Check

13.	Routine and non-routine maintenance work cards for tasks performed during the Lease Term that were not repeated at or superseded by the Return Check

14.	Past year pilot and maintenance discrepancies

15.	Major and Minor structural repairs with applicable approvals

16.	Compass Swing report of the last three years

17.	Cabin Configuration drawing (LOPA)

18.	Emergency equipment location drawing

19.	Engineering data package for all modifications

ENGINES RECORDS

1.	Last test cell run reports

2.	Life-limited Parts status and traceability

3.	AD compliance report with original signoffs

4.	Engine Modification / service bulletin /inspection report and applicable forms

5.	Last heavy maintenance records for each module

6.	Engine log books

7.	Engine removal history

8.	Past year trend monitoring reports

9.	Historical borescope reports

10.	Engine component report

APU RECORDS

1.	APU status (FH, FC, limits)

2.	Life-limited Part status and traceability

3.	AD compliance report with original signoffs

4.	Modification status

5.	Last heavy maintenance documents

6.	APU log books

7.	Last test cell report

COMPONENT RECORDS

1.	Aircraft component inventory

2.	Hard time component inventory

3.	All required serviceable tags

4.	Landing Gear status with last overhaul and life-limited Part status

5.	AD compliance report with original signoffs

6.	Modification status

7.	Auxiliary fuel tank log book

EXHIBIT O	TECHNICAL EVALUATION REPORT

(SEE FOLLOWING SHEETS)

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

AIRCRAFT SUMMARY	1

MAINTENANCE & INSPECTION	2

LANDING GEAR	3

ENGINES	4

AUXILIARY POWER UNIT (APU)	6

PASSENGER CABIN CONFIGURATION (Seating)	7

GALLEY PROVISIONS	7

LAVATORIES, AUDIO/ENTERTAINMENT, CARGO, INTERIOR	9

FUEL, WEIGHT & BALANCE	10

AVIONICS SYSTEMS	10

INSPECTOR RECORD	14

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

AIRCRAFT SUMMARY as of	(date):

Aircraft Make	Airbus Industries	Model

FUS No.		S/N

MFG Date:

Current Operator:

Current Registration:	Country:

Previous Registration:	Country:

Annual Utilization: Hour/Cycle Ratio: Total Aircraft Time: TAT (Hrs) As of (date): Total

Aircraft Cycles: TAC (Cyc)

Time Since Last “C” or
Equivalent Check: (Hrs) (Cyc)

Time Since Last “5Y or 10Y” or Equivalent Structural Check: (Hrs) (Cyc)

Engine Make: Model:

Engine:	1 S/N	2 S/N:

TSN: (Hrs)

CSN: (Cyc)

IMPORTANT NOTE: THE ENGINE SERIAL NUMBERS SPECIFIED ON THIS REPORT REFLECT THE LESSOR OWNED ENGINE SERIAL NUMBERS. IF THE ENGINE SERIAL NUMBERS ARE NOT IDENTIFIED ON THIS REPORT, THEN PLEASE PROVIDE DATA FOR THE ENGINES ORIGINALLY DELIVERED WITH THE AIRCRAFT (LESSOR OWNED ENGINES).

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

MAINTENANCE PROGRAM GENERAL

Aircraft Maintenance Program Provided By: [ ] Operator [ ] Other: Program

Approved By Authority Of: [ ] FAA Approved [ ] Other: Repair Station Providing

Service:

Repair Station Number: FAA Approved? [ ] Yes [ ] No

Primary Line Maintenance Provided By?: [ ] Operator [ ] Contract Service

Reliability Controlled Maintenance Program? [ ] Yes [ ] No

Component Tags Available For Controlled Components:	[ ] Yes [ ] No

	At Aircraft Delivery	Currently Approved By Local Aviation Authority	Currently Operated/Maintained

ETOPS Qualification:	Minutes	Minutes	Minutes

Auto Land Qualification: (Circle one that applies) CAT I, II, IIIa, IIIb, IIIc CAT I, II, IIIa, IIIb, IIIc CAT I, II, IIa, IIIb, IIIc

MAINTENANCE & INSPECTION PROGRAM DESCRIPTION

Check	Operator’s Nomenclature	Calendar	Frequency Hours	Cycles	Number of Phases

“C”

“5Y/ 10Y” or Equivalent

MAINTENANCE & INSPECTION PROGRAM STATUS

	Phase or Equivalent	Date	Aircraft TAT	Aircraft TAC

Next “C” Phase or Equivalent:

Last “C” Phase or Equivalent:

Time Remaining:
		(Days)	(Hrs)	(Cyc)

Structural Cards Worked During Last “C” Phase?:			[ ] Yes	[ ] No

CPCP Cards Worked During Last “C” Phase?			[ ] Yes	[ ] No

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

Next “5Y or 10Y” Phase or Equivalent:

Last “5Y or 10Y” Phase or Equivalent:

Time Remaining:

	(Days)	(Hrs)	(Cyc)

CPCP Cards Worked During Last “5Y or 10Y” Phase?:		[ ] Yes	[ ] No

Date of Last ATC Transponder Test:	#1	#2

Date of Last Flight Recorder Check:

Date of Last Aircraft Weighing:

LANDING GEAR

NLG Tires:	(Size)	(MPH Rating)	(MFG)

MLG Tires:	(Size)	(MPH Rating)	(MFG)

Brake Manufacture:	Type: [ ] Steel	[ ] Carbon

NOSE:	P/N		S/N

Last Overhaul		(Date)	(Hrs)	(Cyc)

Agency Performing Overhaul Service:				Cert#

Approved Overhaul Interval:		(Days)	(Hrs)	(Cyc)

Landing Gear Time Since Overhaul		(Days)	(Hrs)	(Cyc)

Time Remaining to Next Overhaul:		(Days)	(Hrs)	(Cyc)

LEFT MAIN:	P/N		S/N

Last Overhaul:		(Date)	(Hrs)	(Cyc)

Agency Performing Overhaul Service:				Cert#

Approved Overhaul Interval:		(Days)	(Hrs)	(Cyc)

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

Landing Gear Time Since Overhaul		(Days)	(Hrs)	(Cyc)

Time Remaining to Next Overhaul:		(Days)	(Hrs)	(Cyc)

RIGHT MAIN:	P/N		S/N

Last Overhaul:		(Date)	(Hrs)	(Cyc)

Agency Performing Overhaul Service:				Cert#

Approved Overhaul Interval:		(Days)	(Hrs)	(Cyc)

Land Visit Time Since Overhaul		(Days)	(Hrs)	(Cyc)

Time Remaining to Next Overhaul:		(DaysTest	(Hrs)	(Cyc)

ENGINES

ENGINE MAINTENANCE PROGRAM

Engine Maintenance Program Provided By:

Engine Condition Monitoring Trend Analysis Program?                                         [     ] Yes                     [    ] No

Engine Oil Type:

Current Thrust Rating:	Lbs

Certified Thrust Rating:	Lbs (from data plate)

Engine(s) operated at INCREASED or DECREASED Thrust Rating; Program limitations & required Mods. to operate at designated thrust rating

ENGINE SPECIFICATIONS

ENGINE NUMBER 1

Engine Make: Model: S/N:

Date of Mfg:	Total Time (Hrs)	(Cyc)
Time Since Last Performance
Restoration Visit: (Visit Date) (Hrs) (Cyc) Time Since Last Shop Visit: (Visit Date) (Hrs) (Cyc) Test Cell
EGT Margin:

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

Work Scope of Last Shop Visit:

Agency Performing Service:

Agency FAA Approved?: [ ] Yes [ ] No Cert. #:

1st LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

2nd LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

*	Provide a copy of Performing Disk Sheet for all modules.

ENGINE SPECIFICATIONS

ENGINE NUMBER 2

Engine Make:	Model:	S/N:

Date of Mfg:	Total Time:	(Hrs)	(Cyc)

Time Since Last Performance

Restoration Visit: (Visit Date) (Hrs) (Cyc) Time Since Last Shop Visit: (Visit Date) (Hrs) (Cyc) Test

Cell EGT Margin:

Work Scope of Last Shop Visit:

Agency Performing Service:

Agency FAA Approved?: [ ] Yes [ ] No Cert. #:

1st LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

2nd LIMITER*	Part Name:

	Allowable Life/lisp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

*	Provide a copy of a current Disk Sheet for all modules.

AUXILIARY POWER UNIT

APU Make: Model: S/N: Date of Mfg: Total Time: (Hrs) (Cyc) APU Times Are Recorded By: [ ] APU Clock or [ ] A/C

Time Ratio: :

Time Between Overhaul:

(Hrs) (Cyc)

Time Since Last Hot Section Refurbishment: (Date) (Hrs) (Cyc) Time Since Last Overhaul: (Date)

(Hrs) (Cyc) Time Since Last Shop Visit: (Date) (Hrs) (Cyc) Work Scope:

Agency Performing Service: Location: Cert. #: Agency FAA Approved?: [ ] Yes [ ] No APU Oil Type:

1st LIMITER*	Part Name:

	Allowable Life/lisp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

2nd LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

PASSENGER CABIN CONFIGURATION

SEATING CONFIGURATION

Present Configuration Occupancy:                          No. of Handicap Seats Installed:

FIRST CLASS

Pax Qty:	Seat Mfg:	Model:	P/N:

Seats Fireblocked?	[ ] Yes	[ ] No	Color:

16 G Seat Installation	[ ] Yes	[ ] No

In Seat Video:	[ ] Yes	[ ] No

In Seat Power:	[ ] Yes	[ ] No

BUSINESS CLASS

Pax Qty:	Seat Mfg:	Model:	P/N:

Seats Fireblocked?	[ ] Yes	[ ] No	Color:

16 G Seat Installation	[ ] Yes	[ ] No

In Seat Video:	[ ] Yes	[ ] No

In Seat Power:	[ ] Yes	[ ] No

COACH CLASS

Pax Qty:	Seat Mfg:	Model:	P/N:

Seats Fireblocked?	[ ] Yes	[ ] No	Color:

16 G Seat Installation	[ ] Yes	[ ] No

In Seat Video:	[ ] Yes	[ ] No

In Seat Power:	[ ] Yes	[ ] No

Provisions for Life Vests Under Seats?:	[ ] Yes	[ ] No Manufacturer

Part Number:

Emergency Escape Path Lighting:	[ ] Floor Mounted	[ ] Seat Mounted

Configuration Drawing Number:		Source:

Engineering Order / Installation	Document:

Installation FAA Approved?:	[ ] Yes	[ ] No	Method of Approval:

*	Provide current LOPA, Emergency Equipment Layout, and IFE Layout.

GALLEY PROVISIONS

GALLEY’s ARE (Check one): (            ) Atlas Standard (            ) KSSU Standard (            ) Other

GALLEY LOCATION	MANUFACTURER	PART NUMBER	EQUIPPED

Water Power
1.			[ ] [ ]

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

2.	[ ]	[ ]

3.	[ ]	[ ]

4.	[ ]	[ ]

5.	[ ]	[ ]

6.	[ ]	[ ]

7.	[ ]	[ ]

8.	[ ]	[ ]

9.	[ ]	[ ]

10.	[ ]	[ ]

NOTE: Galley Locations per Spec or LOPA drawing i.e., GL G2 etc. Galley Location numbers above correspond to the numbers below.

OVENS	FULL SIZE CARTS	1/2 SIZE CARTS	CHILLERS	COFFEE MAKERS	WATER BOILERS	HOT CUPS	OTHER

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

LAVATORIES

Number of Lavatories:	Handicap Provisions?:	[ ] Yes	[ ] No

Locations:

IN-FLIGHT AUDIO & ENTERTAINMENT SYSTEM

Boarding Music:	[ ] Yes	[ ] No

No Auto Evac & Warning:	[ ] Yes	[ ] No

No Pre-Recorded Announcement:	[ ] Yes	[ ] No

No Passenger Entertainment (Audio):	[ ] Yes	[ ] No

No Audio On Demand (AOD):	[ ] Yes	[ ] No

Passenger Entertainment (Video):	[ ] Yes	[ ] No

No Video Manufacturer:

Video System:

Video On Demand (VOD):			[ ] Yes	[ ] No

Entertainment Controls (PCU) Installed?			[ ] Yes	[ ] No

VTR Format:		[ ] VHS	[ ]Hi-8	[ ] Other

[ ] Projector (Check All that Apply)		[ ] PSU Monitor		[ ] Aisle Monitor

Passenger En-Route Information Display:				[ ] Yes	[ ] No

Telephone:	[ ] Yes	[ ] No	[ ] Leased	[ ] Owned		Satellite: [ ] Yes	[ ] No

CARGO COMPARTMENT

Cargo Loading System Installed:	[ ] Yes	[ ] No

Smoke/Fire Detection System Installed:	[ ] Yes	[ ] No

Fire Suppression System Installed:	[ ] Yes	[ ] No

INTERIOR COLORS

Interior Color Scheme:	Carpets:	Curtains:

PLACARDS & LIGHTED SIGNS

English?: [ ] Yes [ ] No	Bi-Lingual?: Yes[ ] [ ] No

First Language:	Second Language:

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

FUEL SYSTEM

Total Fuel Capacity:	U.S. Gallons	[ ] Lbs or [ ] Kilos

Number of Tanks:

Auxiliary Tanks Installed?:	[ ] Yes	[ ] No

Auxiliary Tank Capacity:	U.S. Gallons	[ ] Lbs or [ ] Kilos

Fuel Instrumentation / Calibration:	[ ] U.S. Pounds	[ ] Kilograms

WEIGHT & BALANCE

Has Aircraft Been Modified For Increased Gross Weight by Current Lessee?:	[ ] Yes	[ ] No

From	MTOGW	To	MTOGW

Weight & Balance Manual Document No.:	Rev:

For the below weights specify AFM approved limits:

		POUNDS		KILOS

Maximum Takeoff Gross Weight: (MTOGW) / Maximum Taxi Weight: (MTW)			/

Maximum Landing Weight: (MLW) / Manufacturer’s Empty Weight: (MEW)			/

Maximum Zero Fuel Weight: (MZFW) / Operational Empty Weight: (OEW)			/

AFM measured in:	Pounds or Kilograms

Celsius or Fahrenheit

AVIONICS SYSTEMS

22 AUTO FLIGHT

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER

FMGC - Flight Management & Guidance Computer:

FAC - Flight Augmentation Compute

FCU - Flight Control Unit:

MCDU - Multipurpose Control

Display Unit:

	Windshear (Check one):	[ ] Reactive	[ ] Predictive

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

23 COMMUNICATIONS

QTY	COMPONENT	MANUFACTURER
	CIDS Director - Cabin	Intercommunications Data System	MODEL or PART
NUMBER
HE Transceiver:
VHF Transceiver:
Solid State Cockpit Voice Recorder:
PRAM Tape Reproducer
(Pre-Recorded PAX Address):
MPES Tape Reproducer (Audio Entertainment):
Tape Reproducer (Video Entertainment):
Audio Management Unit/SELCAL Decoder:
ACARS Management Unit:
RMP - Radio Management Pane

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

AVIONICS SYSTEMS (continued)

27 FLIGHT CONTROL COMPUTER

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER
ELAC - Elevator/Aileron Computer:

SFCC - Slat/flap Control Computer:

SEC - Spoiler/Elevator Computer:

FCDC - Flight Control Data Concentrator:

31 INDICATING AND RECORDING

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER
Multifunction Printer: DFDR - Flight Data Recorder:

FDIU - Digital Flight Data Interface Unit:

Accelerometer:

FWC - Flight Warning Computers:

QAR - Quick Access Recorder:

AIDS - Aircraft Integrated Data System:

ELECTRONIC INSTRUMENT SYSTEM (EIS)

PFD - Primary Flight Display:

ND - Navigation Display:

SDACS - System Data Acquisition Concentrators:

Display Management Computers:

EWD - Engine/Warning Display:

SD - System Display:

INTERNATIONAL LEASE FINANCE CORPORATION

A319-100 / CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

TECHNICAL EVALUATION REPORT A319/A320/A321

AVIONICS SYSTEMS (continued)

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER
CFDIU - Centralized Fault Display Interface:

34 NAVIGATION

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER

ADIRU - Air Data/Inertial Reference System:

DME - Distance Measuring Equipment Interrogators:

VHF VOR/Marker Beacon Receiver:

VHF ILS Receiver or Multi Mode Receiver:

DDRMI - Digital Distance & Radio Magnetic Indicator:

Radio Altimeter Transceiver:

Weather Radar Transceiver:

TCAS - Traffic Alert and Collision Avoidance System Computer:

ATC - Air Traffic Control System Transponder:

Microwave Landing Receiver:

GPWS - Ground Proximity Warning System:

ADF - Automatic Direction Finder Receiver:

INSPECTOR RECORD

INSPECTED BY:	DATE:

OPERATOR:	REGISTERED OWNER:

ADDRESS OF OPERATOR:

CONTACT (Name/Title):

TELEPHONE:	TELEFAX:

Email Address:

Department Contact	Name	Phone	Fax	Email

Quality Control:

Power Plant Engineering:

Maintenance Programs/Planning: